Exhibit 10.3

LEASE

33 HAYDEN AVENUE

LEXINGTON, MASSACHUSETTS

Lease Dated January 15, 2013

THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in a certain building (the “Building”) known as, and with an address at, 33 Hayden Avenue, Lexington, Massachusetts 02421.

The parties to this Indenture of Lease hereby agree with each other as follows:

ARTICLE I

Reference Data

1.1	Subjects Referred To

Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:

Landlord:	The Trustees of Hayden Office Trust under Declaration of Trust dated August 24, 1977 recorded with the Middlesex South Registry District of the Land Court as Document No. 560049, as amended and without personal liability.

Landlord’s Original Address:	c/o Boston Properties Limited Partnership Prudential Center 800 Boylston Street, Suite 1900 Boston, Massachusetts 02199-8103

Landlord’s Construction Representatives:	Ken Chianca and Jon Randall

Tenant:	Synageva BioPharma Corp., a Delaware corporation

Tenant’s Original Address:	128 Spring Street, Lexington, Massachusetts

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant’s Email Address for Information Regarding Billings and Statements:	chris.heberlig@synageva.com

Tenant’s Construction Representative:	Chris Heberlig

Second Floor Premises and Third Floor Premises Estimated Commencement Date:	May 31, 2013

Office/Laboratory Premises Estimated Commencement Date:	June 28, 2013

[*] Premises Estimated Commencement Date:	August 1, 2013

Second Floor Premises and Third Floor Premises Outside Completion Date:	July 1, 2013

Office/Laboratory Premises Outside Completion Date:	October 1, 2013

[*] Premises Outside Completion Date:	November 1, 2013

Second Floor Premises and Third Floor Premises Commencement Date:	As defined in Section 2.4 of this Lease.

Office/Laboratory Premises Commencement Date:	As defined in Section 2.4 of this Lease.

[*] Premises Commencement Date:	As defined in Section 2.4 of this Lease.

Applicable Commencement Date:	The Second Floor Premises and Third Floor Premises Commencement Date as to the Second Floor Premises and the Third Floor Premises, the Office/Laboratory Premises Commencement Date as to the Office/Laboratory Premises, and the [*] Premises Commencement Date as to the [*] Premises.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Second Floor Premises and Third Floor Premises Rent Commencement Date:	The five (5) month anniversary of the Second Floor Premises and Third Floor Premises Commencement Date.

Office/Laboratory Premises Rent Commencement Date:	The five (5) month anniversary of the Office/Laboratory Premises Commencement Date.

[*] Premises Rent Commencement Date:	The five (5) month anniversary of the [*] Premises Commencement Date.

Original Term:	The period from the Second Floor Premises and Third Floor Premises Commencement Date through, if either is later than the Second Floor Premises and Third Floor Premises Commencement Date, the later of (i) the Office/Laboratory Premises Commencement Date, and (ii) the [*] Premises Commencement Date (the later of such dates being the “Final Commencement Date”), and then continuing thereafter for a period of seventy-seven (77) months from the Final Commencement Date (plus the partial month if any, immediately following the Final Commencement Date), unless extended or sooner terminated as provided in this Lease.

Tenant Demolition Plans Date:	N/A.

Tenant Construction Plans Date:	February 4, 2013

Authorization to Proceed Date:	February 25, 2013

Long Lead Item Submission Date:	January 14, 2013

Long Lead Item Release Date:	January 28, 2013

Extension Options:	Two (2) periods of three (3) years each as provided in and on the terms set forth in Section 2.4.1 hereof.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Term or Lease Term:	All references in this Lease to the Term or Lease Term shall mean the Original Term and if extended pursuant to Section 2.4.1, the Original Term as extended by the exercise of the applicable extension options unless otherwise specifically provided in this Lease.

The Site:	That certain parcel of land known as and numbered 33 Hayden Avenue, Lexington, Middlesex County, Massachusetts, being more particularly described in Exhibit A attached hereto.

The Building:	The Building known as and numbered 33 Hayden Avenue, Lexington, Massachusetts.

The Complex:	The Building together with all common areas, surface parking areas, the Site and all improvements (including landscaping) thereon and thereto.

Third Floor Premises:	The portion of the third floor of the Building labeled as the “Third Floor Premises” on the floor plans annexed hereto as Exhibit D and incorporated herein by reference.

Second Floor Premises:	The portion of the second floor of the Building labeled as the “Second Floor Premises” on the floor plans annexed hereto as Exhibit D and incorporated herein by reference, which portion of the Premises is solely for use of accommodating Tenant’s vertical penetrations from the Office/Laboratory Premises.

Office/Laboratory Premises:	The portion of the first floor of the Building labeled as the “Office/Laboratory Premises” on the floor plans annexed hereto as Exhibit D and incorporated herein by reference

[*] Premises:	The portion of the first floor of the Building labeled as the “[*] Premises” on the floor plans annexed hereto as Exhibit D and incorporated herein by reference.

Tenant’s Premises:	Collectively, the Second Floor Premises, the Third Floor Premises, the Office/Laboratory Premises and the [*] Premises.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Number of Parking Spaces:	One hundred and seventy (170) spaces based upon a parking ratio of 3.3 parking spaces for each 1,000 square feet of rentable floor area leased by Tenant, subject to and in accordance with the provisions of Section 2.2.1 below.

Second Floor Premises and Third Floor Premises Annual Fixed Rent:	For the period from the Second Floor Premises and Third Floor Premises Commencement Date and continuing through the last day of the Original Term, at the annual rate of $746,184.96, being the product of (i) $25.92 and (ii) the Rentable Floor Area of the Second Floor Premises and the Third Floor Premises, provided, however, that Annual Fixed Rent shall not commence until the Second Floor Premises and Third Floor Premises Rent Commencement Date (hereinabove defined in this Section 1.1).

Office/Laboratory Premises Annual Fixed Rent:	For the period from the Office/Laboratory Premises Commencement Date and continuing through the last day of the Original Term, at the annual rate of $512,386.56, being the product of (i) $25.92 and (ii) the Rentable Floor Area of the Office/Laboratory Premises, provided, however, that Annual Fixed Rent shall not commence until the Office/Laboratory Premises Rent Commencement Date (hereinabove defined in this Section 1.1).

[*] Premises Annual Fixed Rent:	For the period from the [*] Premises Commencement Date and continuing through the last day of the Original Term, at the annual rate of $77,760.00, being the product of (i) $25.92 and (ii) the Rentable Floor Area of the [*] Premises, provided, however, that Annual Fixed Rent shall not commence until the [*] Premises Rent Commencement Date (hereinabove defined in this Section 1.1).

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annual Fixed Rent for the Premises:

(a) During the Original Term, the annual sum of (i) the Second Floor Premises and Third Floor Premises Annual Fixed Rent, (ii) the Office/Laboratory Premises Fixed Rent, and (iii) the [*] Premises Fixed Rent.

(b) During an Extension Term, the annual rate and on the terms determined pursuant to Section 2.4.1.

Operating Expenses:	As provided in Section 2.6 hereof.

Real Estate Taxes:	As provided in Section 2.7 hereof.

Tenant Electricity:	Initially, as provided in Section 2.5 subject to adjustment as provided in Section 2.8 hereof.

Additional Rent:	All charges and other sums payable by Tenant as set forth in this Lease, in addition to Annual Fixed Rent.

Rentable Floor Area of the Premises:	51,556 square feet

Rentable Floor Area of the Third Floor Premises:	28,680 square feet.

Rentable Floor Area of the Second Floor Premises:	108 square feet.

Rentable Floor Area of the Office/Laboratory Premises:	19,768 square feet.

Rentable Floor Area of the [*] Premises:	3,000 square feet.

Total Rentable Floor Area of the Building:	80,872 square feet.

Permitted Use:	General office for purposes of the Third Floor Premises and the office portion of the Laboratory Premises, and with respect only and limited to the laboratory portion of the Office/Laboratory Premises and [*] Premises, general laboratory use provided

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

such use is ancillary, accessory, subordinate and in support of the office use of the Third Floor Premises and the office use of the office portion of the Office/Laboratory Premises, as the foregoing may from time to time be permitted under the Zoning By-Law of the Town of Lexington and subject to the provisions of Section 2.1.1 below.

Broker(s):	CB Richard Ellis and Cushman & Wakefield

Security Deposit:	$675,000 subject to the provisions of Section 9.18 of this Lease.

1.2	Exhibits

There are incorporated as part of this Lease:

Exhibit A	—	Description of Site

Exhibit B-1	—	Work Agreement

Exhibit B-2	—	Space Plan

Exhibit B-3	—	Tenant Matrix

Exhibit B-4	—	Tenant Plan and Working Drawing Requirements

Exhibit B-5	—	Landlord’s Common Area Work

Exhibit C	—	Landlord’s Services

Exhibit D	—	Floor Plans

Exhibit E	—	Form of Declaration Affixing the Commencement Date of Lease

Exhibit F	—	Broker Determination

Exhibit G	—	Form of Letter of Credit

Exhibit H	—	Form of Certificate of Insurance

Exhibit I	—	Permitted Hazardous Materials

Exhibit J	—	Option Space

Exhibit K	—	Data Center Requirements

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit L	—	Tenant’s Signage

Exhibit M	—	Form of Construction Letter of Credit

Exhibit N	—	Designated Parking Spaces

1.3	Table of Articles and Sections

ARTICLE I		1
Reference Data		1
1.1	Subjects Referred To	1
1.2	Exhibits	7

ARTICLE II		10
Building, Premises, Term and Rent		10
2.1	The Premises	10
2.2	Rights to Use Common Facilities	14
2.3	Landlord’s Reservations	16
2.4	Habendum	16
2.5	Fixed Rent Payments	18
2.6	Operating Expenses	19
2.7	Real Estate Taxes	24
2.8	Tenant Electricity	26

ARTICLE III		28
Condition of Premises		28
3.1	Preparation of Premises	28

ARTICLE IV		28
Landlord’s Covenants; Interruptions and Delays		28
4.1	Landlord Covenants	28
4.2	Interruptions and Delays in Services and Repairs, etc	29

ARTICLE V		31
Tenant’s Covenants		31
5.1	Payments	31
5.2	Repair and Yield Up	31
5.3	Use	32
5.4	Obstructions; Items Visible from Exterior; Rules and Regulations	34
5.5	Safety Appliances	34
5.6	Assignment; Sublease	34
5.7	Right of Entry	40
5.8	Floor Load; Prevention of Vibration and Noise	41
5.9	Personal Property Taxes	41
5.10	Compliance with Laws	41
5.11	Payment of Litigation Expenses	41

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.12	Alterations	41
5.13	Vendors	44
5.14	Patriot Act	44

ARTICLE VI		45
Casualty and Taking		45
6.1	Damage Resulting from Casualty	45
6.2	Uninsured Casualty	47
6.3	Rights of Termination for Taking	47
6.4	Award	48

ARTICLE VII		48
Default		48
7.1	Tenant’s Default	48
7.2	Landlord’s Default	53

ARTICLE VIII		53
Insurance and Indemnity		53
8.1	Tenant’s Indemnity	53
8.2	Tenant’s Risk	55
8.3	Tenant’s Commercial General Liability Insurance	56
8.4	Tenant’s Property Insurance	56
8.5	Tenant’s Other Insurance	57
8.6	Requirements for Tenant’s Insurance	57
8.7	Additional Insureds	58
8.8	Certificates of Insurance	58
8.9	Subtenants and Other Occupants	58
8.10	No Violation of Building Policies	59
8.11	Tenant to Pay Premium Increases	59
8.12	Landlord’s Insurance	59
8.13	Waiver of Subrogation	60
8.14	Tenant’s Work	61

ARTICLE IX		61
Miscellaneous Provisions		61
9.1	Waiver	61
9.2	Cumulative Remedies	62
9.3	Quiet Enjoyment	62
9.4	Notice to Mortgagee and Ground Lessor	63
9.5	Assignment of Rents	63
9.6	Surrender	64
9.7	Brokerage	64
9.8	Invalidity of Particular Provisions	65
9.9	Provisions Binding, Etc	65
9.10	Recording; Confidentiality	65
9.11	Notices	66
9.12	When Lease Becomes Binding and Authority	66

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.13	Section Headings	67
9.14	Rights of Mortgagee	67
9.15	Status Reports and Financial Statements	68
9.16	Self-Help	68
9.17	Holding Over	68
9.18	Security Deposit	69
9.19	Late Payment	70
9.20	Tenant’s Payments	71
9.21	Waiver of Trial by Jury	71
9.22	Governing Law	71
9.23	Signage	72
9.24	Tenant’s Equipment	72

ARTICLE II

Building, Premises, Term and Rent

2.1	The Premises

Landlord hereby demises and leases to Tenant, and Tenant hereby hires and accepts from Landlord, Tenant’s Premises in the Building excluding exterior faces of exterior walls, the common stairways and stairwells, elevators and elevator wells, fan rooms, electric and telephone closets, janitor closets, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively, or in common, other parts of the Building, and if Tenant’s Premises includes less than the entire rentable area of any floor, excluding the common corridors, elevator lobbies and toilets located on such floor. Subject to temporary interruption resulting from fire, casualty, maintenance activity, the actions of governmental authorities and other conditions not reasonably within Landlord’s control, Tenant shall have access to the Premises 24 hours per day, 365 days per year. Such right of access shall be subject to such reasonable security procedures (e.g., presentation of building access card, guard desk sign-in, and the like) as may be adopted by Landlord from time to time.

Tenant’s Premises with such exclusions is hereinafter referred to as the “Premises.” The term “Building” means the Building identified on the first page, and which is the subject of this Lease; the term “Site” means all, and also any part of the Land described in Exhibit A, plus any additions or reductions thereto resulting from the change of any abutting street line and all parking areas and structures. The term “Property” means the Building and the Site. Landlord and Tenant hereby agree that the Rentable Floor Area of the Premises and the Rentable Floor Area of the Building are conclusive for all purposes hereunder and shall not be subject to re-measurement, unless and to the extent the physical boundaries of the Premises or the Building are physically altered.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.1.1	Use Limitations.

Tenant hereby covenants and agrees with Landlord that Tenant shall be responsible and obligated, at Tenant’s sole cost and expense, for obtaining and maintaining in full force and effect throughout the entire Term, all permits, approvals and licenses from time to time required by Legal Requirements (defined in Exhibit B-1) and all Hazardous Materials Laws (defined in Section 5.3) relating and applicable to the conduct and operation of the laboratory and [*] including, but not limited to, the use, storage, removal, transport and disposal and other handling of Hazardous Materials and the requirements imposed by the Lexington Board of Health and regulations under which it operates. The foregoing shall be in addition to the covenants and obligations of Tenant elsewhere set forth in this Lease including those set forth in Section 5.3 hereof. Tenant acknowledges, covenants and agrees that Landlord shall have no obligation, liability or other responsibility for performing or otherwise complying with any of the foregoing or for the commissioning of any of Tenant’s laboratory or other equipment and systems.

In addition, all lab coats and other laboratory clothing, goggles and other equipment of any nature shall only be worn and used within the confines of the Premises.

Further, in recognition of the fact that Tenant has deliveries and pick-ups related to the laboratory use of the Office/Laboratory Premises and [*] Premises that are not consistent with uses typically found in a first class office building, Tenant agrees that, in order to minimize conflict with the conduct of the Building as a first class office and laboratory building, and the multi-tenant office use of the remainder of the Building, all deliveries and pick-ups relating to (i) Tenant’s laboratory uses shall only enter the Building through the loading dock located on the north wing of the first floor of the Building (the “Loading Dock”); and (ii) Tenant’s [*] uses shall only enter the Building through the new exterior door entering directly to the [*]. In no event shall any deliveries or shipments go through the common areas of the Building. Tenant shall have access to the Loading Dock at all times except in case of emergency or Force Majeure.

2.1.2	Tenant’s Expansion Rights. Landlord and Tenant acknowledge and agree that this Section 2.1.2 shall exclusively govern the rights of Tenant to lease the 28,680 square feet of space on the second floor of the Building shown on Exhibit J attached hereto (the “Option Space”). The parties agree that the Option Space is currently vacant and not under lease to another party.

2.1.2.1 Tenant’s Initial Right of First Refusal.

(A) Subject to the provisions of this Section 2.1.2.1, Landlord agrees that with respect only to the initial lease of the Option Space during the Term of this Lease to a third party and provided that (i) there exists no uncured Event of Default (as

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

defined in Section 7.1) and there have been no more than two (2) Event of Default occurrences during the previous thirty-six (36) months of the Term, (ii) this Lease is still in full force and effect, and (iii) no assignment of this Lease or subleases of more than twenty percent (20%) of the Premises in the aggregate are then in effect (except for any assignment or sublease to a Permitted Transferee (as defined in Section 5.6.4)), then if Landlord either (A) submits a written proposal to any potential tenant (a “Potential Tenant”) and such proposal is accepted by the Potential Tenant, or (B) receives a written proposal or request for proposal from a Potential Tenant respecting the leasing of the Option Space which Landlord desires to accept (collectively called a “Potential Tenant Leasing Proposal”), then Landlord shall by written notice to Tenant offer the entire Option Space to Tenant under substantially the same terms and conditions as contained in the Potential Tenant Leasing Proposal (“Landlord’s Submitted Offer”). Said notice shall consist of two counterpart originals of a commitment to enter into an amendment to this Lease to incorporate such Option Space into the Premises demised under this Lease upon the terms set forth in Landlord’s Submitted Offer and otherwise on the terms of this Lease (provided that Landlord shall have no obligation to provide Tenant any construction allowance or the like or to perform any work to the Option Space except as expressly contained in the Landlord’s Submitted Offer).

(B) Tenant shall have the right to accept Landlord’s Submitted Offer by executing such two (2) counterpart original commitments to enter into such lease amendment and delivering to Landlord the same within ten (10) business days after Tenant’s receipt of Landlord’s Submitted Offer. Within ten (10) business days after Landlord’s receipt of such accepted commitment, Landlord shall deliver to Tenant two (2) counterpart originals of an amendment to this Lease, in form and substance reasonably acceptable to Landlord and Tenant, to incorporate the Option Space subject to Landlord’s Submitted Offer into the Premises demised under this Lease upon the terms and conditions of such accepted commitment. Within ten (10) business days after Tenant’s receipt of such amendment, Tenant shall execute both counterpart originals of such amendment and shall deliver the same to Landlord along with appropriate evidence of the authority of Tenant to enter into the transaction. If Tenant shall duly and timely comply with the foregoing, Landlord shall execute and return one (1) fully executed counterpart to Tenant.

(C) If at the expiration of ten (10) business days after Tenant’s receipt of Landlord’s Submitted Offer, Tenant shall not have accepted Landlord’s Submitted Offer by entering into such commitment and delivering the same to Landlord, or if Tenant shall so execute and deliver such commitment, but at the end of ten (10) business days after Tenant’s receipt of such lease amendment Tenant has not entered into such lease amendment and delivered the same to Landlord and/or has not complied with the provisions of subparagraph (B) above, time being of the essence in respect to all of the same, Landlord shall be free to lease the Option Space at no less than ninety-five percent (95%) of the economic terms contained

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

in the Landlord’s Submitted Offer and for an initial term which is not more than one (1) year shorter, nor greater than one (1) year longer, than the initial term contained in the Landlord’s Submitted Offer, without again offering such space to Tenant for lease except after initial leasing of the same as provided in Section 2.2.2.2 below.

2.1.2.2 Tenant’s Right of First Offer.

(A) Subject to the rights of any then-existing tenant of the Option Space to extend its term (whether or not pursuant to rights which exist in its lease), Landlord agrees that if at any time during the Term of this Lease after initial leasing of the Option Space (it being agreed that this Section 2.1.2.2 shall not apply with respect to the initial lease of the Option Space or with respect to any efforts to lease the Option Space during the final twenty four (24) months of the Term), Landlord intends to offer the Option Space for lease then, provided that, (i) there exists no uncured Event of Default and there have been no more than two (2) Event of Default occurrences during the previous thirty-six (36) months of the Term, (ii) this Lease is still in full force and effect, and (iii) no assignment of this Lease or subleases of more than twenty percent (20%) of the Premises in the aggregate are then in effect (except for any assignment or sublease to a Permitted Transferee), then Landlord shall give notice of the availability of such space to Tenant and the business terms which Landlord is willing to lease such space (“Landlord’s ROFO Offer”).

(B) Tenant shall have the right to accept Landlord’s ROFO Offer by giving Landlord notice (“Tenant’s ROFO Exercise Notice”) of Tenant’s acceptance within ten (10) business days after its receipt of Landlord’s ROFO Offer and, if so accepted, Landlord and Tenant shall endeavor to execute, within ten (10) business days after Tenant’s ROFO Exercise Notice, an amendment to this Lease incorporating the Option Space into the Premises upon the terms contained in Landlord’s ROFO Offer and otherwise as substantially the same terms and conditions as contained in this Lease (provided that Landlord shall have no obligation to provide to Tenant any construction allowance or the like or to perform any work to the Option Space except as expressly contained in the Landlord’s ROFO Offer and the term applicable to the Option Space shall be co-terminus with the Term of this Lease); provided, however, that the failure of the parties to so enter into such amendment with the aforesaid ten (10) business-day period shall not negate the exercise by Tenant of its rights under this Section 2.1.2.2 and Tenant shall be deemed to be leasing the Option Space on the terms and provisions set forth in Landlord’s ROFO Offer.

(C) If at the expiration of ten (10) business days after Tenant’s receipt of Landlord’s ROFO Offer, Tenant shall not have accepted Landlord’s ROFO Offer by timely delivering Tenant ROFO Exercise Notice, time being of the essence in respect to all of the same, Landlord shall be free to consummate a lease for the Option Space at no less than ninety-five percent (95%) of the economic terms

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

contained in the Landlord’s ROFO Offer without again offering such space to Tenant for lease; provided, however, if after so leasing the Option Space, the same shall thereafter become available for lease during the Term, the terms of this Section 2.1.2.2. shall again apply to such Option Space except during the last twenty four (24) months of the Term.

(D) If Tenant shall accept Landlord’s ROFO Offer as provided above and if, thereafter, the then occupant of the Option Space wrongfully fails to deliver possession of such space at the time when its tenancy is scheduled to expire, Landlord shall use reasonable efforts (which shall be limited to the commencement and prosecution thereafter of eviction proceedings within sixty (60) days after the date on which the hold-over commences, but which shall not require the taking of any appeal) to evict such occupant from the Option Space. In such event, commencement of the term of Tenant’s occupancy and lease of such Option Space shall, in the event of such holding over by such occupant, be deferred until possession of such additional space is delivered to Tenant. The failure of the then occupant of such space to so vacate shall not give Tenant any right to terminate this Lease or to deduct from, offset against or withhold Annual Fixed Rent or Additional Rent (or any portions thereof).

2.2	Rights to Use Common Facilities

Subject to Landlord’s right to change or alter any of the following in Landlord’s discretion as herein provided, Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use in common with others, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice (a) the common lobbies, corridors, stairways, elevators and loading area of the Building, and the pipes, ducts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others, (b) common walkways and driveways necessary for access to the Building, and (c) if the Premises include less than the entire rentable floor area of any floor, the common toilets, corridors and elevator lobby of such floor. Notwithstanding anything to the contrary herein, Landlord has no obligation to allow any particular telecommunication service provider to have access to the Building or to the Premises except as may be required by applicable law, and if Landlord permits such access, Landlord may condition such access upon the payment to Landlord by the service provider of fees assessed by Landlord in its sole discretion. Notwithstanding the prior sentence, Landlord agrees that the following telecommunications service providers shall have the right under this Lease to access and provide services to the Premises without further consent of Landlord: Comcast Business, Comcast Enterprise, XO Communications, Verizon, Lighttower, Towerstream, Windstream and EarthLink, but Tenant agrees to give Landlord prior notice of, and a copy of, any contract between Tenant and any such telecommunication provider. In no event shall Tenant or any such provider record any such contract or any memorandum thereof against Landlord’s title to the Building or Site. Subject to the limitations contained in Section 2.1.1 above, Tenant shall have the right, in common with others, to use the freight elevators and loading docks serving the Building on 24 hours per day, 365 days per year, subject to Landlord’s reasonable scheduling requirements and compliance with Legal Requirements, at no additional charge (other than as may be included in Operating Expenses).

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.2.1	Tenant’s Parking

In addition, Tenant shall have the right to use the Number of Parking Spaces (referred to in Section 1.1) of the parking area, in common with use by other tenants from time to time of the Complex; provided, however, Landlord shall not be obligated to furnish stalls or spaces in any parking area specifically designated for Tenant’s use; however two (2) of such spaces shall be designated exclusively for Tenant’s use as shown “Requested Reserved Spaces” on Exhibit N attached hereto (the “Designated Spaces”). Landlord shall have no responsibility for policing the use of, or enforcing Tenant’s right to exclusively use, the Designated Spaces. Tenant, at Tenant’s expense, may install signs indicating that the Designed Spaces are for the exclusive use of Tenant, subject to compliance with applicable Legal Requirements. Landlord may relocate the Designated Spaces elsewhere on the Property upon not less than thirty (30) days advance notice to Tenant provided such relocated spaces are comparable in size, desirability and distance from the Building as the Designated Spaces shown on Exhibit N. In the event that the Rentable Floor Area of the Premises decreases at any time during the Lease Term, the Number of Parking Spaces provided to Tenant hereunder shall be reduced proportionately. Tenant covenants and agrees that it and all persons claiming by, through and under it, shall at all times abide by all reasonable rules and regulations promulgated by Landlord with respect to the use of the parking areas on the Site. The parking privileges granted herein are non-transferable except to a permitted assignee or subtenant as provided in Section 5.6. Further, Landlord assumes no responsibility whatsoever for loss or damage due to fire, theft or otherwise to any automobile(s) parked on the Site or to any personal property therein, however caused, and Tenant covenants and agrees, upon request from Landlord from time to time, to notify its officers, employees, agents and invitees of such limitation of liability. Tenant acknowledges and agrees that a license only is hereby granted, and no bailment is intended or shall be created.

2.2.2	Tenant’s Dumpster.

Tenant, at Tenant’s expense, shall have a right to maintain a dumpster exclusively for its use at the rear of the Building subject to Tenant’s compliance with the following: Prior to installation, Tenant shall provide Landlord with a written description of the size, and design of the dumpster, as well as the intended use of the dumpster, and such shall be subject to Landlord’s prior approval, which shall not be unreasonably withheld; provided, however, in no event may be dumpster be used for storage or disposal of Hazardous Materials. Landlord reserves the right to require Tenant, at its cost, to install a concrete pad and/or other appurtenances, to the extent Landlord reasonably believes the same to be necessary in connection with the installation and use of the dumpster. Once

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

approved, such dumpster shall be (i) located behind the Building where reasonably designated by Landlord, (ii) emptied on a regular basis (not less than weekly), (iii) maintained in a neat and sanitary condition and shall not be used for the storage or disposal of Hazardous Materials, (iv) screened or fenced as reasonably required by Landlord, and (v) locked each evening to prevent unauthorized disposal therein by third parties. At Tenant’s expense, Tenant shall keep the areas around the dumpster free of trash and shall maintain and repair the dumpster and any appurtenances in good condition throughout the Term. Tenant shall remove the dumpster upon the expiration or earlier termination of the Term.

2.3	Landlord’s Reservations

Landlord reserves the right from time to time, without unreasonable interference with Tenant’s use: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building, and (b) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better. Installations, replacements and relocations referred to in clause (a) above shall be located so far as practicable in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises; provided that Landlord shall not reduce the Rentable Floor Area of the Premises in more than a de-minimus manner.

2.4	Habendum

Tenant shall have and hold (i) the Second Floor Premises and Third Floor Premises for a period commencing on (the “Second Floor Premises and Third Floor Premises Commencement Date”) the earlier of (a) that date on which the Third Floor Premises are ready for occupancy as defined in Exhibit B-1 hereof (but in no such event earlier than either of (1) April 1, 2013, or (2) the date which is thirty (30) days prior to the Office/Laboratory Premises Commencement Date (as the same occurs or is deemed to have occurred in accordance with the terms of this Lease)), or (b) that date on which Tenant commences occupancy of any portion of the Third Floor Premises for the Permitted Uses, (ii) the Office/Laboratory Premises for a period commencing on (the “Office/Laboratory Premises Commencement Date”) the earlier of (a) that date on which the Office/Laboratory Premises are ready for occupancy as defined in Exhibit B-1 hereof (but in no such event earlier than April 1, 2013), or (b) that date on which Tenant commences occupancy of any portion of the Office/Laboratory Premises for the Permitted Uses, and (iii) the [*] Premises for a period commencing on (the “[*] Premises Commencement Date”) the earlier of (a) that date on which the [*] Premises are ready for occupancy as defined in Exhibit B-1 hereof (but in no event such earlier than April 1, 2013), or (b) that date on which Tenant commences occupancy of any portion of the [*] Premises for the Permitted Uses. In each case, the Term shall continue for the Original Term unless sooner terminated as provided in Article VI or Article VII or unless extended as provided in Section 2.4.1.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

As soon as may be convenient after the date has been determined on which the Applicable Commencement Date commences as aforesaid, Landlord and Tenant agree to join with each other in the execution of a written Declaration, in the form of Exhibit E, in which the date on which the Applicable Commencement Date occurs as aforesaid and the Term of this Lease shall be stated. If Tenant shall fail to execute such Declaration, each Applicable Commencement Date and Lease Term shall be as reasonably determined by Landlord in accordance with the terms of this Lease.

2.4.1	Extension Option

(A) On the conditions (which conditions Landlord may waive by written notice to Tenant) that at the time of exercise of the then applicable option to extend (except with respect to subsection (iii) below) and at the commencement date of the then applicable extension option period (i) there exists no uncured Event of Default (defined in Section 7.1), (ii) this Lease is still in full force and effect, and (iii) no assignment of this Lease or subleases of more than thirty percent (30%) of the Premises in the aggregate (excluding an assignment or sublease to a Permitted Transferee) is in effect at the commencement of the applicable Extended Term (as defined below), then Tenant shall have the right to extend the Term hereof upon all the same terms, conditions, covenants and agreements herein contained (except for the Annual Fixed Rent which shall be adjusted during the option periods as hereinbelow set forth) for two (2) successive periods of three (3) years each as hereinafter set forth. Each option period is sometimes herein referred to as an “Extended Term.” Notwithstanding any implication to the contrary Landlord has no obligation to make any additional payment to Tenant in respect of any construction allowance or the like or to perform any work to the Premises as a result of the exercise by Tenant of any such option.

(B) (i) No earlier than one hundred and twenty (120) days prior to the earliest date on which Tenant may exercise the then applicable option to extend the Term as provided in subsection (B)(ii) below, Tenant may, but shall not be obligated, to deliver written notice to Landlord (“Rent Quotation Notice”), requesting Landlord’s quotation of a proposed Annual Fixed Rent for the next applicable Extended Term (“Landlord’s Rent Quotation”). Within thirty (30) days after Landlord’s receipt of the Rent Quotation Notice, Landlord shall provide Landlord’s quotation of a proposed Annual Fixed Rent for the next applicable Extended Term (“Landlord’s Rent Quotation”)

(ii) If Tenant desires to exercise the then applicable option to extend the Term, then Tenant shall give notice (the “Exercise Notice”) to Landlord, not earlier than twenty four (24) months nor later than fifteen (15) months prior to the expiration of the then Term of this Lease (as it may have been previously extended) exercising such option to extend. Promptly after Landlord’s receipt of the Exercise Notice, Landlord and Tenant shall use reasonable efforts to reach agreement on a determination of an Annual Fixed Rent for the then applicable

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Extended Term. If at the expiration of thirty (30) days after the date when Landlord receives the Exercise Notice (the “Negotiation Period”), Landlord and Tenant have not reached agreement on a determination of an Annual Fixed Rent for the then applicable Extended Term and executed a written instrument extending the Term of this Lease pursuant to such agreement, then Tenant shall have the right, for thirty (30) days following the expiration of the Negotiation Period, to make a request to Landlord for a broker determination (the “Broker Determination”) of the Prevailing Market Rent (as defined in Exhibit G) for the applicable Extended Term, which Broker Determination shall be made in the manner set forth in Exhibit F.

(iii) If Tenant timely shall have requested the Broker Determination, then the Annual Fixed Rent for the applicable Extended Term shall be the greater of (a) ninety-five percent (95%) of the Prevailing Market Rent as determined by the Broker Determination or (b) the Annual Fixed Rent in effect during the last twelve (12) month period of the Lease Term immediately prior to such Extended Term. If Tenant does not timely request the Broker Determination, then Annual Fixed Rent during the applicable Extended Term shall be equal to the greater of (a) Landlord’s Rent Quotation or (b) the Annual Fixed Rent in effect during the last twelve (12) month period of the Lease Term immediately prior to such Extended Term.

(C) Upon the giving of the Exercise Notice by Tenant to Landlord exercising Tenant’s then applicable option to extend the Lease Term in accordance with the provisions of either subsection (B) above, this Lease and the Lease Term hereof shall be extended, for the applicable Extended Term, without the necessity for the execution of any additional documents, except that Landlord and Tenant agree to enter into an instrument in writing setting forth the Annual Fixed Rent for the then applicable Extended Term but the failure to so enter into such a written instrument shall not negate the exercise of the applicable option to extend. Notwithstanding anything herein contained to the contrary, in no event shall Tenant have the right to exercise more than one extension option at a time and, further, Tenant shall not have the right to exercise its second extension option unless it has duly exercised its first extension option and in no event shall the Lease Term hereof be extended for more than six (6) years after the expiration of the Original Term hereof.

2.5	Fixed Rent Payments

Tenant agrees to pay to Landlord, (1)(a) on the applicable Rent Commencement Date (defined in Section 1.1 hereof) and thereafter monthly, in advance, on the first day of each and every calendar month during the Original Term, a sum equal to one twelfth (1/12th) of the applicable Annual Fixed Rent (sometimes hereinafter referred to as “fixed rent”) and (1)(b) on the applicable Commencement Date and thereafter monthly, in advance, on the first day of each and every calendar month during the Original Term, an amount estimated by Landlord from time to time to cover Tenant’s monthly payments for electricity under Section 2.8 hereinbelow and (2) on the first day of each and every

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

calendar month during each extension option period (if exercised), a sum equal to (a) one twelfth (1/12th) of the applicable Annual Fixed Rent as determined in Section 2.4.1 for the applicable extension option period plus (b) then applicable monthly electricity charges (subject to escalation for electricity as provided in Section 2.8 hereof). Until notice of some other designation is given, fixed rent and all other charges for which provision is herein made shall be paid by remittance to or for the order of Boston Properties Limited Partnership either (i) by mail to P.O. Box 3557, Boston, Massachusetts 02241-3557, (ii) by wire transfer to Bank of America in Dallas, Texas, Bank Routing Number 0260-0959-3 or (iii) by ACH transfer to Bank of America in Dallas, Texas, Bank Routing Number 111 000 012, and in the case of (ii) or (iii) referencing Account Number 3756454460, Account Name of Boston Properties, LP, Tenant’s name and the Property address. All remittances received by Boston Properties Limited Partnership, as Agents as aforesaid, or by any subsequently designated recipient, shall be treated as payment to Landlord.

Annual Fixed Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the applicable Rent Commencement Date is a day other than the first day of a calendar month, the first payment of Annual Fixed Rent which Tenant shall make to Landlord shall be a payment equal to a proportionate part of such monthly Annual Fixed Rent for the partial month from the applicable Rent Commencement Date to the first day of the succeeding calendar month.

Additional Rent payable by Tenant on a monthly basis, as hereinafter provided, likewise shall be prorated, and the first payment on account thereof shall be determined in similar fashion but shall commence on the applicable Commencement Date; and other provisions of this Lease calling for monthly payments shall be read as incorporating this undertaking by Tenant.

Notwithstanding that the payment of Annual Fixed Rent payable by Tenant to Landlord shall not commence until the Rent Commencement Date, Tenant shall be subject to, and shall comply with, all other provisions of this Lease as and at the times provided in this Lease.

The Annual Fixed Rent and all other charges for which provision is herein made shall be paid by Tenant to Landlord, without offset, deduction or abatement except as otherwise specifically set forth in this Lease.

2.6	Operating Expenses

“Landlord’s Operating Expenses” means the cost of operation of the Building and the Site which shall exclude costs of special services rendered to tenants (including Tenant) for which a separate charge is made, but shall include, without limitation, the following: premiums for insurance carried with respect to the Building and the Site (including, without limitation, liability insurance, insurance against loss in case of fire or casualty and insurance of monthly installments of fixed rent and any Additional Rent which may be due under this Lease and other leases of space in the Building for not more than 12 months in the case of both fixed rent and Additional Rent and if there be any first

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

mortgage of the Property, including such insurance as may be required by the holder of such first mortgage); maintenance, repair and replacement of the transformer and related equipment and appurtenances which are to be installed as part of Landlord’s Work; compensation and all fringe benefits, worker’s compensation insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, maintaining or cleaning of the Building or Site and consistent with other comparable buildings owned by Landlord or Landlord’s affiliates in the Boston West suburban market; water, sewer, electric, gas, oil and telephone charges (excluding utility charges separately chargeable to tenants for additional or special services); cost of building and cleaning supplies and equipment; cost of maintenance, cleaning and repairs (other than repairs not properly chargeable against income or reimbursed from contractors under guarantees); cost of snow removal and care of landscaping; payments under service contracts with independent contractors; management fees at reasonable rates for self managed buildings consistent with the type of occupancy and the service rendered not to exceed three percent (3%) of annual gross scheduled revenues for the Building; and all other reasonable and necessary expenses paid in connection with the operation, cleaning and maintenance of the Building and the Site and properly chargeable against income, provided, however, there shall be included (a) depreciation for capital expenditures made by Landlord during the Lease Term (i) to reduce Landlord’s Operating Expenses if Landlord shall have reasonably determined that the annual reduction in Landlord’s Operating Expenses shall exceed depreciation therefor or (ii) to comply with applicable laws, rules, regulations, requirements, statutes, ordinances, by-laws and court decisions of all public authorities which are enacted, or interpreted to apply to the Property, after the date of this Lease (the capital expenditures described in subsections (i) and (ii) being hereinafter referred to as “Permitted Capital Expenditures”); plus (b) in the case of both (i) and (ii) an interest factor, reasonably determined by Landlord, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the locality in which the Building is located; depreciation in the case of both (i) and (ii) shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired and the useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item; provided, however, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in other Landlord’s Operating Expenses, including, without limitation, energy related costs, and that such projected savings will, on an annual basis (“Projected Annual Savings”), exceed the annual depreciation therefor, then and in such event the amount of depreciation for such capital expenditure shall be increased to an amount equal to the Projected Annual Savings; and in such circumstance, the increased depreciation (in the amount of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the item in question, together with interest thereon at the interest rate as aforesaid in equal monthly payments, each in the amount of 1/12th of the Projected Annual Savings, with such payment to be applied first to interest and the balance to principal.

Notwithstanding the foregoing, the following shall be excluded from Operating Expenses for the Property:

(1)	All capital expenditures and depreciation, except as otherwise explicitly provided in this Section 2.6;

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

(2)	Leasing fees or commissions, advertising and promotional expenses, legal fees, the cost of tenant improvements, build out allowances, moving expenses, assumption of rent under existing leases and other concessions incurred in connection with leasing space in the Building;

(3)	Interest on indebtedness, debt amortization, ground rent, and refinancing costs for any mortgage or ground lease of the Building or the Site;

(4)	Costs paid or incurred in connection with financings, refinancings or sales of any of Landlord’s interest in the Building or the Site;

(5)	Costs incurred in performing work or furnishing services for any tenant (including Tenant), whether at such tenant’s or Landlord’s expense, to the extent that such work or services is in excess of any work or service that Landlord is obligated to furnish to Tenant at Landlord’s expense (e.g., if Landlord agrees to provide extra cleaning to another tenant, the cost thereof would be excluded since Landlord is not obligated to furnish extra cleaning to Tenant);

(6)	The cost of any item or service to the extent to which Landlord is actually reimbursed or compensated by insurance, any tenant, or any third party;

(7)	Any advertising, promotional or marketing expenses for the Building;

(8)	The cost of any service or materials provided by any party related to Landlord, to the extent such costs exceed the reasonable cost for such service or materials absent such relationship in buildings similar to the Building in the vicinity of the Building;

(9)	Penalties and interest for late payment of any obligations of Landlord, including, without limitation, taxes, insurance, equipment leases and other past due amounts;

(10)	Unfunded contributions to operating expense reserves;

(11)	Salaries or other compensation paid to employees above the grade of Building manager;

(12)	The cost of remediation or removal of “Hazardous Materials” (as defined in Section 5.3) which are in or on the Building or on the Site as of the Effective Date to the extent required by “Hazardous Materials Laws” (as defined in Section 5.3) unless caused by Tenant or its contractors, subcontractors, agents, employees or invitees, but the foregoing shall not prohibit the inclusion of routine maintenance and monitoring costs);

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

(13)	Costs of repairs, replacements, alterations or improvements necessary to make the Building or the Site comply with applicable law as of the date of this Lease;

(14)	The costs of correcting defects in the construction of tenant spaces that Landlord has agreed to make under this Lease or other leases affecting the Buildings;

(15)	Costs caused by the gross negligence of Landlord;

(16)	Costs and expenses (including legal expenses) of Landlord’s enforcement of any other lease in the Building;

(17)	Costs resulting from Landlord’s breach of this Lease or any other lease of space in the Building;

(18)	Rents due under ground leases; and

(19)

Costs of applying and reporting for the Building or any part thereof to seek or maintain certification under the U.S. EPA’s Energy Star® rating system, the U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system or a similar system or standard.

“Operating Expenses Allocable to the Premises” shall mean the same proportion of Landlord’s Operating Expenses for and pertaining to the Building and the Site as the Rentable Floor Area of the Premises bears to 100% of the Total Rentable Floor Area of the Building. The parties acknowledge that for purposes of determining the initial amounts due under this Section 2.6, the Operating Expenses Allocable to the Premises shall not be based upon the entire Rentable Floor Area of the Premises until the Final Commencement Date due to the varied delivery dates of certain portions of the Premises as contemplated hereunder, and as a result, the Operating Expenses Allocable to the Premises with respect to period from the Second Floor and Third Floor Premises Commencement Date through the Final Commencement Date shall be adjusted on a proportionate basis reflective of the Applicable Commencement Date of each such portion of the Premises.

Tenant shall pay to Landlord, as Additional Rent, with respect to any calendar year falling within the Term, or fraction of a calendar year falling within the Term at the beginning or end thereof, the Operating Expenses Allocable to the Premises. Such payments shall be made at the times and in the manner hereinafter provided in this Section 2.6. Tenant shall make payments monthly in the amount of one-twelfth (1/12) of the Operating Expenses Allocable to the Premises anticipated for the then current year at the time and in the fashion herein provided for the payment of Annual Fixed Rent for the Premises. The amount to be paid to Landlord shall be an amount reasonably estimated annually by Landlord to be sufficient to cover, in the aggregate, a sum equal to the Operating Expenses Allocable to the Premises for the then-applicable calendar year of the Term.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Not later than one hundred and twenty (120) days after the end of the first calendar year or fraction thereof ending December 31 and of each succeeding calendar year during the Term or fraction thereof at the end of the Term, Landlord shall render Tenant a statement (the “Reconciliation Statement”) in reasonable detail and according to usual accounting practices certified by a representative of Landlord, showing for the preceding calendar year or fraction thereof, as the case may be, Landlord’s Operating Expenses and Operating Expenses Allocable to the Premises. Said Reconciliation Statement to be rendered to Tenant shall also show for the preceding year or fraction thereof, as the case may be the amounts of Operating Expenses Allocable to the Premises already paid by Tenant as Additional Rent and the amount of Operating Expenses Allocable to the Premises remaining due from, or overpaid by, Tenant for the applicable calendar year or other period covered by the statement. Within thirty (30) days after the date of delivery of such statement, Tenant shall pay to Landlord the balance of the amounts, if any, required to be paid pursuant to the above provisions of this Section 2.6 with respect to the preceding year or fraction thereof, or Landlord shall credit any amounts overpaid by Tenant against (i) monthly installments of fixed rent next thereafter coming due or (ii) any sums then due from Tenant to Landlord under this Lease (or refund such portion of the overpayment as aforesaid if the Term has ended and there is no Event of Default hereunder).

2.6.1	Tenant’s Audit Right.

Subject to the provisions of this Section and provided that no Event of Default of Tenant exists, Tenant shall have the right to examine the correctness of the Landlord’s Reconciliation Statement or any item contained therein on the following terms:

1. Any request for examination in respect of any “Operating Year” (as defined hereinbelow) may be made by notice from Tenant to Landlord no more than ninety (90) days after the date (the “Tenant Audit Notice Date”) Landlord provides Tenant the Reconciliation Statement of the actual amount of the Landlord’s Operating Expenses in respect of such Operating Year (the “Operating Expense Statement Date”) and only if Tenant shall have fully paid such amount. Such notice shall set forth in reasonable detail the matters questioned. Any examination must be completed and the results communicated to Landlord no more than one hundred eighty (180) days after the Tenant Audit Notice Date. “Operating Year” shall mean a period of twelve (12) consecutive calendar months, commencing on the first day of January in each year, except that the first Operating Year of the Lease Term hereof shall be the period commencing on the Commencement Date and ending on the succeeding December 31, and the last Operating Year of the Lease Term hereof shall be the period commencing on January 1 of the calendar year in which the Lease Term ends, and ending with the date on which the Lease Term ends.

2. Tenant hereby acknowledges and agrees that Tenant’s sole right to contest the Reconciliation Statement shall be as expressly set forth in this Section. Tenant hereby waives any and all other rights provided pursuant to applicable laws to inspect Landlord’s

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

books and records and/or to contest the Reconciliation Statement. If Tenant shall fail to timely exercise Tenant’s right to inspect Landlord’s books and records as provided in this Section, or if Tenant shall fail to timely communicate to Landlord the results of Tenant’s examination as provided in this Section, with respect to any Operating Year, Landlord’s Reconciliation Statement shall be conclusive and binding on Tenant.

3. So much of Landlord’s books and records pertaining to the Landlord’s Operating Expenses for the specific matters questioned by Tenant for the Operating Year included in Landlord’s statement shall be made available to Tenant within a reasonable time after Landlord timely receives the notice from Tenant to make such examination pursuant to this Section, either electronically or during normal business hours at the offices where Landlord keeps such books and records or at another location, as determined by Landlord.

4. Tenant shall have the right to make such examination no more than once in respect of any Operating Year in which Landlord has given Tenant a statement of the Landlord’s Operating Expenses.

5. Such examination may be made only by a qualified employee of Tenant or a qualified independent certified public accounting firm approved by Landlord. No examination shall be conducted by an examiner who is to be compensated, in whole or in part, on a contingent fee basis.

6. As a condition to performing any such examination, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form acceptable to Landlord, agreeing to keep confidential any information which it discovers about Landlord or the Building in connection with such examination.

7. No subtenant shall have any right to conduct any such examination and no assignee may conduct any such examination with respect to any period during which the assignee was not in possession of the Premises.

8. All costs and expenses of any such examination shall be paid by Tenant except if such examination shows that the amount of the Landlord’s Operating Expenses payable by Tenant was overstated by more than five percent (5%), Landlord shall reimburse Tenant for the reasonable out-of-pocket costs and expenses incurred by Tenant in such examination, up to a maximum of Three Thousand Dollars ($3,000). Any portion of Landlord’s Operating Expenses which are determined to be improperly charged by Landlord with respect to the Operating Year for which such audit is conducted shall be promptly refunded by Landlord to Tenant.

2.7	Real Estate Taxes

Tenant shall pay to Landlord, as Additional Rent, with respect to any full Tax Year or fraction of a Tax Year falling within the Term, Landlord’s Tax Expenses Allocable to the Premises (as hereinafter defined) on or before the thirtieth (30th) day following receipt by Tenant of the certified statement referred to below in this Section 2.7. Not later than

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

ninety (90) days after Landlord’s Tax Expenses Allocable to the Premises are determined for the first such Tax Year or fraction thereof and for each succeeding Tax Year or fraction thereof during the Term, Landlord shall render Tenant a statement in reasonable detail certified by a representative of Landlord showing for the preceding year or fraction thereof, as the case may be, real estate taxes on the Building and the Site and abatements and refunds of any taxes and assessments. Expenditures for reasonable, out-of-pocket, legal fees and for other expenses incurred in seeking the tax refund or abatement may be charged against the tax refund or abatement before the adjustments are made for the Tax Year. Said statement to be rendered to Tenant shall also show for the preceding Tax Year or fraction thereof as the case may be the amounts of real estate taxes already paid by Tenant as Additional Rent, and the amount of real estate taxes remaining due from, or overpaid by, Tenant for the year or other period covered by the statement. Within thirty (30) days after the date of delivery of the foregoing statement, Tenant shall pay to Landlord the balance of the amounts, if any, required to be paid pursuant to the above provisions of this Section 2.7 with respect to the preceding Tax Year or fraction thereof, or Landlord shall credit any amounts due from it to Tenant pursuant to the provisions of this Section 2.7 against (i) monthly installments of fixed rent next thereafter coming due or (ii) any sums then due from Tenant to Landlord under this Lease (or refund such portion of the over-payment as aforesaid if the Term has ended and Tenant has no further obligation to Landlord).

Payments by Tenant on account of Landlord’s Tax Expenses Allocable to the Premises shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The monthly amount so to be paid to Landlord shall be one-twelfth of the yearly amount reasonably estimated by Landlord to be sufficient to provide Landlord, in the aggregate, with a sum equal to Landlord’s Tax Expense Allocable to the Premises, at least ten (10) days before the day on which such payments by Landlord would become delinquent.

To the extent that real estate taxes shall be payable to the taxing authority in installments with respect to periods less than a Tax Year, the foregoing statement shall be rendered and payments made on account of such installments.

Terms used herein are defined as follows:

(i)	“Tax Year” means the twelve-month period beginning July 1 each year during the Term or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date.

(ii)	“Landlord’s Tax Expenses Allocable to the Premises” shall mean the same proportion of Landlord’s Tax Expenses for and pertaining to the Building and the Site as the Rentable Floor Area of the Premises bears to 100% of the Total Rentable Floor Area of the Building.

(iii)	“Landlord’s Tax Expenses” with respect to any Tax Year means the aggregate real estate taxes on the Building and Site with respect to that Tax Year, reduced by any abatement receipts with respect to that Tax Year.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

(iv)	“Real estate taxes” means all taxes and special assessments of every kind and nature and user fees and other like fees assessed by any governmental authority on the Building or Site which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing or operation of the Site, the Building and the Property (including, without limitation, if applicable the excise prescribed by Mass Gen Laws Chapter 121A, Section 10 and amounts in excess thereof paid to the Town of Lexington pursuant to agreement between Landlord and the Town) and reasonable expenses of and fees for any formal or informal proceedings for negotiation or abatement of taxes (collectively, “Abatement Expenses”). The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of, or in addition to, the whole or any part of the ad valorem tax on real property there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Site or Building or Property, federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term “real estate taxes” but only to the extent that the same would be payable if the Site and Building were the only property of Landlord.

2.8	Tenant Electricity

Tenant acknowledges that the Premises shall be separately sub-metered or check metered for electrical service (it being agreed that Landlord shall be responsible for the cost of such metering as to the Third Floor Premises and the cost of such metering as to the Office/Laboratory Premises and the [*] Premises shall be included in the cost of Landlord’s Additional Work (as defined in Exhibit B-1)).

Tenant shall pay for all charges for electric consumption in the Premises as reasonably determined by Landlord based on readings of such submeters or check meters, but without mark-up above actual cost, within thirty (30) days of Landlord’s invoice therefor, from time to time, but not more often than monthly. Notwithstanding the forgoing, upon written notice from Landlord, Tenant shall pay an estimate of such charges, as reasonably determined by Landlord from time to time, monthly at the same time and in the same

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

manner as payments of Annual Fixed Rent, with appropriate payment (or credit against future electric charges) to be made annually based upon Landlord’s revised estimates for the prior year. If at any time electric charges for the Premises are payable to the utility therefor, because of the installation of submeters or check meters or otherwise, Tenant shall pay such charges as they become due, in lieu of such payments to Landlord as described above. Also, in the event that there is located in the Premises a data center containing high density computing equipment, as defined in the U.S. EPA’s Energy Star® rating system (“Energy Star”), Landlord may, at any time during the Term, require the installation in accordance with Energy Star of separate metering or check metering equipment (Tenant being responsible for the costs of any such meter or check meter and the installation and connectivity thereof), and Tenant shall pay to Landlord, as Additional Rent, all electric consumption on any such meter within thirty (30) days after being billed thereof by Landlord, in addition to other electric charges payable by Tenant under this Lease. Further, Tenant agrees to comply with the requirements of Exhibit K in connection with any data center (as defined in such Exhibit) operated in the Premises as well as the related installation of meters to record the related consumption of such data center.

Not later than ninety (90) days after the end of the first calendar year or fraction thereof ending December 31 and of each succeeding calendar year during the Term or fraction thereof at the end of the Term, Landlord shall render Tenant a reasonably detailed accounting certified by a representative of Landlord showing for the preceding calendar year, or fraction thereof, as the case may be, the costs of furnishing electricity to the Premises. Said statement to be rendered to Tenant also shall show for the preceding year or fraction thereof, as the case may be, the amount already paid by Tenant on account of electricity, and the amount remaining due from, or overpaid by, Tenant for the year or other period covered by the statement. Within thirty (30) days after the date of the delivery of such statement, Tenant shall pay to Landlord the balance of the amounts, if any required to be paid pursuant to the above provisions of this Section 2.8 with respect to the preceding year, or fraction thereof, or Landlord shall credit any amounts due from it to Tenant pursuant to the above provisions of this Section 2.8 against monthly installments of Annual Fixed Rent or Additional Rent next thereafter coming due unless the Lease Term has expired and Tenant has no other or further obligations to Landlord, in which case Landlord shall promptly refund such amount to Tenant.

Tenant acknowledges and agrees that its payments under this Section 2.8 relate solely with respect to electrical consumption in the Premises and that costs of electrical consumption with respect to the remainder of the Building and the Site, including common areas and facilities and exterior lighting, shall be included in Landlord’s Operating Expenses.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE III

Condition of Premises

3.1	Preparation of Premises

The condition of the Premises upon Landlord’s delivery along with any work to be performed by either Landlord or Tenant shall be as set forth in the Work Agreement attached hereto as Exhibit B-1 and made a part hereof. In addition, Landlord shall be responsible for (i) ensuring that the roof and structure of the Building, and the existing mechanical, electrical and HVAC systems are delivered in good working order on the Second Floor Premises and Third Floor Premises Commencement Date, and (ii) renovating the base building and common areas, including renovating the cafeteria and the lobby in the Building, as provided in Exhibit B-5 attached hereto and made a part hereof (“Landlord’s Common Area Work”) at Landlord’s expense, without inclusion of such costs of renovation in Operating Expenses.

Landlord represents to Tenant that (i) to the best of Landlord’s actual knowledge as of the date of this Lease, there are no Hazardous Materials in the Premises which are required to be removed or otherwise abated in accordance with applicable Hazardous Materials Laws except for certain mastic adhesive used on floor tiles and elsewhere which has been identified as potentially containing asbestos, which Landlord agrees to abate in accordance with the Hazardous Materials Laws as necessary for the performance of the Landlord’s Work, and (ii) the Landlord’s Work and the Landlord’s Common Area Work shall be performed in compliance with all Legal Requirements (as defined below).

ARTICLE IV

Landlord’s Covenants; Interruptions and Delays

4.1	Landlord Covenants

4.1.1	Services Furnished by Landlord

To furnish services, utilities, facilities and supplies set forth in Exhibit C equal to those customarily provided by landlords in high quality buildings in the Boston West Suburban Market subject to escalation reimbursement in accordance with Section 2.6.

4.1.2	Additional Services Available to Tenant

To furnish, at Tenant’s expense, reasonable additional Building operation services which are usual and customary in similar office buildings in the Boston West Suburban Market upon reasonable advance request of Tenant at reasonable and equitable rates from time to time established by Landlord. Tenant agrees to pay to Landlord, as Additional Rent, the cost of any such additional Building services requested by Tenant and for the cost of any additions, alterations, improvements or other work performed by Landlord in the Premises at the request of Tenant within thirty (30) days after being billed therefor.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.1.3	Roof, Exterior Wall, Floor Slab and Common Facility Repairs

Except for (a) normal and reasonable wear and use and (b) damage caused by fire and casualty and by eminent domain, and except as otherwise provided in Article VI (i) to make such repairs to the roof, exterior walls, floor slabs and common areas and facilities as may be necessary to keep them in serviceable condition and (ii) to maintain the Building (exclusive of Tenant’s responsibilities under this Lease) in a first class manner comparable to the maintenance of similar properties in the Boston West Suburban Market.

4.1.4	Door Signs

To provide and install, at Landlord’s expense, letters or numerals on the exterior doors to the Premises to identify Tenant’s official name and Building address; all such letters and numerals shall be in the building standard graphics and no others shall be used or permitted on the Premises.

4.1.5	Compliance with Law

Landlord at Landlord’s expense, shall be responsible for the work described in Exhibit B-1 and for the common areas of the Building which Landlord renovates in connection with the performance of the Landlord’s Work, complying as of the Third Floor Commencement Date with the requirements of the Federal Americans With Disabilities Act (the “ADA”) in effect on the Third Floor Commencement Date; provided, however, that notwithstanding the foregoing, Tenant at Tenant’s expense, shall be responsible for (i) any additions, alterations or improvements performed by or for Tenant or any assignee of subtenant of Tenant (“Tenant Improvements”) complying with the ADA and (ii) compliance with the ADA required because of “Tenant’s Specific Use of the Premises” (as defined below) or Tenant Improvements. The term “Tenant’s Specific Use of the Premises” as used in this Lease shall not refer to the general office use of the Premises, but shall refer to the specific products and operations Tenant and any assignee and subtenant of Tenant use in the Premises and the manner in which Tenant and any assignee and subtenant of Tenant use such products and conduct such operations.

4.2	Interruptions and Delays in Services and Repairs, etc.

Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises in compliance with Section 5.7 hereof or other applicable provisions of this Lease for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

performed on Landlord’s part, by reason of any cause reasonably beyond Landlord’s control, including without limitation by reason of Force Majeure (as defined in Section 6.1 hereof), Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Article VI, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, or right to terminate this Lease, nor shall the same give rise to a claim in Tenant’s favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

4.3	Tenant Self-Help.

Landlord shall never be liable for any failure to make repairs which, under the provisions of this Lease, Landlord has undertaken to make unless:

(a)	Tenant has given notice to Landlord of the need to make such repairs, or of a condition in the Building or in the Premises requiring any repair for which Landlord is responsible; and

(b)	Landlord has failed to commence to make such repairs within a reasonable time after receipt of such notice.

In the event Landlord fails to make such repairs as are required of Landlord within thirty (30) days after written notice from Tenant to Landlord and to the holder of any mortgage on the Premises of which Landlord has given Tenant notice or of which Tenant has actual notice, specifying the nature of such repairs (or if such repairs are of the type which cannot be completed within thirty (30) days, then if Landlord or the holder of any such mortgage (at the option of such mortgagee) fails to (i) commence making such repairs within thirty (30) days after such written notice from Tenant and (ii) thereafter prosecute such repairs to completion with due diligence given the nature of such repairs), then thereafter at any time prior to Landlord’s or such mortgagee’s commencing such repairs or subsequent to Landlord or such mortgagee commencing such repairs if Landlord or such mortgagee has not prosecuted such repairs to completion with due diligence given the nature of such repairs, Tenant may, but need not, make such repairs and charge the reasonable cost thereof to Landlord; provided, however, that in the case of emergency repairs (i) such notice by Tenant to Landlord and such mortgagee need not be in writing (and may be given solely to Landlord by telephone notice to the Boston Properties Control Center at 877-297-8411with a confirmatory email to mwaldron@bostonproperties.com (it being agreed that such telephone and/or email contact information may be changed by Landlord on written notice to Tenant delivered in accordance with Section 9.11 below)), and (ii) Tenant may make such emergency repairs

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

and charge the reasonable cost thereof (together with interest thereon from the date of payment of such costs through the date of repayment at the rate of one and one-half percentage points over the then prevailing prime rate in Boston as set by Bank of America, N.A., or its successor (but in no event greater than the maximum rate permitted by applicable law) to Landlord if either Landlord or such mortgagee has not made such emergency repairs within a reasonable time after such notice. However, in no event shall Tenant have the right to offset against, withhold or deduct from Annual Fixed Rent or additional rent payable under this Lease for any reason relating to this Section 4.3.

For purposes of clarification, the provisions of this Section 4.3 are not intended to, and shall not be interpreted to, require Tenant to send Landlord a notice as a condition precedent to Landlord’s obligation to perform any maintenance, repair or replacement obligations of Landlord which exist under this Lease.

ARTICLE V

Tenant’s Covenants

Tenant covenants and agrees to the following during the Term and such further time as Tenant occupies any part of the Premises:

5.1	Payments

To pay when due all Annual Fixed Rent and Additional Rent and all charges for utility services rendered to the Premises (except as otherwise provided in Exhibit C) and, further, as Additional Rent, all charges for additional services rendered pursuant to Section 4.1.2. In the event Tenant pays any utilities for the Premises directly to the utility company or provider, Tenant shall grant Landlord access to Tenant’s account with such utility company or provider so that Landlord can review the utility bills relating to the Premises.

5.2	Repair and Yield Up

Except as otherwise provided in Article VI and Section 4.1.3, to keep the Premises in good order, repair and condition, reasonable wear and tear only excepted, and all glass in windows (except glass in exterior walls unless the damage thereto is attributable to Tenant’s negligence or misuse) and doors of the Premises whole and in good condition with glass of the same type and quality as that injured or broken, damage by fire or taking under the power of eminent domain only excepted, and at the expiration or termination of this Lease peaceably to yield up the Premises all construction, work, improvements, and all alterations and additions thereto in good order, repair and condition, reasonable wear and tear only excepted, first removing all goods and effects of Tenant (but in no event shall Tenant remove any lab equipment and casework, refrigeration units, generators, compressors, benches (other than moveable benches which are in no way affixed to the Premises other than connection to utilities such as compressed air, electricity and gas), hoods, or HVAC systems which was paid for in whole or in part by the Tenant Allowance unless required by Landlord as provided herein) and, to the extent specified

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

by Landlord by notice to Tenant given at least ten (10) days before such expiration or termination (unless otherwise specified by Landlord as set forth in Section 5.12 below), the wiring for Tenant’s computer, telephone and other communication systems and equipment whether located in the Premises or in any other portion of the Building, including all risers and, to the extent requested by Tenant and specified by Landlord for removal as set forth in Section 5.12 below (except such limitation shall not apply with respect to alterations performed by Tenant without Landlord consent), all alterations and additions made by Tenant and all partitions, and repairing any damage caused by such removal and restoring the Premises and leaving them clean and neat. Tenant shall not permit or commit any waste, and Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to common areas in the Building or to the Site caused by Tenant, Tenant’s agents, contractors, employees, sublessees, licensees, concessionaires or invitees.

5.3	Use

To use the Premises for the Permitted Use only, and not to injure or deface the Premises, Building, the Site or any other part of the Complex nor to permit in the Premises or on the Site any auction sale, vending machine (except as permitted by Landlord and located in the cafeteria of the Building), or inflammable fluids or chemicals, or nuisance, or the emission from the Premises of any objectionable noise or odor, nor to permit in the Premises anything which will in any way result in the leakage of fluid or the growth of mold, and not to use or devote the Premises or any part thereof for any purpose other than the Permitted Uses, nor for any use thereof which is inconsistent with maintaining the Building as a first class office and laboratory building in the quality of its maintenance, use and occupancy, or which is improper, offensive, contrary to law or ordinance or liable to render necessary any alteration or addition to the Building.

Notwithstanding the foregoing, Tenant shall not, nor shall Tenant permit its employees, invitees, agents, independent contractors, contractors, assignees or subtenants to, keep, maintain, use or store any Hazardous Materials in the Premises (other than the Hazardous Materials listed in Exhibit I (and at no greater than the amounts and/or quantities specified therein) (“Tenant’s Hazardous Materials”), provided that the same shall at all times be brought upon, kept or used in accordance with all applicable Hazardous Materials Laws (hereinafter defined) and to the extent any alterations or additions, including, without limitation, installation of life/safety and/or monitoring systems, are required with respect to the Premises and/or the Building under Legal Requirements or Hazardous Materials Laws as a result of Tenant’s Hazardous Materials, Tenant, subject to the terms of this Lease, shall be solely responsible for performing and/or installing the same, at its cost, as a condition precedent to Tenant’s right to use, store or dispose of, such Hazardous Materials) unless the same are approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall deliver MSDS sheets (and proposed quantities) with all requests for approval of Hazardous Materials as required above, and shall be responsible for notifying all federal, state and local authorities (including the Town of Lexington Fire Department) of the use, storage and disposal of Hazardous Materials by Tenant to the extent required by applicable law. Landlord agrees to respond to such request for approval within ten (10) business days of

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

receipt of all of the foregoing. Tenant shall maintain at the Premises a list of all Hazardous Materials that the Tenant will keep, maintain, use or store at the Premises (the “Hazardous Materials Schedule”). On or before each anniversary of the Final Commencement Date, and on any earlier date during the 12-month period on which Tenant intends to add a new Hazardous Material or increase the quantity of any Hazardous Material to the Hazardous Materials Schedule, Tenant shall update the Hazardous Materials Schedule and deliver the same to Landlord for Landlord’s approval with respect to such new or increased Hazardous Materials as required above. The Hazardous Materials Schedule shall be reasonably available to the Landlord at the Premises upon the Landlord’s written request. Further, (i) Tenant shall not, nor shall Tenant permit its employees, invitees, agents, independent contractors, contractors, assignees or subtenants to, keep, use, maintain, or store Hazardous Materials (as hereinafter defined), or dispose of the same into the sewage or waste disposal system or otherwise, or engage in any activity, in violation of Hazardous Materials Laws (as hereinafter defined) which might produce or generate any substance which is or may hereafter be classified as a radioactive, hazardous material, waste or substance (collectively “Hazardous Materials”), under federal, state or local laws, rules and regulations or standards, including, without limitation, 42 U.S.C. Section 6901 et seq., 42 U.S.C. Section 9601 et seq., 42 U.S.C. Section 2601 et seq., 49 U.S.C. Section 1802 et seq. and Massachusetts General Laws, Chapter 21E, and the National Fire Protection Association NFPA 45: Standards of Fire Protection for Laboratories Using Chemicals, and the rules and regulations or standards promulgated under any of the foregoing, as such laws, rules and regulations may be amended from time to time (collectively “Hazardous Materials Laws”), (ii) Tenant shall immediately notify Landlord of any incident in, on or about the Premises, the Building or the Site that would require the filing of a notice, or reporting to any governmental entity, under any Hazardous Materials Laws, (iii) Tenant shall comply and shall cause its employees, invitees, agents, independent contractors, contractors, assignees and subtenants to comply with each of the foregoing and (iv) subject to the provisions of Section 5.7, Landlord shall have the right to make such inspections (including testing) as Landlord shall elect from time to time to determine that Tenant is complying with the foregoing.

Notwithstanding anything to the contrary contained in this Lease, prior to the expiration or earlier termination of the Term, Tenant shall clean and otherwise cause the Premises to be “decommissioned” in accordance with all applicable Hazardous Materials Laws and shall leave the Premises and the Building (and the piping, sewage or waste disposal system, supply lines, drains and storage containers and basins serving the same, and all exhaust or other ductwork) free of all chemicals, blood, blood products, germs, bacteria, viruses, biological products and other Hazardous Materials resulting from Tenant’s use or occupancy of the Premises. Without limiting the foregoing, upon expiration or earlier termination of the Lease, Tenant shall provide Landlord, at Tenant’s sole cost and expense, with a so-called “Clean Certificate” from a reputable, experienced third party environmental engineer or industrial hygienist, licensed to do business in the Commonwealth of Massachusetts, dated within thirty (30) days after the expiration or early termination of the Term certifying to the Landlord that (a) the Premises, the Building and the pipes, sewage or waste disposal system, supply lines, drains, storage

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

containers, basins, exhaust and ductwork are free from chemicals, blood, blood products, germs, bacteria, viruses, biological products and other Hazardous Materials, (b) the Premises, the Building and the pipes, sewage or waste disposal system, supply lines, drains, storage containers, ductwork and exhaust serving the Premises have been sanitized in accordance with applicable Hazardous Materials Laws, (c) any radioactive materials, biological or chemical safety cabinets located, storage rooms or the storage areas in the Premises have been emptied and decontaminated in accordance with applicable Hazardous Materials Laws. If Tenant fails to perform such obligations under this paragraph, without limiting any other right or remedy, Landlord may, on ten (10) business days’ prior written notice to Tenant perform such obligations at Tenant’s expense, and Tenant shall within thirty (30) days of demand reimburse Landlord for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such work. Tenant’s obligations under this paragraph shall survive the expiration or earlier termination of this Lease.

5.4	Obstructions; Items Visible from Exterior; Rules and Regulations

Not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the Site used by Tenant in common with others; not without prior consent of Landlord to permit the painting or placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and to comply with all reasonable rules and regulations now or hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and Site and their facilities and approaches; Landlord shall not be liable to Tenant for the failure of other occupants of the Building to conform to such rules and regulations. Without in any way limiting Landlord’s approval rights, in no event shall Tenant have the right to construct or otherwise place on or over windows any shades, coverings of any nature or type or any darkening or light reducing or blocking materials and, in addition, in no event shall Tenant construct or place any equipment, furniture, fixtures or the like in front of any windows.

5.5	Safety Appliances

To keep the Premises equipped with all safety appliances required by any public authority because of any use made by Tenant other than normal office use, and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant’s Permitted Use.

5.6	Assignment; Sublease

Except as otherwise expressly provided herein, Tenant covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Tenant’s interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises. If Tenant is not a publicly-traded corporation, an assignment, within the meaning of this Section 5.6, shall be deemed to include one or more sales or transfers of stock or

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

membership or partnership interests, by operation of law or otherwise, or the issuance of new stock or membership or partnership interests, by which an aggregate of more than fifty percent (50%) of Tenant’s stock or membership or partnership interests shall be vested in a party or parties who are not stockholders or members or partners as of the date hereof, but in all events subject to Tenant’s rights under Section 5.6.4 below. For the purpose of this Section 5.6, ownership of stock or membership or partnership interests shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provisions of any subsequent law. Subject to the provisions of Section 5.6.4 below, the merger or consolidation of Tenant into or with any other entity, or the sale of all or substantially all of its assets, shall be deemed to be an assignment within the meaning of this Section 5.6. Any assignment, mortgage, pledge, hypothecation, transfer or subletting not expressly permitted in or consented to by Landlord under Sections 5.6.1-5.6.6 shall, at Landlord’s election, be void; shall be of no force and effect; and shall confer no rights on or in favor of third parties. In addition, Landlord shall be entitled to seek specific performance of or other equitable relief with respect to the provisions hereof.

5.6.1	Notwithstanding the provisions of Section 5.6 above, in the event Tenant desires to assign this Lease or to sublet the whole (but not part) of the Premises (no partial subletting being permitted other than as provided in Section 5.6.4 below), Tenant shall give Landlord notice (the “Proposed Transfer Notice”) of any proposed sublease or assignment, and said notice shall specify the provisions of the proposed assignment or subletting, including (a) the name and address of the proposed assignee or subtenant, (b) in the case of a proposed assignment or subletting pursuant to Section 5.6.3 below, such information as to the proposed assignee’s or proposed subtenant’s net worth and financial capability and standing as may reasonably be required for Landlord to make the determination referred to in said Section 5.6.3 (provided, however, that Landlord shall hold such information confidential having the right to release same to its officers, accountants, attorneys and mortgage lenders on a confidential basis), (c) all of the terms and provisions upon which the proposed assignment or subletting is to be made, (d) in the case of a proposed assignment or subletting pursuant to Section 5.6.3 below, all other information necessary to make the determination referred to in said Section 5.6.3 and (e) in the case of a proposed assignment or subletting pursuant to Section 5.6.4 below, such information as may be reasonably required by Landlord to determine that such proposed assignment or subletting complies with the requirements of said Section 5.6.4.

5.6.2

Landlord shall have the right at its sole option, to be exercised within thirty (30) days after receipt of Tenant’s Proposed Transfer Notice (the “Acceptance Period”), to terminate this Lease as of the date proposed commencement date of the assignment or sublease which is the such of the Proposed Transfer Notice; provided, however, that upon such termination date, all obligations relating to the period after such termination date (but not those relating to the period before such termination date) shall cease and promptly upon being billed therefor by Landlord, Tenant shall make final payment of all Annual Fixed Rent and

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Additional Rent due from Tenant through the termination date. In the event that Landlord shall not exercise its termination rights as aforesaid, or shall fail to give any or timely notice pursuant to this Section the provisions of Sections 5.6.3, 5.6.5 and 5.6.6 shall be applicable. This Section 5.6.2 shall not be applicable to an assignment or sublease pursuant to Section 5.6.4.

5.6.3	Notwithstanding the provisions of Section 5.6 above, but subject to the provisions of this Section 5.6.3 and the provisions of Sections 5.6.5 and 5.6.6 below, in the event that Landlord shall not have exercised the termination right as set forth in Section 5.6.2, or shall have failed to give any or timely notice under Section 5.6.2, then for a period of one hundred and eighty (180) days (i) after the receipt of Landlord’s notice stating that Landlord does not elect the termination right, or (ii) after the expiration of the Acceptance Period, in the event Landlord shall not give any or timely notice under Section 5.6.2 as the case may be, Tenant shall have the right to assign this Lease or sublet the Premises in accordance with the Proposed Transfer Notice provided that, in each instance, Tenant first obtains the express prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

Without limiting the foregoing standard, Landlord shall not be deemed to be unreasonably withholding its consent to such a proposed assignment or subleasing if:

(a)	the proposed assignee or subtenant is a tenant in the Building or is in active negotiation with Landlord for premises in the Building or is not of a character consistent with the operation of a first class office and laboratory building (by way of example Landlord shall not be deemed to be unreasonably withholding its consent to an assignment or subleasing to any governmental or quasi-governmental agency), or

(b)	the proposed assignee or subtenant is not of good character and reputation, or

(c)	the proposed assignee or subtenant does not possess adequate financial capability to perform the Tenant obligations as and when due or required, or

(d)	the assignee or subtenant proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in Section 1.1 hereof, or

(e)

the character of the business to be conducted or the proposed use of the Premises by the proposed subtenant or assignee shall (i) be likely to increase Landlord’s Operating Expenses beyond that which Landlord now incurs for use by Tenant and the proposed

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

subtenant or assignee and Tenant have not agreed in writing for the benefit of the Landlord to pay for such increase; (ii) be likely to increase the burden on elevators or other Building systems or equipment over the burden generated by normal and customary office and laboratory usage; or (iii) violate or be likely to violate any provisions or restrictions contained herein relating to the use or occupancy of the Premises, or

(f)	there shall be existing an Event of Default (defined in Section 7.1) or there have been two (2) or more Event of Default occurrences during the Term, or

(g)	any part of the rent payable under the proposed assignment or sublease shall be based in whole or in part on the income or profits derived from the Premises or if any proposed assignment or sublease shall potentially have any adverse effect on the real estate investment trust qualification requirements applicable to Landlord and its affiliates, or

(h)	the holder of any mortgage or ground lease on property which includes the Premises does not approve of the proposed assignment or sublease despite Landlord’s reasonable efforts to obtain such approval, or

(i)	due to the identity or business of a proposed assignee or subtenant, such approval would cause Landlord to be in violation of any covenant or restriction contained in any recorded agreement affecting space in the Building or the Property.

If Landlord shall consent to the proposed assignment or subletting, as the case may be, then, in such event, Tenant may thereafter sublease (the whole but not part of the Premises) or assign pursuant to Tenant’s notice, as given hereunder; provided, however, that if such assignment or sublease shall not be executed and delivered to Landlord within one hundred and twenty (120) days after the date of Landlord’s consent, the consent shall be deemed null and void and the provisions of Section 5.6.1 shall be applicable.

5.6.4

Notwithstanding the foregoing provisions of Sections 5.6, 5.6.2, 5.6.3 and 5.6.5, but subject to the provisions of Sections 5.6.1 and 5.6.6, Tenant shall have the right to assign this Lease or to sublet the Premises (in whole or in part) to any other entity (the “Successor Entity”) (i) which controls or is controlled by Tenant or Tenant’s parent corporation, or which is under common control with Tenant (each a “Related Party”), or (ii) which purchases all or substantially all of the assets of Tenant, or (iii) which purchases all or substantially all of the stock of (or other ownership or membership interests in) Tenant or (iv) which merges or combines with Tenant, provided that the entity to which this Lease is so assigned

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

or which so sublets the Premises has a credit worthiness (e.g. net assets on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) which is the same or better than the Tenant as of the date of this Lease (the foregoing transferees referred to, individually or collectively, as a “Permitted Transferee”) except that with respect to a transfer to a Related Party, the Related Party to which this Lease is so assigned or which so sublets the Premises has a credit worthiness when combined with that of Tenant (e.g. net assets on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) which is the same or better than the Tenant as of the date of this Lease. Except in cases of statutory merger, in which case the surviving entity in the merger shall be liable as the Tenant under this Lease, Tenant shall continue to remain fully liable under this Lease, on a joint and several basis with the Permitted Transferee. If any parent, affiliate or subsidiary of Tenant to which this Lease is assigned or the Premises sublet (in whole or in part) shall cease to be such a parent, affiliate or subsidiary, such cessation shall be considered an assignment or subletting requiring Landlord’s consent.

5.6.5	In the case of any assignment or subleasing as to which Landlord may consent (other than an assignment or subletting permitted under Section 5.6.4 above) such consent shall be upon the express and further condition, covenant and agreement, and Tenant hereby covenants and agrees that, in addition to the Annual Fixed Rent, Additional Rent and other charges to be paid pursuant to this Lease, fifty percent (50%) of the “Assignment/Sublease Profits” (hereinafter defined), if any, shall be paid to Landlord. The “Assignment/Sublease Profits” shall be the excess, if any, of (a) the “Assignment/Sublease Net Revenues” as hereinafter defined after first deducting (b) the Annual Fixed Rent and Additional Rent and other charges provided in this Lease (provided, however, that for the purpose of calculating the Assignment/Sublease Profits in the case of a sublease of a portion of the Premises, appropriate prorations in the applicable Annual Fixed Rent, Additional Rent and other charges under this Lease shall be made based on the percentage of the Premises subleased and on the terms of the sublease). The “Assignment/Sublease Net Revenues” shall be the fixed rent, Additional Rent and all other charges and sums payable either initially or over the term of the sublease or assignment plus all other profits and increases to be derived by Tenant as a result of such subletting or assignment, less the reasonable costs of Tenant incurred in such subleasing or assignment (the definition of which shall be limited to brokerage commissions, reasonable out-of-pocket legal fees incurred in connection with such sublease or assignment, costs payable to Landlord under Section 5.6.6(B) below and alteration allowances, in each case actually paid), as set forth in a statement certified by an appropriate officer of Tenant and delivered to Landlord within thirty (30) days of the full execution of the sublease or assignment document, amortized over the term of the sublease or assignment.

All payments of the Assignment/Sublease Profits due Landlord shall be made within thirty (30) days of receipt of same by Tenant.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.6.6	(A) It shall be a condition of the validity of any assignment or subletting consented to under Section 5.6.3 above, or any assignment or subletting of right under Section 5.6.4 above, that both Tenant and the assignee or sublessee enter into a separate written instrument directly with Landlord in a form and containing terms and provisions reasonably required by Landlord, including, without limitation, the agreement of the assignee or sublessee to be bound directly to Landlord for all the obligations of the Tenant under this Lease (including any amendments or extensions thereof), including, without limitation, the obligation (a) to pay the rent and other amounts provided for under this Lease (but in the case of a partial subletting pursuant to Section 5.6.4, such subtenant shall agree on a pro rata basis to be so bound), (b) to comply with the provisions of Sections 5.6 through 5.6.6 hereof and (c) to indemnify the “Landlord Parties” (as defined in Section 8.13) as provided in Section 8.1 hereof. Such assignment or subletting shall not relieve the Tenant named herein of any of the obligations of the Tenant hereunder and Tenant shall remain fully and primarily liable therefor and the liability of Tenant and such assignee (or subtenant, as the case may be) shall be joint and several. Further, and notwithstanding the foregoing, the provisions hereof shall not constitute a recognition of the sublease or the subtenant thereunder, as the case may be, and at Landlord’s option, upon the termination or expiration of the Lease (whether such termination is based upon a cause beyond Tenant’s control, a default of Tenant, the agreement of Tenant and Landlord or any other reason), the sublease shall be terminated.

(B) As Additional Rent, Tenant shall pay to Landlord as a fee for Landlord’s review of any proposed assignment or sublease requested by Tenant and the preparation of any associated documentation in connection therewith, within thirty (30) days after receipt of an invoice from Landlord, an amount equal to the sum of (i) $1,000.00 and/or (ii) reasonable out of pocket legal fees or other expenses incurred by Landlord in connection with such request; provided, however, that no such amounts shall be due to Landlord if Landlord exercises its rights under Section 5.6.2.

(C) If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may upon prior notice to Tenant, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or a waiver of the provisions of Sections 5.6 through 5.6.6 hereof, or the acceptance of the assignee, sublessee or occupant as a tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained, the Tenant herein named to remain primarily liable under this Lease.

(D) The consent by Landlord to an assignment or subletting under Section 5.6.3 above, or the consummation of an assignment or subletting of right under

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Section 5.6.4 above, shall in no way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

(E) On or after the occurrence of an “Event of Default” (defined in Section 7.1), Landlord shall be entitled to one hundred percent (100%) of any Assignment/Sublease Profits arising from and after the Event of Default.

(F) Without limiting Tenant’s obligations under Section 5.12, Tenant shall be responsible, at Tenant’s sole cost and expense, for performing all work necessary to comply with Legal Requirements and Insurance Requirements in connection with any assignment or subletting hereunder including, without limitation, any work in connection with such assignment or subletting.

5.7	Right of Entry

To permit Landlord and its agents to examine the Premises at (i) reasonable times and upon reasonable notice (which shall be at one (1) business days’ notice), (ii) accompanied by a representative of Tenant if Tenant so elects, and (iii) in compliance with Tenant’s reasonable security and safety requirements (established from time to time by Tenant and of which Landlord is given advance written notice) (clauses (i) through (iii) collectively, the “Entry Requirements”) and, if Landlord shall so elect, in compliance the Entry Requirements, (x) to make any repairs or replacements required of Landlord under this Lease or which Landlord may deem necessary, (y) to remove, at Tenant’s expense, any alterations, addition, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing, or (z) to show the Premises to (A) prospective tenants during the nine (9) months preceding expiration of the Term, and (B) prospective purchasers and mortgagees at all reasonable times. Notwithstanding the foregoing, the building superintendent and those individuals involved in the cleaning and regular daily maintenance of the Building shall not be subject to the Entry Requirements (except when entering the [*] and any other areas of the Premises shown as “Restricted Areas” as shown on Exhibit D attached hereto when such Entry Requirements shall apply); provided, however that in the event of entry by the building superintendent, Tenant shall have the right to have a representative of Tenant accompany the superintendent if Tenant so elects and such representative is made promptly available between the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday (legal holidays in all cases excepted). Further notwithstanding anything in the foregoing to the contrary, in the event of an emergency that could cause damage to health, safety or property, Landlord shall use good faith efforts to follow Tenant’s Entry Requirements and in such event Landlord will be required to give only such notice that it in good faith believes is feasible under the circumstances and need not wait to be accompanied by Tenant or its employees or representatives (although these parties may still accompany Landlord if they are available and wish to do so).

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.8	Floor Load; Prevention of Vibration and Noise

Not to place a load upon the Premises exceeding an average rate of 100 pounds of live load per square foot of floor area (partitions shall be considered as part of the live load); and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize; Tenant’s business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant so as to eliminate such vibration or noise.

5.9	Personal Property Taxes

To pay promptly when due all taxes which may be imposed upon “Tenant’s Property” (as defined in Section 8.4 hereof) in the Premises to whomever assessed.

5.10	Compliance with Laws

To comply with all applicable Legal Requirements now or hereafter in force which shall impose a duty on Landlord or Tenant relating to or as a result of the use or occupancy of the Premises; provided that (i) Tenant shall not be required to make any alterations or additions to the structure, roof, exterior and load bearing walls, foundation, structural floor slabs and other structural elements of the Building unless the same are required by such Legal Requirements as a result of or in connection with Tenant’s use or occupancy of the Premises beyond normal use of space of this kind, and (ii) Tenant shall not be responsible for non-compliance with Legal Requirements which exists prior to the Applicable Commencement Date as to the applicable portion of the Premises unless compliance is necessitated by the particular use made of such portion of the Premises by Tenant (or subtenants or assignees) or alterations performed by or for the benefit of Tenant (or subtenants or assignees) with respect to the Premises. Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Section 5.10.

5.11	Payment of Litigation Expenses

To pay as Additional Rent all reasonable costs, counsel and other fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease or in connection with any bankruptcy case involving Tenant or any guarantor.

5.12	Alterations

Tenant shall not make alterations and additions to Tenant’s Premises except in accordance with plans and specifications therefor first approved by Landlord, which approval shall not be unreasonably withheld. However, Landlord’s determination of matters relating to aesthetic issues relating to alterations, additions or improvements which are visible outside the Premises shall be in Landlord’s sole discretion. Without

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

limiting such standard Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions (including, without limitation, any alterations or additions to be performed by Tenant under Article III) which (a) in Landlord’s opinion might adversely affect any structural or exterior element of the Building, any area or element outside of the Premises, or any facility or base building mechanical system serving any area of the Building outside of the Premises, or (b) involve or affect the exterior design, size, height, or other exterior dimensions of the Building or (c) will require unusual expense to readapt the Premises to normal office use on Lease termination or expiration or increase the cost of construction or of insurance or taxes on the Building or of the services called for by Section 4.1 unless Tenant first gives assurance acceptable to Landlord for payment of such increased cost and that such readaptation will be made prior to such termination or expiration without expense to Landlord, (d) enlarge the Rentable Floor Area of the Premises, or (e) are inconsistent, in Landlord’s judgment, with alterations satisfying Landlord’s standards for new alterations in the Building. Landlord’s review and approval of any such plans and specifications and consent to perform work described therein shall not be deemed an agreement by Landlord that such plans, specifications and work conform with applicable Legal Requirements and requirements of insurers of the Building and the other requirements of this Lease with respect to Tenant’s insurance obligations (herein called “Insurance Requirements”) nor deemed a waiver of Tenant’s obligations under this Lease with respect to applicable Legal Requirements and Insurance Requirements nor impose any liability or obligation upon Landlord with respect to the completeness, design sufficiency or compliance of such plans, specifications and work with applicable Legal Requirements and Insurance Requirements nor give right to any other parties. Further, Tenant acknowledges that Tenant is acting for its own benefit and account, and that Tenant shall not be acting as Landlord’s agent in performing any work in the Premises, accordingly, no contractor, subcontractor or supplier shall have a right to lien Landlord’s interest in the Property in connection with any such work. Within thirty (30) days after receipt of an invoice from Landlord, Tenant shall pay to Landlord as a fee for Landlord’s review of any work or plans (excluding any review respecting initial improvements performed pursuant to Article III hereof for which a fee has previously been paid but including any review of plans or work relating to any assignment or subletting), as Additional Rent, an amount equal to the sum of: (i) $150.00 per hour (not to exceed $3,000 with respect to each project provided the same relates only to typical office alterations (as opposed to alterations relating laboratory, [*] and similar uses (“Non-Office Alterations”), it being agreed that such expenses are not to exceed $7,000 with respect to Non-Office Alterations), plus (ii) reasonable third party expenses incurred by Landlord (and appropriate for the contemplated alteration) in connection with the review of Tenant’s plans and Tenant’s work. Except for any additions or alterations which Tenant expressly requests to remain in the Premises in Tenant’s notice seeking Landlord’s consent for the installation thereof (which notice shall specifically refer to this Section 5.12) and for which Landlord fails to specifically designate for removal in writing (the “No-Removal Alterations”), all alterations and additions shall be part of the Building unless and until Landlord shall specify the same for removal pursuant to Section 5.2. For purposes of clarifying the foregoing, in no event may Landlord require removal of the No-Removal Alterations pursuant to Section 5.2 above. All of Tenant’s alterations and additions and

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

installation of furnishings shall be coordinated with any work being performed by Landlord and in such manner as to maintain harmonious labor relations and not to damage the Buildings or Site or interfere with construction or operation of the Buildings and other improvements to the Site and, except for installation of furnishings, shall be performed by Landlord’s general contractor or by contractors or workers first approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Except for work by Landlord’s general contractor, Tenant, before its work is started, shall secure all licenses and permits necessary therefor; deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them and security satisfactory to Landlord protecting Landlord against liens arising out of the furnishing of such labor and material; and cause each contractor to carry insurance in accordance with Section 8.14 herein, and to deliver to Landlord certificates of all such insurance. Tenant shall also prepare and submit to Landlord a set of as-built plans, in both print and electronic forms, showing such work performed by Tenant to the Premises promptly after any such alterations, improvements or installations are substantially complete and promptly after any wiring or cabling for Tenant’s computer, telephone and other communications systems is installed by Tenant or Tenant’s contractor. Without limiting any of Tenant’s obligations hereunder, Tenant shall be responsible, as Additional Rent, for the costs of any alterations, additions or improvements in or to the Building that are required in order to comply with Legal Requirements as a result of any work performed by Tenant. Landlord shall have the right to provide such rules and regulations relative to the performance of any alterations, additions, improvements and installations by Tenant hereunder and Tenant shall abide by all such reasonable rules and regulations and shall cause all of its contractors to so abide including, without limitation, payment for the costs of using Building services. Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Buildings or the Site and immediately to discharge or bond over any such liens which may so attach. Tenant shall pay, as Additional Rent, 100% of any real estate taxes on the Complex which shall, at any time after commencement of the Term, result from any alteration, addition or improvement to the Premises made by Tenant. Tenant acknowledges and agrees that Landlord shall be the owner of any additions, alterations and improvements in the Premises or the Building to the extent paid for by Landlord.

Notwithstanding the terms of Section 5.12, Tenant shall have the right, without obtaining the prior consent of Landlord but upon prior notice to Landlord, to make alterations, additions or improvements to the Premises where:

(i)	the same are within the interior of the Premises within the Building, and do not affect the exterior of the Premises and the Building (including no signs on windows);

(ii)	the same do not affect the roof, any structural element of the Building, the mechanical, electrical, plumbing, heating, ventilating, air-conditioning and fire protection systems of the Building;

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

(iii)	the cost of any individual alteration, addition or improvement shall not exceed $20,000 and the aggregate cost of said alterations, additions or improvements made by Tenant during the Lease Term shall not exceed $150,000 in cost (provided, however that costs of painting and carpeting within the Premises shall not apply towards either of such amounts); and

(iv)	Tenant shall comply with the provisions of this Lease and if such work increases the cost of insurance or taxes or of services, Tenant shall pay for any such increase in cost;

provided, however, that Tenant shall, within fifteen (15) days after the making of such changes, send to Landlord plans and specifications describing the same in reasonable detail and provided further that Landlord, by notice to Tenant given at least thirty (30) days prior to the expiration or earlier termination of the Lease Term, may require Tenant to restore the Premises to its condition prior to such alteration, addition or improvement at the expiration or earlier termination of the Lease Term.

5.13	Vendors

Any vendors engaged by Tenant to perform services in or to the Premises including, without limitation, janitorial contractors and moving contractors shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations and not to damage the Building or the Property or interfere with Building construction or operation and shall be performed by vendors first approved by Landlord.

5.14	Patriot Act

As an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants that: (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Tenant is not (nor is it owned, controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and ((iii) from and after the effective date of the above-referenced Executive Order, Tenant (and any person, group, or entity which Tenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including without limitation any assignment of this Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. In connection with the foregoing, it is

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed an immediate Event of Default by Tenant under Section 7.1 of this Lease (without the benefit of notice or grace) and shall be covered by the indemnity provisions of Section 8.1 below, and (y) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained herein, so long as (i) Tenant is a publicly-traded company whose shares are listed and traded on a United States national stock exchange, this subsection shall not apply to any person (including any entity) to the extent such person’s interest in Tenant is as a shareholder of Tenant, and (ii) any entity which has an ownership interest in Tenant is a publicly-traded company whose shares are listed and traded on a United States national stock exchange, this subsection shall not apply to any person (including any entity) to the extent such person’s interest in Tenant is as a shareholder of such entity which has an ownership interest in Tenant

ARTICLE VI

Casualty and Taking

6.1	Damage Resulting from Casualty

In case during the Lease Term the Building or the Site are damaged by fire or casualty and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within two hundred forty (240) days from the time that repair work would commence, Landlord may, at its election, terminate this Lease by notice given to Tenant within sixty (60) days after the date of such fire or other casualty, specifying the effective date of termination. The effective date of termination specified by Landlord shall not be less than thirty (30) days nor more than forty-five (45) days after the date of notice of such termination. Landlord will provide an estimate (the “Restoration Estimate”) to Tenant of the time period for the restoration of the Premises, Building and Site, as the case may be, within sixty (60) days following the date of such damage or casualty.

In case (i) the Premises are damaged by fire or casualty and the Restoration Estimate indicates that restoration thereto can not reasonably be expected to be substantially completed within two hundred and forty (240) days (and/or as to special work or work which requires long lead time then if such work cannot reasonably be expected to be repaired within such additional time as is reasonable under the circumstances given the nature of the work) from the time that repair work would commence, Tenant may, at its election, terminate this Lease by notice given to Landlord within thirty (30) days after receipt of the Restoration Estimate, specifying the effective date of termination. The effective date of termination specified by Tenant shall be not less than thirty (30) days nor more than forty-five (45) days after the date of notice of such termination. Further, in case during the last year of the Lease Term, the Premises are damaged by fire or casualty and the Restoration Estimate indicates that restoration thereto can not reasonably be expected to be substantially completed within, in the ordinary course, one hundred fifty (150) days (and/or as to special work or work which requires long lead time then if such work cannot reasonably be expected to be repaired within such additional time as is

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

reasonable under the circumstances given the nature of the work) from the time that repair work would commence, then either party may, at its election, terminate this Lease by notice given to the other within sixty (60) days after the date of such fire or other casualty, specifying the effective date of termination. The effective date of termination specified by such party shall be not less than thirty (30) days nor more than forty-five (45) days after the date of notice of such termination.

Unless terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect following any such damage subject, however, to the following provisions.

If the Building or the Site or any part thereof are damaged by fire or other casualty and this Lease is not so terminated, or Landlord or Tenant have no right to terminate this Lease, and in any such case the holder of any mortgage which includes the Building as a part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises allows the net insurance proceeds to be applied to the restoration of the Building (and/or the Site), Landlord shall, promptly after such damage and the determination of the net amount of insurance proceeds available, use due diligence to restore the Premises and the Building in the event of damage thereto (excluding “Tenant’s Property” (as defined in Section 8.4 hereof)), except as expressly provided in the immediately following paragraph of this Section 6.1) into substantially the condition which existed as of the completion of Landlord’s Work (excluding any FF&E (as defined in Section 8.4 below) and a just proportion of the Annual Fixed Rent, Tenant’s share of Operating Expenses and Tenant’s share of real estate taxes shall be abated according to the nature and extent of the injury to the Premises, until the Premises shall have been restored by Landlord substantially into such condition except for punch list items and long lead items. Notwithstanding anything herein contained to the contrary, Landlord shall not be obligated to expend for such repair and restoration any amount in excess of the net insurance proceeds.

Notwithstanding the foregoing, if Landlord is proceeding with the restoration of the Building and the Premises in accordance with the previous paragraph, Landlord shall also restore any alterations, additions or improvements within the Premises that are part of Tenant’s Property (excluding any FF&E) (x) which have previously been approved by Landlord in accordance with the terms and provisions of this Lease and (y) with respect to which Tenant has carried “all risk” insurance covering the loss or damage in accordance with Section 8.4 below and pays the proceeds of such insurance (or an amount equivalent thereto) to Landlord within ten (10) business days following Landlord’s written request; provided, however, that in no event shall Landlord be required to fund any insufficiency in the insurance proceeds (or equivalent amount) provided by Tenant with respect to such loss or damage (or to fund any of the costs of restoration in the absence of any payment by Tenant).

If such restoration is not completed within thirty (30) days after the date stated in Landlord’s Restoration Estimate, such period to be subject, however, to extension where the delay in completion of such work is due to Force Majeure, as defined hereinbelow,

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant, as its sole and exclusive remedy, shall have the right to terminate this Lease at any time after the expiration of such period (as extended), which right shall continue until the restoration is substantially completed. Such termination shall be effective as of the thirtieth (30th) day after the date of receipt by Landlord of Tenant’s notice, with the same force and effect as if such date were the date originally established as the expiration date hereof unless, within thirty (30) days after Landlord’s receipt of Tenant’s notice, such restoration is substantially completed, in which case Tenant’s notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect. When used herein, “Force Majeure” shall mean any prevention, delay or stoppage due to governmental regulation, strikes, lockouts, acts of God, acts of war, terrorists acts, civil commotions, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Landlord’s control or attributable to Tenant’s action or inaction.

6.2	Uninsured Casualty

Notwithstanding anything to the contrary contained in this Lease, if the Building or the Premises shall be substantially damaged by fire or casualty as the result of a risk not covered by the forms of casualty insurance at the time maintained by Landlord or required to be maintained by Landlord hereunder, and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within ninety (90) days from the time that repair work would commence, Landlord may, at its election, terminate the Term of this Lease by notice to the Tenant given within sixty (60) days after such loss. If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

6.3	Rights of Termination for Taking

If the entire Building, or such portion of the Premises as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) unsuitable for Tenant’s purposes, shall be taken by condemnation or right of eminent domain, Landlord or Tenant shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession. If either party shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

Further, if so much of the Building shall be so taken that continued operation of the Building would be uneconomic as a result of the taking, Landlord shall have the right to terminate this Lease by giving notice to Tenant of Landlord’s desire to do so not later than thirty (30) days after Tenant has been deprived of possession of the Premises (or such portion thereof as may be taken). If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Should any part of the Premises be so taken or condemned during the Lease Term hereof, and should this Lease not be terminated in accordance with the foregoing provisions, and the holder of any mortgage which includes the Premises as part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises allows the net condemnation proceeds to be applied to the restoration of the Building, Landlord agrees, after the determination of the net amount of condemnation proceeds available to Landlord, to use due diligence to put what may remain of the Premises into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable (excluding Tenant’s Property). Notwithstanding the foregoing, Landlord shall not be obligated to expend for such repair and restoration any amount in excess of the net condemnation proceeds made available to it.

If the Premises shall be affected by any exercise of the power of eminent domain, then the Annual Fixed Rent, Tenant’s share of operating costs and Tenant’s share of real estate taxes shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant; and in case of a taking which permanently reduces the Rentable Floor Area of the Premises, a just proportion of the Annual Fixed Rent, Tenant’s share of Operating Expenses and Tenant’s share of real estate taxes shall be abated for the remainder of the Lease Term.

6.4	Award

Landlord shall have and hereby reserves to itself any and all rights to receive awards made for damages to the Premises, the Building, the Complex and the Site and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby grants, releases and assigns to Landlord all Tenant’s rights to such awards, and covenants to execute and deliver such further assignments and assurances thereof as Landlord may from time to time request, and if Tenant shall fail to execute and deliver the same within fifteen (15) days after notice from Landlord.

Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceeding a claim for the value of any of Tenant’s Property installed in the Premises by Tenant at Tenant’s expense and for relocation and moving expenses, provided that such action and any resulting award shall not affect or diminish the amount of compensation otherwise recoverable by Landlord from the taking authority.

ARTICLE VII

Default

7.1	Tenant’s Default

(a)	If at any time subsequent to the date of this Lease any one or more of the following events (herein sometimes called an “Event of Default”) shall occur:

(i)	Tenant shall fail to pay the fixed rent, Additional Rent or other charges for which provision is made herein on or before the date on which the same become due and payable, and the same continues for five (5) business days after notice from Landlord thereof; or

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

(ii)	Landlord having rightfully given the notice specified in subdivision (i) above twice in any calendar year, Tenant shall thereafter in the same calendar year fail to pay the fixed rent, Additional Rent or other charges on or before the date on which the same become due and payable; or

(iii)	Tenant shall assign its interest in this Lease or sublet any portion of the Premises in violation of the requirements of Section 5.6 through 5.6.5 of this Lease; or

(iv)	Tenant shall fail to perform or observe some term or condition of this Lease which, because of its character, would immediately jeopardize Landlord’s interest (such as, but without limitation, failure to maintain general liability insurance, or the employment of labor and contractors within the Premises which interfere with Landlord’s work, in violation of Exhibit B-1), and such failure continues for three business (3) days after notice from Landlord to Tenant thereof; or

(v)	Tenant shall neglect or fail to perform or observe any other covenant herein contained on Tenant’s part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

(vi)	Tenant’s leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant; or

(vii)	Tenant shall make an assignment for the benefit of creditors or shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation for the relief of debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

(viii)	A petition shall be filed against Tenant in bankruptcy or under any other law seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any debtor in possession (whether or not Tenant) trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive) then, and in any of said cases (notwithstanding any license of a former breach of covenant or waiver of the benefit hereof or consent in a former instance).

Landlord lawfully may, immediately or at any time thereafter, and without demand or further notice terminate this Lease by notice to Tenant, specifying a date not less than fifteen (15) days after the giving of such notice on which this Lease shall terminate, and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term (Tenant hereby waiving any rights of redemption), and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

(b)	If this Lease shall have been terminated as provided in this Article, then Landlord may, without notice, re- enter the Premises, either by force, summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

(c)	In the event that this Lease is terminated under any of the provisions contained in Section 7.1 (a) or shall be otherwise terminated by breach of any obligation of Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or relet for a period less than the remainder of the Term, and for the whole thereof, but in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner:

Amounts received by Landlord after reletting shall first be applied against such Landlord’s out-of-pocket expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant’s liability prior to any such reletting and such recovery not in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenant’s obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, amounts received by Landlord from such reletting for any period shall be credited only against obligations of Tenant allocable to such period, and shall not be credited against obligations of Tenant hereunder accruing subsequent or prior to such period; nor shall any credit of any kind be due for any period after the date when the term of this Lease is scheduled to expire according to its terms.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Landlord agrees to use reasonable efforts to relet the Premises after Tenant vacates the same in the event this Lease is terminated based upon an Event of Default by Tenant hereunder. The marketing of the Premises in a manner similar to the manner in which Landlord markets other premises within Landlord’s control within the Building shall be deemed to have satisfied Landlord’s obligation to use “reasonable efforts” hereunder. In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenant for the Premises until Landlord obtains full and complete possession of the Premises (including, without limitation, the final and unappealable legal right to relet the Premises free of any claim of Tenant), (ii) relet the Premises before leasing other vacant space in the Building, or (iii) lease the Premises for a rental less than the current fair market rent then prevailing for similar office and laboratory space in the Boston West suburban market.

(d)

(i) Landlord may elect, as an alternative, to have Tenant pay liquidated damages, which election may be made by notice given to Tenant at any time after such termination and whether or not Landlord shall have collected any damages as aforesaid, as liquidated final damages and in lieu of all other damages beyond the date of such notice. Upon such notice, Tenant shall promptly pay to Landlord, as liquidated damages, in addition to any damages collected or due from Tenant for any period prior to such notice and all out-of-pocket expenses which Landlord may have incurred with respect to the collection of such damages, such a sum as at the time of the giving of such notice represents the amount of the excess, if any, of the total rent and other benefits which would have accrued to Landlord under

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

this Lease from the date of such notice for what would be the then unexpired Lease Term if the Lease terms had been fully complied with by Tenant over and above the then cash rental value (in advance) of the Premises for the balance of the Lease Term.

(ii) For the purposes of this Article, if Landlord elects to require Tenant to pay damages in accordance with the immediately preceding paragraph, the total rent shall be computed by assuming that Tenant’s share of excess taxes, Tenant’s share of excess operating costs and Tenant’s share of excess electrical costs would be, for the balance of the unexpired Term from the date of such notice, the amount thereof (if any) for the immediately preceding annual period payable by Tenant to Landlord.

(e)	In case of any Event of Default, re-entry, dispossession by summary proceedings or otherwise, Landlord may (i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord’s option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable or necessary to re-let the same and (ii) may make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Subject to the provisions of Section 7.1(c) above, Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under re-letting. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

(f)	The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for. Further, nothing contained in this Lease shall limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

(g)	In lieu of any other damages or indemnity and in lieu of the recovery by Landlord of all sums payable under all the foregoing provisions of this Section 7.1,

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Landlord may elect to collect from tenant, by notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in this Article VII or otherwise terminated by breach of any obligation of Tenant and before such full recovery, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the sum of the Annual Fixed Rent and all Additional Rent payable for the twelve (12) months ended next prior to the such termination plus the amount of Annual Fixed Rent and Additional Rent of any kind accrued and unpaid at the time of such election plus any and all expenses which the Landlord may have incurred for and with respect of the collection to any of such rent.

7.2	Landlord’s Default

Landlord shall in no event be in default in the performance of any of Landlord’s obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation. Tenant shall not assert any right to deduct the cost of repairs or any monetary claim against the Landlord from rent thereafter due and payable, but shall look solely to the Landlord for satisfaction of such claim.

ARTICLE VIII

Insurance and Indemnity

8.1	Tenant’s Indemnity

(a) Indemnity. To the fullest extent permitted by law, Tenant agrees to indemnify and save harmless the Landlord Parties from and against all claims of whatever nature by a third party arising from or claimed to have arisen from (i) any act, omission or negligence of the Tenant Parties (as hereinafter defined); (ii) any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring in or about the Premises from the earlier of (A) the date on which any Tenant Party first enters the Premises for any reason or (B) the Commencement Date, and thereafter throughout and until the end of the Lease Term, and after the end of the Lease Term for so long after the end of the Lease Term as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereof; (iii) any accident, injury or damage whatsoever occurring outside the Premises but within the Building, or on common areas or the Complex, where such accident, injury or damage results, or is claimed to have resulted, from any act, omission or negligence on the part of any of the Tenant Parties; or (iv) any breach of this Lease by Tenant; provided, however, that in no event shall the aforesaid indemnity render Tenant responsible or liable for any loss or damage to fixtures, personal property or other property of Landlord to the extent claims are waived pursuant to Section 8.13 below. Tenant shall pay such indemnified amounts as they are incurred by the Landlord Parties. This indemnification shall not be construed to deny or reduce any other rights or obligations of indemnity that any of the Landlord Parties may

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

have under this Lease or the common law. Notwithstanding anything contained herein to the contrary, Tenant shall not be obligated to indemnify a Landlord Party for any claims to the extent that such Landlord Party’s damages in fact result from such Landlord Party’s negligence or willful misconduct.

(b) Breach. In the event that Tenant breaches any of its indemnity obligations hereunder or under any other contractual or common law indemnity: (i) Tenant shall pay to the Landlord Parties all liabilities, loss, cost, or expense (including reasonable attorney’s fees) incurred as a result of said breach; and (ii) the Landlord Parties may deduct and offset from any amounts due to Tenant under this Lease any amounts owed by Tenant pursuant to this Section 8.1(b).

(c) No limitation. The indemnification obligations under this Section 8.1 shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant or any subtenant or other occupant of the Premises under workers’ compensation acts, disability benefit acts, or other employee benefit acts. Tenant waives any immunity from or limitation on its indemnity or contribution liability to the Landlord Parties based upon such acts.

(d) Subtenants and other occupants. Tenant shall require its subtenants and other occupants of the Premises to provide similar indemnities to the Landlord Parties in a form reasonably acceptable to Landlord.

(e) Survival. The terms of this Section 8.1 shall survive any termination or expiration of this Lease.

(f) Costs. The foregoing indemnity and hold harmless agreement shall include indemnity for all costs, expenses and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Landlord Parties in connection with any such claim or any action or proceeding brought thereon, and the defense thereof. In addition, in the event that any action or proceeding shall be brought against one or more Landlord Parties by reason of any such claim, Tenant, upon request from the Landlord Party, shall resist and defend such action or proceeding on behalf of the Landlord Party by counsel appointed by Tenant’s insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to the Landlord Party. The Landlord Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Landlord Parties.

8.1.1.	Landlord’s Indemnity.

Subject to the limitations in Section 9.3 and in Section 8.2 and Section 8.13 of this Article, and to the extent not resulting from any act, omission, fault, negligence or misconduct of Tenant or its contractors, licensees, invitees, agents, servants or employees, Landlord agrees to indemnify and save harmless Tenant from and against any claim by a third party arising from any injury to any person occurring in the Premises or in the Complex after the date that possession of the Premises is first

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

delivered to Tenant and until the expiration or earlier termination of the Lease Term, to the extent such injury results from the negligence or willful misconduct of Landlord or Landlord’s employees, or from any breach or default by Landlord in the performance or observance of its covenants or obligations under this Lease; provided, however, that in no event shall the aforesaid indemnity render Landlord responsible or liable for any loss or damage to fixtures, personal property or other property of Tenant, and Landlord shall in no event be liable for any indirect or consequential damages. Tenant shall provide notice of any such third party claim to Landlord as soon as practicable. Landlord shall have the right, but not the duty, to defend the claim. The provisions of this Section shall not be applicable to (i) the holder of any mortgage now or hereafter on the Property or Building (whether or not such holder shall be a mortgagee in possession of or shall have exercised any rights under a conditional, collateral or other assignment of leases and/or rents respecting the Property or Building), or (ii) any person acquiring title as a result of, or subsequent to, a foreclosure of any such mortgage or a deed in lieu of foreclosure, except to the extent of liability insurance maintained by either of the foregoing.

8.2	Tenant’s Risk

Tenant agrees to use and occupy the Premises, and to use such other portions of the Building and the Complex as Tenant is given the right to use by this Lease at Tenant’s own risk. The Landlord Parties shall not be liable to the Tenant Parties for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to a Tenant Party’s business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises or the Building or the Complex, any fire, robbery, theft, mysterious disappearance, or any other crime or casualty, the actions of any other tenants of the Building or of any other person or persons, or any leakage in any part or portion of the Premises or the Building or the Complex, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Building or the Complex, or from drains, pipes or plumbing fixtures in the Building or the Complex. Any goods, property or personal effects stored or placed in or about the Premises shall be at the sole risk of the Tenant Party, and neither the Landlord Parties nor their insurers shall in any manner be held responsible therefor. The Landlord Parties shall not be responsible or liable to a Tenant Party, or to those claiming by, through or under a Tenant Party, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Building or otherwise. Notwithstanding the foregoing, the Landlord Parties shall not be released from liability for any injury, loss, damages or liability to the extent arising from any negligence or willful misconduct of the Landlord Parties on or about the Premises; provided, however, in no event shall the Landlord Parties have any liability to a Tenant Party based on any loss with respect to or interruption in the operation of Tenant’s business. The provisions of this section shall be applicable to the fullest extent permitted by law, and until the expiration or earlier termination of the Lease Term, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

8.3	Tenant’s Commercial General Liability Insurance

Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, and thereafter throughout and until the end of the Lease Term, and after the end of the Lease Term for so long as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereafter, a policy of commercial general liability insurance, on an occurrence basis, issued on a form at least as broad as Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form CG 00 01 10 01 or another Commercial General Liability “occurrence” form providing equivalent coverage. Such insurance shall include broad form contractual liability coverage, specifically covering but not limited to the indemnification obligations undertaken by Tenant in this Lease to the extent they are insurable. The minimum limits of liability of such insurance shall be [*]. In addition, in the event Tenant hosts a function in the Premises, Tenant agrees to obtain, and cause any persons or parties providing services for such function to obtain, the appropriate insurance coverages as determined by Landlord (including liquor liability coverage, if applicable) and provide Landlord with evidence of the same.

8.4	Tenant’s Property Insurance

Tenant shall maintain at all times during the Term of the Lease, and during such earlier time as Tenant may be performing work in or to the Premises or have property, fixtures, furniture, equipment, machinery, goods, supplies, wares or merchandise on the Premises, and containing thereafter so long as Tenant is in occupancy of any part of the Premises, business interruption insurance and insurance against loss or damage covered by the so-called “all risk” type insurance coverage with respect to Tenant’s property, fixtures, furniture, equipment (collectively, Tenant’s fixtures, furniture and equipment are referred to herein as the “FF&E”), machinery, goods, supplies, wares and merchandise, and all alterations, improvements and other modifications made by or on behalf of the Tenant in the Premises, and other property of Tenant located at the Premises, which are permitted to be removed by Tenant at the expiration or earlier termination of the Lease Term except to the extent paid for by Landlord (collectively “Tenant’s Property”). The business interruption insurance required by this Section 8.4 shall be in minimum amounts typically carried by prudent tenants engaged in similar operations, but in no event shall be in an amount less than the Annual Fixed Rent then in effect during any year during the Term, plus any Additional Rent due and payable for the immediately preceding year during the Term. The “all risk” insurance required by this section shall be in an amount at least equal to the full replacement cost of Tenant’s Property. In addition, during such time as Tenant is performing work in or to the Premises, Tenant, at Tenant’s expense, shall also maintain, or shall cause its contractor(s) to maintain, builder’s risk insurance for the full insurable value of such work. Landlord and such additional persons or entities as Landlord may reasonably request shall be named as loss payees, as their interests may appear, on the policy or policies required by this Lease. In the event of loss or damage covered by the “all risk” insurance required by this Lease, the responsibilities for repairing or restoring the loss or damage shall be determined in accordance with Article VI. To the extent that Landlord is obligated to pay for the repair or restoration of the loss

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

or damage covered by the policy, Landlord shall be paid the proceeds of the “all risk” insurance covering the loss or damage. To the extent Tenant is obligated to pay for the repair or restoration of the loss or damage, covered by the policy, Tenant shall be paid the proceeds of the “all risk” insurance covering the loss or damage. If both Landlord and Tenant are obligated to pay for the repair or restoration of the loss or damage covered by the policy, the insurance proceeds shall be paid to each of them in the pro rata proportion of their obligations to repair or restore the loss or damage. If the loss or damage is not repaired or restored (for example, if the Lease is terminated pursuant to Article VI), the insurance proceeds shall be paid to Landlord and Tenant in the pro rata proportion of their relative contributions to the cost of the leasehold improvements covered by the policy.

8.5	Tenant’s Other Insurance

Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, and thereafter throughout the end of the Term, and after the end of the Term for so long after the end of the Term as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereafter, (1) comprehensive automobile liability insurance (covering any automobiles owned or operated by Tenant (if any)) issued on a form at least as broad as ISO Business Auto Coverage form CA 00 01 07 97 or other form providing equivalent coverage; (2) worker’s compensation insurance; and (3) employer’s liability insurance. Such automobile liability insurance, which shall be required only if automobiles are owned or operated by Tenant, shall be in an amount not less than [*].for each accident. Such worker’s compensation insurance shall carry minimum limits as defined by the law of the jurisdiction in which the Premises are located (as the same may be amended from time to time). Such employer’s liability insurance shall be in an amount not less than [*]. for each accident, [*].disease-policy limit, and [*].disease-each employee.

8.6	Requirements for Tenant’s Insurance

All insurance required to be maintained by Tenant pursuant to this Lease shall be maintained with responsible companies that are admitted to do business, and are in good standing in the Commonwealth of Massachusetts and that have a rating of at least “A” and are within a financial size category of not less than “Class X” in the most current Best’s Key Rating Guide or such similar rating as may be reasonably selected by Landlord. All such insurance shall: (1) be acceptable in form and content to Landlord; (2) be primary and noncontributory; and (3) contain an endorsement prohibiting cancellation, failure to renew, reduction of amount of insurance, or change in coverage without the insurer first giving Landlord thirty (30) days’ prior written notice (by certified or registered mail, return receipt requested, or by fax or email) of such proposed action. No liability policy shall contain any deductible or self-insured retention greater than [*].and no property policy shall contain any deductible or self-insured retention greater than [*]. Such deductibles and self-insured retentions shall be deemed to be “insurance” for purposes of the waiver in Section 8.13 below. Landlord reserves the right from time to time to require Tenant to obtain higher minimum amounts of insurance

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

based on such limits as are customarily carried with respect to similar properties in the area in which the Premises are located. The minimum amounts of insurance required by this Lease shall not be reduced by the payment of claims or for any other reason. In the event Tenant shall fail to obtain or maintain any insurance meeting the requirements of this Article, or to deliver such policies or certificates as required by this Article, Landlord may, at its option, on ten (10) days’ notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) business days after delivery to Tenant of bills therefor.

8.7	Additional Insureds

To the fullest extent permitted by law, the commercial general liability and auto insurance carried by Tenant pursuant to this Lease, and any additional liability insurance carried by Tenant pursuant to Section 8.3 of this Lease, shall name Landlord, Landlord’s managing agent, and such other persons as Landlord may reasonably request from time to time as additional insureds with respect to liability arising out of or related to this Lease or the operations of Tenant (collectively “Additional Insureds”). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Additional Insureds. Such insurance shall also waive any right of subrogation against each Additional Insured.

8.8	Certificates of Insurance

On or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, Tenant shall furnish Landlord with certificates evidencing the insurance coverage required by this Lease, and renewal certificates shall be furnished to Landlord at least annually thereafter, and at least thirty (30) days prior to the expiration date of each policy for which a certificate was furnished (acceptable forms of such certificates as of the date hereof for liability and property insurance, respectively, are attached as Exhibit H, however, other forms may be acceptable). Failure by the Tenant to provide the certificates or letters required by this Section 8.8 shall not be deemed to be a waiver of the requirements in this Section 8.8. Upon request by Landlord, a true and complete copy of any insurance policy required by this Lease shall be delivered to Landlord within ten (10) days following Landlord’s request.

8.9	Subtenants and Other Occupants

Tenant shall require its subtenants and other occupants of the Premises to provide written documentation evidencing the obligation of such subtenant or other occupant to indemnify the Landlord Parties to the same extent that Tenant is required to indemnify the Landlord Parties pursuant to Section 8.1 above, and to maintain insurance that meets the requirements of this Article, and otherwise to comply with the requirements of this Article. Tenant shall require all such subtenants and occupants to supply certificates of insurance evidencing that the insurance requirements of this Article have been met and shall forward such certificates to Landlord on or before the earlier of (i) the date on which the subtenant or other occupant or any of their respective direct or indirect partners,

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents, invitees or representatives first enters the Premises or (ii) the commencement of the sublease. Tenant shall be responsible for identifying and remedying any deficiencies in such certificates or policy provisions.

8.10	No Violation of Building Policies

Tenant shall not commit or permit any violation of the policies of fire, boiler, sprinkler, water damage or other insurance covering the Complex and/or the fixtures, equipment and property therein carried by Landlord, or do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which in case of any of the foregoing (i) would result in termination of any such policies, (ii) would adversely affect Landlord’s right of recovery under any of such policies, or (iii) would result in reputable and independent insurance companies refusing to insure the Complex or the property of Landlord in amounts reasonably satisfactory to Landlord.

8.11	Tenant to Pay Premium Increases

If, to the extent caused by anything done, caused or permitted to be done, or omitted by Tenant (or its subtenant or other occupants of the Premises), the rates for liability, fire, boiler, sprinkler, water damage or other insurance on the Complex and equipment of Landlord or any other tenant or subtenant in the Building shall be higher than they otherwise would be, Tenant shall reimburse Landlord and/or the other tenants and subtenants in the Building for the additional insurance premiums thereafter paid by Landlord or by any of the other tenants and subtenants in the Building which shall have been charged because of the aforesaid reasons, such reimbursement to be made from time to time on Landlord’s demand.

8.12	Landlord’s Insurance

(a) Required insurance. Landlord shall maintain (i) insurance against loss or damage with respect to the Building on an “all risk” type insurance form, with customary exceptions, subject to such deductibles and self insured retentions as Landlord may determine, in an amount equal to at least the replacement value of the Building; (ii) insurance with respect to any improvements, alterations, and fixtures of Tenant located at the Premises to the extent paid for by Landlord and for all of Landlord’s Work (other than FF&E); (iii) worker’s compensation insurance at not less than the minimum limits required by the law of the jurisdiction in which the Premises are located (as the same may be amended from time to time), and (iv) commercial general liability insurance with respect to the Building in an amount not less than $5,000,000 per occurrence, with deductibles and self insured retentions as determined by Landlord. The cost of such insurance shall be treated as a part of Landlord’s Operating Expenses. Such insurance shall be maintained with an insurance company or companies selected by Landlord. Payment for losses thereunder shall be made solely to Landlord.

(b) Optional insurance. Landlord may maintain such additional insurance with respect to the Building and the Complex, including, without limitation, earthquake insurance,

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

terrorism insurance, flood insurance, liability insurance and/or rent insurance, as Landlord may in its sole discretion elect. Landlord may also maintain such other insurance as may from time to time be required by the holder of any mortgage on the Building or Property. The cost of all such additional insurance shall also be part of the Landlord’s Operating Expenses.

(c) Blanket and self-insurance. Any or all of Landlord’s insurance may be provided by blanket coverage maintained by Landlord or any affiliate of Landlord under its insurance program for its portfolio of properties, or by Landlord or any affiliate of Landlord under a program of self-insurance provided there is a financially responsible self-insurer, and in such event Landlord’s Operating Expenses shall include the portion of the reasonable cost of blanket insurance or self-insurance that is allocated to the Building.

(d) No obligation. Landlord shall not be obligated to insure, and shall not assume any liability of risk of loss for, Tenant’s Property, including any such property or work of Tenant’s subtenants or occupants. Landlord will also have no obligation to carry insurance against, nor be responsible for, any loss suffered by Tenant, subtenants or other occupants due to interruption of Tenant’s or any subtenant’s or occupant’s business.

8.13	Waiver of Subrogation

To the fullest extent permitted by law, the parties hereto waive and release any and all rights of recovery against the other, and agree not to seek to recover from the other or to make any claim against the other, and in the case of Landlord, against all “Tenant Parties” (hereinafter defined), and in the case of Tenant, against all “Landlord Parties” (hereinafter defined), for any loss or damage incurred by the waiving/releasing party to the extent such loss or damage is insured under any insurance policy required by this Lease or which would have been so insured had the party carried the insurance it was required to carry hereunder, provided that this waiver and release shall not apply to the commercial general liability insurance Landlord is required to carry by Section 8.12(a)(iv). Tenant shall obtain from its subtenants and other occupants of the Premises a similar waiver and release of claims against any or all of Tenant or Landlord. In addition, the parties hereto (and in the case of Tenant, its subtenants and other occupants of the Premises) shall procure an appropriate clause in, or endorsement on, any insurance policy required by this Lease pursuant to which the insurance company waives subrogation. The insurance policies required by this Lease shall contain no provision that would invalidate or restrict the parties’ waiver and release of the rights of recovery in this section. The parties hereto covenant that no insurer shall hold any right of subrogation against the parties hereto by virtue of such insurance policy.

The term “Landlord Party” or “Landlord Parties” shall mean Landlord, any affiliate of Landlord, Landlord’s managing agents for the Building, each mortgagee (if any), each ground lessor (if any), and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents or representatives. For the purposes of this Lease, the term “Tenant Party” or “Tenant Parties” shall mean Tenant, any affiliate of Tenant, any

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

permitted subtenant or any other permitted occupant of the Premises, and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents, invitees or representatives.

8.14	Tenant’s Work

During such times as Tenant is performing work or having work or services performed in or to the Premises, Tenant shall require its contractors, and their subcontractors of all tiers, to obtain and maintain commercial general liability, automobile, workers compensation, employer’s liability, builder’s risk, and equipment/property insurance in such amounts and on such terms as are customarily required of such contractors and subcontractors on similar projects. The amounts and terms of all such insurance are subject to Landlord’s written approval, which approval shall not be unreasonably withheld. The commercial general liability and auto insurance carried by Tenant’s contractors and their subcontractors of all tiers pursuant to this section shall name Landlord, Landlord’s managing agent, and such other persons as Landlord may reasonably request from time to time as additional insureds with respect to liability arising out of or related to their work or services (collectively “Additional Insureds”). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Additional Insureds. Such insurance shall also waive any right of subrogation against each Additional Insured. Tenant shall obtain and submit to Landlord, prior to the earlier of (i) the entry onto the Premises by such contractors or subcontractors or (ii) commencement of the work or services, certificates of insurance evidencing compliance with the requirements of this section.

ARTICLE IX

Miscellaneous Provisions

9.1	Waiver

Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of its rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord’s or Tenant’s consent or approval to or of subsequent similar act by the other.

No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.2	Cumulative Remedies

Except as expressly provided in this Lease, the specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which such party may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

9.3	Quiet Enjoyment

This Lease is subject and subordinate to all matters of record. Tenant, subject to the terms and provisions of this Lease on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on Tenant’s part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the Term (exclusive of any period during which Tenant is holding over after the termination or expiration of this Lease without the consent of Landlord), without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied; and it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord’s successors, including ground or master lessees, only with respect to breaches occurring during Landlord’s or Landlord’s successors’ respective ownership of Landlord’s interest hereunder, as the case may be.

Further, Tenant specifically agrees to look solely to Landlord’s then equity interest in the Building at the time owned and the profits and proceeds thereof, or in which Landlord holds an interest as ground lessee, for recovery of any judgment from Landlord; it being specifically agreed that neither Landlord (original or successor), nor any partner in or of Landlord, nor any beneficiary of any Trust of which any person holding Landlord’s interest is trustee, nor any member, manager, partner, director or stockholder, nor Landlord’s managing agent, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord’s successors in interest, or any action not involving the personal liability of Landlord (original or successor), any partner in or of Landlord, any successor trustee to the persons named herein as Landlord, or any beneficiary of any trust of which any person holding Landlord’s interest is trustee, or of any manager, member, partner, director or stockholder of Landlord or of Landlord’s managing agent to respond in monetary damages from Landlord’s assets other than Landlord’s equity interest aforesaid in the Building and the profits and proceeds thereof, but in no event shall Tenant have the right to terminate or

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

cancel this Lease or to withhold rent or to set-off any claim or damages against rent as a result of any default by Landlord or breach by Landlord of its covenants or any warranties or promises hereunder, except in the case of a wrongful eviction of Tenant from the demised premises (constructive or actual) by Landlord continuing after notice to Landlord thereof and a reasonable opportunity for Landlord to cure the same. In no event shall Landlord or Tenant ever be liable to the other party for any indirect or consequential damages or loss of profits or the like suffered from whatever cause; provided that the foregoing shall not limit or alter any procedural right or remedy of Landlord under this Lease nor shall the same apply to the obligations of Tenant with respect to any hold over by Tenant after the expiration or earlier termination of this Lease. In the event that Landlord shall be determined to have acted unreasonably in withholding any consent or approval under this Lease, the sole recourse and remedy of Tenant in respect thereof shall be to specifically enforce Landlord’s obligation to grant such consent or approval, and in no event shall the Landlord be responsible for any damages of whatever nature in respect of its failure to give such consent or approval nor shall the same otherwise affect the obligations of Tenant under this Lease or act as any termination of this Lease.

9.4	Notice to Mortgagee and Ground Lessor

After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Premises as a part of the demised premises, no notice from Tenant to Landlord shall be effective against such mortgage holder or ground lessor unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord’s defaults by such holder or ground lessor within a reasonable time thereafter (including a reasonable time to obtain possession of the premises if the mortgagee or ground lessor elects to do so) shall be treated as performance by Landlord. For the purposes of this Section 9.4 or Section 9.14, the term “mortgage” includes a mortgage on a leasehold interest of Landlord (but not one on Tenant’s leasehold interest).

9.5	Assignment of Rents

With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

(a)	That the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder, or ground lessor, shall, by notice sent to Tenant, specifically otherwise elect; and

(b)	That, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord’s obligations hereunder only upon foreclosure of such holder’s mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord’s position hereunder by such ground lessor.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

In no event shall the acquisition of title to the Building and the land on which the same is located by a purchaser which, simultaneously therewith, leases the entire Building or such land back to the seller thereof be treated as an assumption by such purchaser-lessor, by operation of law or otherwise, of Landlord’s obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord’s obligations hereunder subject to the provisions of Section 9.3 hereof. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser provided that such purchaser agrees to recognize the right of Tenant to use and occupy the Premises upon the payment of rent and other charges payable by Tenant under this Lease and the performance by Tenant of Tenant’s obligations under this Lease and provided that Tenant agrees to attorn to such purchaser. For all purposes, such seller-lessee, and its successors in title, shall be the landlord hereunder unless and until Landlord’s position shall have been assumed by such purchaser-lessor.

9.6	Surrender

No act or thing done by Landlord during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord’s agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord’s agents shall not operate as a termination of the Lease or a surrender of the Premises.

9.7	Brokerage

(A) Tenant warrants and represents that Tenant has not dealt with any broker, finder or other agent in connection with the consummation of this Lease other than the Recognized Brokers, if any, designated in Section 1.1 hereof; and in the event any claim is made against the Landlord relative to dealings by Tenant with brokers, finders or other agents other than the Recognized Brokers, if any, designated in Section 1.1 hereof, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B) Landlord warrants and represents that Landlord has not dealt with any broker, finder or other agent in connection with the consummation of this Lease other than the Recognized Brokers, if any, designated in Section 1.1 hereof; and in the event any claim is made against the Tenant relative to dealings by Landlord with brokers, finders or other agents other than the Recognized Brokers, if any, designated in Section 1.1 hereof, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord agrees that it shall be solely responsible for the payment of brokerage commissions to the Recognized Brokers for the Original Term of this Lease, if any, designated in Section 1.1 hereof.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.8	Invalidity of Particular Provisions

If any term or provision of this Lease, including but not limited to any waiver of contribution or claims, indemnity, obligation, or limitation of liability or of damages, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

9.9	Provisions Binding, Etc.

The obligations of this Lease shall run with the land, and except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to subletting or assignment by Tenant.

9.10	Recording; Confidentiality

Tenant agrees not to record the within Lease, but each party hereto agrees, on the request of the other, to execute a so-called Notice of Lease or short form lease in form recordable and complying with applicable law and reasonably satisfactory to both Landlord’s and Tenant’s attorneys. In no event shall such document set forth rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

Tenant agrees that this Lease and the terms contained herein will be treated as strictly confidential and except as required by law (or except with the written consent of Landlord) Tenant shall not disclose the same to any third party except for Tenant’s partners, lenders, accountants and attorneys who have been advised of the confidentiality provisions contained herein and agree to be bound by the same. Notwithstanding anything to the contrary contained in this Lease, Tenant and its affiliates may disclose this Lease and the terms hereof as required by any applicable regulation or law and as may be required by any stock exchange on which Tenant is listed. In the event Tenant is required by law to provide this Lease or disclose any of its terms, Tenant shall give Landlord prompt notice of such requirement prior to making disclosure so that Landlord may seek an appropriate protective order. If failing the entry of a protective order Tenant is compelled to make disclosure, Tenant shall only disclose portions of the Lease which Tenant is required to disclose and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to the information so disclosed.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.11	Notices

Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be sent by overnight commercial courier or by registered or certified mail postage or delivery charges prepaid, as the case may be:

If intended for Landlord, addressed to Landlord at the address set forth in Article I of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice) with a copy to Landlord, Attention: Regional General Counsel.

If intended for Tenant, addressed to Tenant at the address set forth in Article I of this Lease except that from and after the Final Commencement Date the address of Tenant shall be the Premises (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice) with a copy to Tenant, Attention: Legal.

Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused, (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted, (iii) if the notice address is a post office box number, notice shall be effective the day after such notice is sent as provided hereinabove or (iv) if the notice is to a foreign address, notice shall be effective two (2) days after such notice is sent as provided hereinabove.

Where provision is made for the attention of an individual or department, the notice shall be effective only if the wrapper in which such notice is sent is addressed to the attention of such individual or department.

Any notice given by an attorney on behalf of Landlord or by Landlord’s managing agent shall be considered as given by Landlord and shall be fully effective.

Time is of the essence with respect to any and all notices and periods for giving notice or taking any action thereto under this Lease.

9.12	When Lease Becomes Binding and Authority

Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by written agreement

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof. Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Lease and that the person signing this Lease on behalf of Landlord and Tenant has been duly authorized to do so.

9.13	Section Headings

The titles of the Articles throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

9.14	Rights of Mortgagee

Provided that Landlord delivers to Tenant a subordination, non-disturbance and attornment agreement in form and substance reasonably satisfactory to Landlord, Tenant and the holder of such mortgage, this Lease shall be subject and subordinate to any mortgage now or hereafter on the Site or the Building, or both, and to each advance made or hereafter to be made under any mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor provided that the holder of such mortgage agrees to recognize the rights of Tenant under this Lease (including the right to use and occupy the Premises) upon the payment of rent and other charges payable by Tenant under this Lease and the performance by Tenant of Tenant’s obligations hereunder in which event Tenant shall agree to attorn to such holder and its successors as landlord. In furtherance of the foregoing, Tenant shall execute and deliver promptly such instruments of subordination, attornment and recognition as such mortgagee may reasonably request subject to receipt of such instruments of recognition from such mortgagee as Tenant may reasonably request. In the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord, then, this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its landlord. If any holder of a mortgage which includes the Premises, executed and recorded prior to the date of this Lease, shall so elect, this Lease and the rights of Tenant hereunder, shall be superior in right to the rights of such holder, with the same force and effect as if this Lease had been executed, delivered and recorded, or a statutory notice hereof recorded, prior to the execution, delivery and recording of any such mortgage. The election of any such holder shall become effective upon either notice from such holder to Tenant in the same fashion as notices from Landlord to Tenant are to be given hereunder or by the recording in the appropriate registry or recorder’s office of an instrument in which such holder subordinates its rights under such mortgage to this Lease. Landlord represents and warrants to Tenant that no outstanding mortgage encumbers the Premises as of the date of this Lease.

If in connection with obtaining financing a bank, insurance company, pension trust or other institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or condition its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.15	Status Reports and Financial Statements

Recognizing that Landlord may find it necessary to establish to third parties, such as accountants, banks, potential or existing mortgagees, potential purchasers or the like, the then current status of performance hereunder, Tenant, on the request of Landlord made from time to time, will promptly furnish to Landlord, or any existing or potential holder of any mortgage encumbering the Premises, the Building, the Site and/or the Complex or any potential purchaser of the Premises, the Building, the Site and/or the Complex, (each an “Interested Party”), a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease. In addition, Tenant shall deliver to Landlord, or any Interested Party designated by Landlord, financial statements of Tenant and any guarantor of Tenant’s obligations under this Lease, as reasonably requested by Landlord, including, but not limited to financial statements for the past three (3) years; provided, however that such requirement shall not apply for so long as the Tenant hereunder is a publicly-traded company whose shares are listed and traded on a United States national stock exchange. Any such status statement or financial statement delivered by Tenant pursuant to this Section 9.15 may be relied upon by any Interested Party.

9.16	Self-Help

If Tenant shall at any time default beyond any applicable notice and cure period (except expiration of such period shall not be required in the event of an emergency) in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the rate of one and one-half percentage points over the then prevailing prime rate in Boston as set by Bank of America, N.A., or its successor (but in no event greater than the maximum rate permitted by applicable law) and all costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be Additional Rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

9.17	Holding Over

Any holding over by Tenant after the expiration of the term of this Lease shall be treated as a tenancy at sufferance and shall be on the terms and conditions as set forth in this Lease, as far as applicable except that Tenant shall pay as a use and occupancy charge an amount equal to 150% of the Annual Fixed Rent and 100% of the Additional Rent

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

calculated (on a daily basis) at the highest rate payable under the terms of this Lease for the first thirty (30) days of such holding over, and increasing to 200% of the Annual Fixed Rent and 100% of the Additional Rent calculated (on a daily basis) at the highest rate payable under the terms of this Lease thereafter, measured from the day on which Tenant’s holdover commences and terminating on the day on which Tenant vacates the Premises. In addition, Tenant shall save Landlord, its agents and employees harmless and will exonerate, defend and indemnify Landlord, its agents and employees from and against any and all damages which Landlord may suffer on account of Tenant’s holdover in the Premises after the expiration or prior termination of the term of this Lease; provided, however that Tenant shall not be liable for consequential damages in connection with such holding over until such holding over exceeds thirty (30) days from the expiration or earlier termination of the term of this Lease. Nothing in the foregoing nor any other term or provision of this Lease shall be deemed to permit Tenant to retain possession of the Premises or hold over in the Premises after the expiration or earlier termination of the Lease Term. All property which remains in the Building or the Premises after the expiration or termination of this Lease shall be conclusively deemed to be abandoned and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, then Landlord may receive the proceeds of such sale and apply the same, at its option against the expenses of the sale, the cost of moving and storage, any arrears of rent or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under this Lease and at law and in equity.

9.18	Security Deposit

Concurrently with the execution of this Lease, Tenant shall pay to Landlord a security deposit in the amount of Six Hundred and Seventy-Five Thousand Dollars ($675,000) and Landlord shall hold the same, throughout the Term of this Lease (including the Extended Term, if applicable), unless sooner returned to Tenant as provided in this Section 9.18, as security for the performance by Tenant of all obligations on the part of Tenant to be performed under this Lease. Such deposit shall be in the form of an irrevocable, unconditional, negotiable letter of credit (the “Letter of Credit”). The Letter of Credit shall (i) be issued by and drawn on a bank reasonably approved by Landlord and at a minimum having a long term issuer credit rating from Standard and Poor’s Professional Rating Service of A or a comparable rating from Moody’s Professional Rating Service, (ii) be substantially in the form attached hereto as Exhibit G, (iii) permit one or more draws thereunder to be made accompanied only by certification by Landlord or Landlord’s managing agent that pursuant to the terms of this Lease, Landlord is entitled to draw upon such Letter of Credit, (iv) permit transfers at any time without charge, (v) permit presentment in Boston, Massachusetts and (vi) provide that any notices to Landlord be sent to the notice address provided for Landlord in this Lease. Landlord hereby approves Silicon Valley Bank as the initial issuer of the Letter of Credit. If the credit rating for the issuer of such Letter of Credit falls below the standard set forth in (i) above or if the financial condition of such issuer changes in any other material adverse way or if any trustee, receiver or liquidator shall be appointed for the issuer, Landlord shall have the right to require that Tenant provide a substitute letter of credit that complies in all respects with the requirements of this Section, and Tenant’s failure to

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

provide the same within thirty (30) days following Landlord’s written demand therefor shall entitle Landlord to immediately draw upon the Letter of Credit. Any such Letter of Credit shall be for a term of one (1) year and shall provide for automatic renewals through the date which is sixty (60) days subsequent to the scheduled expiration date of this Lease (as the same may be extended). Any failure or refusal of the issuer to honor the Letter of Credit shall be at Tenant’s sole risk and shall not relieve Tenant of its obligation hereunder with regard to the security deposit. Upon the occurrence of any Event of Default, Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to draw on all or any portion of such deposit held as a Letter of Credit and to apply the proceeds of such Letter of Credit or any cash held as such deposit, or any part thereof, to Landlord’s damages arising from such Event of Default on the part of Tenant under the terms of this Lease. If Landlord so applies all or any portion of such deposit, Tenant shall within ten (10) days after notice from Landlord deposit cash with Landlord in an amount sufficient to restore such deposit to the full amount stated in this Section 9.18. While Landlord holds any cash deposit Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord’s other funds. Neither the holder of a mortgage nor the Landlord in a ground lease on property which includes the Premises shall ever be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder or ground Landlord.

Tenant not then being in default beyond any applicable notice and cure period, Landlord shall return the deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section 9.18, to Tenant on the expiration or earlier termination of the term of this Lease (as the same may have been extended) and surrender possession of the Premises by Tenant to Landlord in the condition required in the Lease at such time.

9.19	Late Payment

If Landlord shall not have received any payment or installment of Annual Fixed Rent or Additional Rent (the “Outstanding Amount”) on or before the date on which the same first becomes payable under this Lease (the “Due Date”), the amount of such payment or installment shall incur a late charge equal to the sum of: (a) five percent (5%) of the Outstanding Amount for administration and bookkeeping costs associated with the late payment and (b) interest on the Outstanding Amount from the Due Date through and including the date such payment or installment is received by Landlord, at a rate equal to the lesser of (i) the rate announced by Bank of America, N.A., (or its successor) from time to time as its prime or base rate (or if such rate is no longer available, a comparable rate reasonably selected by Landlord), plus two percent (2%), or (ii) the maximum applicable legal rate, if any. Such interest shall be deemed Additional Rent and shall be paid by Tenant to Landlord upon demand.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.20	Tenant’s Payments

Each and every payment and expenditure, other than Annual Fixed Rent, shall be deemed to be Additional Rent hereunder, whether or not the provisions requiring payment of such amounts specifically so state, and shall be payable, unless otherwise provided in this Lease, within ten (10) days after written demand by Landlord, and in the case of the non-payment of any such amount, Landlord shall have, in addition to all of its other rights and remedies, all the rights and remedies available to Landlord hereunder or by law in the case of non-payment of Annual Fixed Rent. Unless expressly otherwise provided in this Lease, the performance and observance by Tenant of all the terms, covenants and conditions of this Lease to be performed and observed by Tenant shall be at Tenant’s sole cost and expense. In the event that Tenant shall seek Landlord’s consent or approval under this Lease, then Tenant shall reimburse Landlord, upon demand, as Additional Rent, for all reasonable out-of-pocket costs and expenses, including legal and architectural costs and expenses, incurred by Landlord in processing such request, whether or not such consent or approval shall be given; provided, however the foregoing shall not limit the recovery of costs and expenses expressly identified in Sections 5.6 or 5.12 of this Lease). Notwithstanding anything in this Lease to the contrary, if Landlord or any affiliate of Landlord has elected to qualify as a real estate investment trust (“REIT”), any service required or permitted to be performed by Landlord pursuant to this Lease, the charge or cost of which may be treated as impermissible tenant service income under the laws governing a REIT, may be performed by a taxable REIT subsidiary that is affiliated with either Landlord or Landlord’s property manager, an independent contractor of Landlord or Landlord’s property manager (the “Service Provider”) so long as there is not a resulting material increase in Operating Expenses. If Tenant is subject to a charge under this Lease for any such service, then, at Landlord’s direction, Tenant will pay such charge either to Landlord for further payment to the Service Provider or directly to the Service Provider, and, in either case, (i) Landlord will credit such payment against Additional Rent due from Tenant under this Lease for such service, and (ii) such payment to the Service Provider will not relieve Landlord from any obligation under the Lease concerning the provisions of such service.

9.21	Waiver of Trial by Jury

To induce Landlord to enter into this Lease, Tenant hereby waives any right to trial by jury in any action, proceeding or counterclaim brought by either Landlord or Tenant on any matters whatsoever arising out of or any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant’s use or occupancy of the Premises and/or any claim of injury or damage, including but not limited to, any summary process eviction action.

9.22	Governing Law

This Lease shall be governed exclusively by the provisions hereof and by the law of the Commonwealth of Massachusetts, as the same may from time to time exist.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.23	Signage.

For so long as (i) this Lease is in full force and effect, (ii) Tenant has neither assigned this Lease nor sublet more than thirty percent (30%) of the Rentable Floor Area of the Premises (except for an assignment or sublease to a Permitted Transferee), and (iii) there exists no uncured Event of Default hereunder, Tenant shall be permitted, at Tenant’s sole cost and expense (A) to erect one (1) sign on the exterior façade of the Building (the “Façade Sign”), and (B) on a non-exclusive basis, to be identified on the monument signs and building directories located on the Site and generally serving the Building (the “Additional Signage”), all subject to compliance with the provisions of this Section 9.23. In addition, during the Term Tenant may, at its sole cost and expense, install, remove, replace and maintain signage containing Tenant’s name at the main entry to the Premises subject to compliance with the remaining provisions of this Section 9.23.

All features and aspects of the signage described in the prior paragraph, including, without limitation, the design, lighting, components, location, color, size, proportion and method of installation of all signage described in this Section 9.23 shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld or conditioned). Landlord hereby approves the signage shown on Exhibit L attached hereto to the extent the same identifies the features and aspects of the signage specifically identified in the prior sentence.

Such signage shall be further subject to compliance with the requirements of the Zoning By-Law of the Town of Lexington and all other applicable Legal Requirements, including, without limitation, Tenant obtaining all necessary permits and approvals therefor. Tenant acknowledges and agrees that Tenant’s right to signage pursuant to this Section 9.23 is not on an exclusive basis and that Landlord may grant other tenants in the Complex the right to maintain signage on the Complex and/or the Building. Tenant shall be responsible for maintaining all of its signage in good condition and repair throughout the Term.

In the event that at any time during the Term, Tenant ceases to meet the requirements described above, Tenant shall, upon Landlord’s written request and at Tenant’s sole cost and expense, remove Façade Sign and/or Additional Signage designated by Landlord for removal and restore any areas affected by the installation and subsequent removal of Tenant’s signage. In addition, Tenant shall be required, at its sole cost and expense, to remove all of the Tenant’s signage described in this Section 9.23 and restore any areas affected by the installation and subsequent removal of Tenant’s signage upon the expiration or earlier termination of the Term.

9.24	Tenant’s Equipment

(A) Subject to the terms and provisions of this Section 9.24, Tenant shall be permitted to install (x) telecommunications equipment, related receiving equipment, related cable connections and other related telecommunications equipment (collectively, the “Telecom Equipment”) and (y) HVAC equipment and any and all related equipment to accommodate Tenant’s excess HVAC requirements (collectively, the “HVAC Unit”) in a

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

location or locations on the rooftop the Building in an area to be mutually agreed upon the parties, provided that (i) such installation and the operation thereof shall not cause any interference with any existing communication equipment in the Complex, and (ii) such installation does not adversely affect the structural elements or the visual aesthetic of the Building as determined by Landlord in its reasonable discretion. Tenant shall have no right to license, sublease, assign or otherwise transfer its rights to install and use Telecom Equipment and the HVAC Unit (other than to an assignee or subtenant permitted or consented to under this Lease). Landlord hereby reserves the right (at its sole discretion) to install and to permit others to install, use and maintain telecommunications equipment, antennas and similar installations on the rooftop of the Building and elsewhere on the Site provided that such equipment, antennas and installations do not materially interfere with Tenant’s Equipment (as defined below).

(B) Subject to the provisions of this Section 9.24, Tenant shall have the right to install a generator, related connections and a diesel fuel tank or similar fuel storage compartment (collectively, the “Generator”) in an area on the Site to be mutually agreed upon by Landlord and Tenant (it being understood and agreed that the Generator may not be installed on the roof of the Building).

(C) Tenant’s use of the Telecom Equipment, the HVAC Unit and the Generator (collectively, the “Tenant’s Equipment”) shall be upon all of the conditions of the Lease, except as modified below:

(i)	It is understood and agreed that Tenant shall be responsible, at its sole cost and expense, for installing the Tenant’s Equipment. In addition to complying with the applicable construction provisions of this Lease, Tenant shall not install or operate any portion of the Tenant’s Equipment until Tenant shall have obtained Landlord’s prior written approval, which approval will not be unreasonably withheld, conditioned or delayed, of Tenant’s plans and specifications therefor.

(ii)	Landlord shall have no obligation to provide any services to the Tenant’s Equipment, provided Tenant shall have the right to connect Tenant’s Equipment to existing base building utility systems, subject to Landlord’s right to reasonably approve such connections. Tenant shall, at its sole cost and expense and otherwise in accordance with the provisions of this Section 9.24, arrange for all utility services required for the operation of the Tenant’s Equipment.

(iii)	Tenant shall have no right to make any changes, alterations or other improvements to the Tenant’s Equipment without Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that Tenant shall have the right to maintain and make repairs to the Tenant’s Equipment.

(iv)	Tenant shall be responsible for the cost of repairing any damage to the Complex caused by the installation, operation and removal of the Tenant’s Equipment.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

(v)	Except for assignees of this Lease or subtenants of all or a portion of the Premises, no other person, firm or entity (including, without limitation, other tenants, licensees or occupants of the Complex) shall have the right to connect to the Tenant’s Equipment other than Tenant.

(vi)	To the maximum extent permitted by law, Tenant’s use of the Tenant’s Equipment shall be at the sole risk of Tenant, and Landlord shall have no liability to Tenant in the event that the Tenant’s Equipment is damaged for any reason excluding Landlord’s or Landlord’s Party’s negligent act or omission.

(vii)	Unless requested by Landlord as provided in this Lease, in no event shall Tenant remove the Tenant’s Equipment at the expiration or earlier termination of the Term.

(viii)	In addition to the indemnification provisions set forth in this Lease (which shall be applicable to the Tenant’s Equipment), Tenant shall, to the maximum extent permitted by law, indemnify, defend, and hold Landlord, its agents, contractors and employees harmless from any and all claims, losses, demands, actions or causes of actions suffered by any person, firm, corporation, or other entity arising from the installation, use or removal of the Tenant’s Equipment excluding Landlord’s or Landlord’s Party’s negligent act or omission.

(ix)	To the extent required in Landlord’s approval of such Tenant’s Equipment, Tenant shall, at its sole cost and expense, remove Tenant’s Equipment (or such elements of the same as Landlord shall designate) and restore any areas affected by the installation and subsequent removal of Tenant’s Equipment upon the expiration or earlier termination of the Term.

(D) Tenant shall, at its sole cost and expense, secure and maintain in full force and effect the approvals of all governmental authorities and all permits required by governmental authorities having jurisdiction over such approvals for the Tenant’s Equipment, and shall provide Landlord with copies of such approvals and permits prior to commencing any work with respect thereto. Tenant shall be solely responsible for maintaining Tenant’s Equipment in compliance with applicable Legal Requirements (and Landlord assumes not risk with respect thereto). In addition, Tenant shall be solely responsible for all costs and expenses in connection with the installation, maintenance, use and removal of the Tenant’s Equipment. In connection therewith, Tenant shall provide Landlord with evidence on an annual basis of the existence of a maintenance contract for the Generator with a service provider reasonably acceptable to Landlord. Tenant shall not operate the Generator other than on a temporary basis for maintenance and testing or as required in the event of an emergency. Tenant shall immediately notify Landlord of any release or spill of fuel or other Hazardous Materials related to the Generator.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTED as a sealed instrument in two or more counterparts each of which shall be deemed to be an original.

WITNESS:		LANDLORD:

HAYDEN OFFICE TRUST

/s/ XXXX		By:	/s/ XXXX
, for the Trustees of Hayden Office Trust, pursuant to written delegation, but not individually

TENANT:

ATTEST:		SYNAGEVA BIOPHARMA CORP.

By:	/s/ Chris Heberlig	By:	/s/ Sanj K. Patel
Name:	Chris Heberlig	Name:	Sanj K. Patel
Title:	(Secretary or Assistant Secretary)	Title:	(President or Vice President)
Hereto duly authorized

		By:	/s/ Carsten Boess
		Name:	Carsten Boess
		Title:	(Treasurer or Assistant Treasurer)
Hereto duly authorized

CORPORATE SEAL

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

DESCRIPTION OF SITE

Those certain parcels of land (together with the buildings and improvements thereon) situated on the northeasterly side of Route 2 so-called, in Lexington, Middlesex County, Massachusetts being shown as Parcel 1 and Parcel 2 on a plan entitled “Plan of Land in Lexington, Mass.,” dated March 19, 1964, by Albert A. Miller and Wilbur C. Nylander, Civil Engineers & Surveyors, recorded with Middlesex South District Deeds, Book 10511, Page 298, bounded and described as follows:

SOUTHWESTERLY	by Route 2 as shown on said plan by two lines measuring respectively 80.34 feet and 970.47 feet;

NORTHWESTERLY	by the 1974 State Highway Layout being a relocation of Spring Street, by two lines measuring respectively 159.76 feet and 54.99 feet;

NORTHERLY	on a curved line by the junction of said relocated Spring Street and an access road also part of the 1964 State Highway Layout, all as shown on said plan, 57.08 feet;

NORTHEASTERLY	by said access road as shown on said plan by three lines measuring respectively 231.55 feet, 647.54 feet and 7.13 feet;

NORTHEASTERLY and EASTERLY	by the same by several lines measuring respectively 101.06 feet, 33.98 feet, 19.62 feet, 57.07 feet and 17.46 feet.

Parcel 1 contains, according to said plan, 45/100 acres, Parcel 2 contains 5-89/100 acres, and both Parcels together contain according to said plan, 6.34 acres.

Said premises are subject to easements, agreements and restrictions of record, if any, to the extent in force and applicable.

For title see Deed recorded with said registry of Deeds in Book 15217, page 429.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit A

EXHIBIT B-1

WORK AGREEMENT

1.1	Landlord’s Work.

(A)	Plans and Construction Process.

(1)	Landlord’s Third Floor Work. Attached to the Lease as Exhibit B-2 is a space plan prepared by Perkins Will (the “Architect”) dated January 4, 2013 (the “Space Plan”) and a Turn-Key Matrix as Exhibit B-3, showing the work to be performed by Landlord, at Landlord’s cost and expense (except as otherwise noted in the Turn-Key Matrix), in order to prepare the Third Floor Premises for Tenant’s occupancy (such work being hereinafter referred to as the “Landlord’s Third Floor Work”).

(2)	Tenant’s Demolition Plans. The parties acknowledge that Tenant has delivered to Landlord a set of demolition plans (the “Tenant Demolition Plans”) identifying all demolition work to be performed by Landlord to prepare the Premises for the performance of the remaining elements of Landlord’s Work (the “Demolition Work”) and Landlord has approved the same. It is understood and agreed that Landlord’s approval under this Section was given solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely upon Landlord’s approval of the Tenant Demolition Plans for any other purpose whatsoever other than for satisfying the consent requirements under this Lease. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of the Tenant Demolition Plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises), and Landlord’s approval of the Tenant’s Demolition Plans shall in no event relieve Tenant of the responsibility for such design. Notwithstanding the foregoing, the parties acknowledge and agree that as an accommodation to Tenant, Landlord entered into the contract with the Architect prior to the execution of this Lease for the preparation of the Tenant Demolition Plans (the “Architect’s Contract”), and as a result, in the event that the Tenant Demolition Plans contain errors or omissions by Architect or the work described therein is not designed in compliance with applicable laws, Landlord, upon request of Tenant (which shall be a right but not an obligation of Tenant), and at the expense of Tenant, shall enforce the obligations of the Architect under the Architect’s Contract for the benefit of Tenant (or if not prohibited by the Architect’s Contract, Landlord shall, upon Tenant’s request, assign the right to enforce the Architect’s Contract directly to Tenant so that Tenant may undertake enforcement of the same on its own behalf). Tenant shall

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

pay any costs and expenses incurred by Landlord in enforcing the Architect’s Contract at the request of Tenant within ten (10) days of demand as a condition to Landlord’s obligation to so enforce the Architect’s Contract. In the event Landlord elects to enforce the Architect’s Contract and the same is not at the request of Tenant, Landlord shall do the same at Landlord’s expense. Tenant shall promptly revise the Tenant Demotion Plans to incorporate any comments thereon from the Town of Lexington so that the same may be approved by the Town of Lexington for issuance of a demolition permit.

(3)

Landlord’s Additional Work. No later than the Tenant Construction Plans Date, Tenant shall deliver to Landlord a full set of construction plans and specifications (the “Tenant’s Submission”) containing all details for the work to be performed by Landlord to prepare the Second Floor Premises and the Office/Laboratory Premises (the “Landlord’s Laboratory Work”) and the [*] Premises (the “Landlord’s [*] Work”) for Tenant’s occupancy (collectively, the Landlord’s Laboratory Work and the Landlord’s [*] Work are referred to herein as the “Landlord’s Additional Work”), such plans and specifications to be prepared by Perkins Will and shall clearly delineate between the Landlord’s [*] Work and the Landlord’s Laboratory Work. Landlord shall have no responsibility for the installation or connection of Tenant’s computer, telephone, other communication equipment, systems or wiring. Such plans and specifications (the “Plans”) shall contain at least the information required by, and shall conform to the requirements of, Exhibit B-4. Landlord shall have no obligation to perform Landlord’s Additional Work until the Plans shall have been presented to it and approved by it. Provided that the Plans shall contain at least the information required by, and shall conform to the requirements of, Exhibit B-4, Landlord shall not unreasonably withhold or delay its approval of the Plans. However, Landlord’s determination of matters relating to alterations or changes visible outside the Premises shall be in Landlord’s sole discretion. As soon as practicable after the receipt of the Plans, Landlord shall notify Tenant as to whether Landlord approves the Plans and shall furnish to Tenant a written statement (the “Cost Notice”) of all costs of Landlord’s Additional Work, as well as costs of the Demolition Work solely as to the Second Floor Premises, the Office/Laboratory Premises and the [*] Premises (the “Total Landlord’s Additional Work Cost”). In connection with the foregoing, it is understood and agreed that Landlord’s approval under this Section is given solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely upon Landlord’s approval of the Plans for any other purpose whatsoever other than for satisfying the consent requirements under this Lease. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of the Plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

Landlord’s approval of the Plans shall in no event relieve Tenant of the responsibility for such design. Notwithstanding the foregoing, the parties acknowledge and agree that as an accommodation to Tenant, Landlord entered into the Architect’s Contract with the Architect prior to the execution of this Lease for the preparation of the Plans, and as a result, in the event that the Plans contain errors or omissions by Architect or the work described therein is not designed in compliance with applicable laws, Landlord, upon request of Tenant (which shall be a right but not an obligation of Tenant), and at the expense of Tenant, shall enforce the obligations of the Architect under the Architect’s Contract for the benefit of Tenant (or if not prohibited by the Architect’s Contract, Landlord shall, upon Tenant’s request, assign the right to enforce the Architect’s Contract directly to Tenant so that Tenant may undertake enforcement of the same on its own behalf). Tenant shall pay any costs and expenses incurred by Landlord in so enforcing the Architect’s Contract at the request of Tenant within ten (10) days of demand as a condition to Landlord’s obligation to so enforce the Architect’s Contract. In the event Landlord elects to enforce the Architect’s Contract and the same is not at the request of Tenant, Landlord shall do the same at Landlord’s expense. Landlord has agreed not to charge a construction management fee with respect to Landlord’s Additional Work.

(4)

Tenant Plan Excess Costs. To the extent the Total Landlord’s Additional Work Cost exceeds the Tenant Allowance set forth in Section 1.4 of this Work Agreement, such excess costs are hereinafter referred to as “Tenant Plan Excess Costs” and shall be paid by Tenant as Additional Rent in accordance with Section 1.5 of this Work Agreement. Tenant shall provide Landlord in writing, within five (5) business days of receipt by Tenant of Landlord’s Cost Notice, of either (i) its approval thereof and its authorization to Landlord to proceed with Landlord’s Additional Work in the event Landlord had no objection to the Plans, or (ii) changes in the Plans prepared by Tenant’s architect which shall be responsive to any objections raised by Landlord. In the event of the latter modification, Landlord shall, as soon as practicable after Landlord obtains price quotations for any changes in the Plans, notify Tenant in writing of all changes in the Cost Notice, the Total Landlord’s Additional Work Cost and the Tenant Plan Excess Costs resulting from said plan modifications and whether Landlord approves the revised Plans. Tenant shall, within five (5) business days after receipt of Landlord’s revised quotation either approve or disapprove of such revised quotation (the “Initial Revised Quotation”). If Tenant approves such revised quotation, the Cost Notice and the Total Landlord’s Additional Work Cost shall be modified as stated in Landlord’s written notice. If Tenant disapproves the Initial Revised Quotation, Tenant may further revise the Plans and the foregoing process shall be continued until any further revised Plans and further revised quotation are approved, but any period from and after the expiration of the initial five-day period for approval of the Initial Revised Quotation and continuing until the

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

final revisions and approvals shall be deemed a Tenant Delay hereunder. Landlord agrees that the Landlord’s Additional Work, as well as the Demolition Work solely related to the Second Floor Premises, the Office/Laboratory Premises and the [*] Premises, shall be performed for not more than the amount stated in the Cost Notice, as modified (if applicable) by the amount stated in the approved Initial Revised Quotation, and to the extent the actual costs of performing such work exceeds the Total Landlord’s Additional Work Cost (as modified if applicable) (the “Construction Cost Excess”), Tenant shall not have any responsibility for the Construction Cost Excess except to the extent the Construction Cost Excess is a result of a (i) Change Order, (ii) Tenant Delay, or (iii) deficiencies in the Plans.

(5)	Definition of Landlord’s Work. For the purposes of the Lease, the term “Landlord’s Work” shall mean all labor, materials and other work necessary for the construction of the improvements identified as Landlord’s Third Floor Work, the Demolition Work, and Landlord’s Additional Work; provided, however, that Landlord shall have no responsibility for the installation or connection of Tenant’s computer, telephone, other communication equipment, systems or wiring or licensing or operational permits for the Laboratory or the [*] Premises.

(6)	Authorization to Proceed Date; Tenant Construction Plans Date; Long Lead Item Release Date. Tenant shall, on or before the Authorization to Proceed Date, give Landlord written authorization to proceed with Landlord’s Additional Work in accordance with Tenant’s approved Plans (“Notice to Proceed”). It is acknowledged and agreed that the Authorization to Proceed Date shall be extended in the event Tenant elects to revise the Plans after receipt of the Cost Notice, but any delay caused by exercise of such election shall be deemed a Tenant Delay. In addition, Tenant shall, on or before the Tenant Construction Plans Date, execute and deliver to Landlord any affidavits and documentation required in order to obtain all permits and approvals necessary for Landlord to commence and complete Landlord’s Work on a timely basis (“Permit Documentation”). Tenant shall, on or before the (i) the Long Lead Items Submission Date, notify Landlord of all Long Lead Items (as defined below) required for the performance of the Landlord’s Work, and (ii) Long Lead Item Release Date, give Landlord written authorization to proceed to purchase and/or contract for any items of work for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Premises and require additional time for receipt or installation (“Long Lead Items”). Notwithstanding the foregoing, Tenant acknowledges that (i) certain Long Lead Items may still delay completion of Landlord’s Work and thus result in a Tenant Delay even if Tenant does authorize them on or before the Long Lead Item Release Date, and (ii) any Long Lead Items which are identified in Tenant’s Plans after the Long Lead Item Release Date may delay completion of Landlord’s Work and thus result in a Tenant Delay.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

(7)	Change Orders. Tenant shall have the right, in accordance herewith, to submit for Landlord’s approval change proposals subsequent to Landlord’s approval of the Plans and Tenant’s approval of the Tenant Plan Excess Costs, if any (each, a “Change Proposal”). Landlord agrees to respond to any such Change Proposal within such time as is reasonably necessary (taking into consideration the information contained in such Change Proposal) after the submission thereof by Tenant, advising Tenant of any anticipated increase in costs (“Change Order Costs”) associated with such Change Proposal, as well as an estimate of any delay which would likely result in the completion of the Landlord’s Work if a Change Proposal is made pursuant thereto (“Landlord’s Change Order Response”). Tenant shall have the right to then approve or withdraw such Change Proposal within three (3) days after receipt of Landlord’s Change Order Response. If Tenant fails to respond to Landlord’s Change Order Response within such three (3) day period, such Change Proposal shall be deemed withdrawn. If Tenant approves such Change Proposal, then such Change Proposal shall be deemed a “Change Order” hereunder and if the Change Order is made, then the Change Order Costs associated with the Change Order shall be deemed additions to the Tenant Plan Excess Costs and shall be paid in the same manner as Tenant Plan Excess Costs are paid as set forth in Section 1.5 of this Work Agreement.

(8)	Tenant Response to Requests for Information and Approvals. Except to the extent that another time period is expressly herein set forth, Tenant shall reasonably respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative for approvals or information in connection with Landlord’s Work, within three (3) business days of Tenant’s receipt of such request.

(9)	Time of the Essence. Time is of the essence in connection with Tenant’s and Landlord’s obligations under this Section 1.1.

(B)	Tenant Delay.

(1)	A “Tenant Delay” shall be defined as the following:

(a)

Tenant’s failure to (i) deliver the Tenant’s Submission by the Tenant Construction Plans Date, (ii) notify Landlord of all Long Lead Items by the Long Lead Submission Date, (iii) give Landlord written authorization to proceed to purchase and/or contract for delivery of the Long Lead Items by the Long Lead Item Release Date, (iv) give authorization to Landlord to proceed with Landlord’s

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

Additional Work on or before the Authorization to Proceed Date or (v) provide all required Permit Documentation to Landlord on or before the Authorization to Proceed Date; or

(b)	Tenant’s failure timely to respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative including, without limitation, within the time periods set forth in Section 1.1(A)(8) above;

(c)	Tenant’s failure to pay the Tenant Plan Excess Costs when due in accordance with Section 1.5 of this Work Agreement;

(d)	Any delay due to items of work for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Premises and require additional time for receipt or installation;

(e)	Any delay due to changes, alterations or additions required or made by Tenant after Landlord approves Tenant’s Plans including, without limitation, Change Orders; or

(f)	Any other delays caused by Tenant, Tenant’s contractors, architects, engineers or anyone else engaged by Tenant in connection with the preparation of the Premises for Tenant’s occupancy, including, without limitation, utility companies and other entities furnishing communications, data processing or other service, equipment, or furniture.

(2)	Tenant Obligations with Respect to Tenant Delays.

(a)	Tenant covenants that no Tenant Delay shall delay an Applicable Commencement Date or the obligation to pay Annual Fixed Rent or Additional Rent, regardless of the reason for such Tenant Delay or whether or not it is within the control of Tenant or any such employee. Landlord’s Work (or the applicable elements thereof) shall be deemed substantially completed as of the date when Landlord’s Work (or the applicable elements thereof) would have been substantially completed but for any Tenant Delays, as determined by Landlord in the exercise of its good faith business judgment.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

(b)	Tenant shall reimburse Landlord the amount, if any, by which the cost of Landlord’s Work is increased as the result of any Tenant Delay.

(c)	Any amounts due from Tenant to Landlord under this Section 1.1(B)(2) shall be due and payable within fifteen (15) days of billing therefore (except that amounts due in connection with Change Orders shall be paid as provided in Section 1.5), and all such amounts shall be considered to be Additional Rent. Nothing contained in this Section 1.1(B)(2) shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in the Lease.

(C)	Substantial Completion of Landlord’s Work.

(1)	Landlord’s Obligations. Subject to Tenant Delays and delays due to Force Majeure, as defined in Section 6.1 of the Lease, Landlord shall use reasonable speed and diligence to have (i) Landlord’s Third Floor Work substantially completed on or before the Third Floor Premises Estimated Commencement Date, (ii) Landlord’s Laboratory Work substantially completed on or before the Office/Laboratory Premises Estimated Commencement Date, and (iii) Landlord’s [*] Work substantially completed on or before the [*] Premises Estimated Commencement Date, but Tenant shall have no claim against Landlord for failure so to complete construction of Landlord’s Work in the Premises, except for the rights expressly specified in Section 1.2 of this Work Agreement. Landlord shall use reasonable efforts to notify Tenant in writing ten (10) days in advance of the date on which it expects (A) Landlord’s Third Floor Work to be substantially completed, (B) Landlord’s Laboratory Work to be substantially completed, and (C) Landlord’s [*] Work to be substantially completed.

(2)	Definition of Substantial Completion. The applicable portion of the Premises shall be treated as having been substantially completed (and ready for occupancy for the purposes of Section 2.4 of the Lease) on the later of:

(a)

The date on which the Landlord’s Work applicable to such portion of the Premises (i.e. Landlord’s Third Floor Work as to the Third Floor Premises, Landlord’s Laboratory Work as to the Office/Laboratory Premises and the Second Floor Premises, and Landlord’s [*] Work as to the [*] Premises) has been completed (or would have been completed except for Tenant Delays) except for minor items of work and adjustment of equipment and fixtures

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

which can be completed after occupancy has been taken without causing substantial interference with Tenant’s use of such portion of the Premises (i.e. so-called “punch list” items), or

(b)	The date when permission has been obtained from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of such portion of the Premises for the Permitted Use, unless the failure to obtain such permission is due to a Tenant Delay; provided however, such condition shall be waived in the event Landlord is unable to obtain such permission solely as a result of the failure of Tenant to install fixtures, furniture or equipment which is the responsibility of Tenant or in the equipment any commissioning or licensing of the laboratory or [*] is a pre-condition to the grant of such permission.

In the event of any dispute as to the date on which an element of Landlord’s Work has been substantially completed, the reasonable determination of Landlord’s architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

(3)	Incomplete Work. Landlord shall complete as soon as conditions practically permit any incomplete items of Landlord’s Work, and Tenant shall cooperate with Landlord in providing access as may be required to complete such work in a normal manner.

(4)	Early Access by Tenant. Landlord shall permit Tenant access for installing Tenant’s trade fixtures in portions of the Premises for a period of thirty (30) days prior to substantial completion when it can be done without material interference with remaining work or with the maintenance of harmonious labor relations. Any such access by Tenant shall be at upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent) and shall be at Tenant’s sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

(5)	Prohibition on Access by Tenant Prior to Actual Substantial Completion. If, prior to the date that the Premises are in fact actually substantially complete, the Premises are deemed to be substantially complete as a result of a Tenant Delay (i.e. and the Commencement Date has therefore occurred), Tenant shall not (except with Landlord’s consent) be entitled to take possession of the Premises for the Permitted Use until the Premises are in fact actually substantially complete.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

1.2	Outside Completion Dates

(A) If Landlord shall have failed substantially to complete the Landlord’s Third Floor Work on or before the Second Floor Premises and Third Floor Premises Outside Completion Date as defined in Section 1.1 of the Lease (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure (as defined in Section 6.1 of the Lease) or any act or failure to act of Tenant which interferes with Landlord’s construction of the Landlord’s Work, without limiting Landlord’s other rights on account thereof), the Second Floor Premises and Third Floor Premises Annual Fixed Rent shall be abated from and after the Second Floor Premises and Third Floor Premises Rent Commencement Date by two (2) days for each day beyond Second Floor Premises and Third Floor Premises Outside Completion Date (as so extended) until the Landlord substantially completes the Landlord’s Third Floor Work.

(B) If Landlord shall have failed substantially to complete the Landlord’s Laboratory Work on or before the Office/Laboratory Premises Outside Completion Date as defined in Section 1.1 of the Lease (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure (as defined in Section 6.1 of the Lease) or any act or failure to act of Tenant which interferes with Landlord’s Work, without limiting Landlord’s other rights on account thereof), the Office/Laboratory Premises Annual Fixed Rent shall be abated from and after the Office/Laboratory Rent Commencement Date by two (2) days for each day beyond Office/Laboratory Premises Outside Completion Date (as so extended) until the Landlord substantially completes the Laboratory Work.

(C) If Landlord shall have failed substantially to complete the Landlord’s [*] Work on or before the [*] Premises Outside Completion Date as defined in Section 1.1 of the Lease (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure (as defined in Section 6.1 of the Lease) or any act or failure to act of Tenant which interferes with Landlord’s Work, without limiting Landlord’s other rights on account thereof), the [*] Premises Annual Fixed Rent shall be abated from and after the [*] Premises Rent Commencement Date by two (2) days for each day beyond [*] Premises Outside Completion Date (as so extended) until the Landlord substantially completes the [*] Work.

(D) Each day of Tenant Delay shall be deemed conclusively to cause an equivalent day of delay by Landlord in substantially completing the work to be done by Landlord pursuant to Section 1.1 of this Work Agreement, and thereby automatically extend for each such equivalent day of delay the date of the applicable Outside Completion Date.

(E) It is acknowledged and agreed that the remedies contained in this Section 1.2 shall not apply in the event that Landlord shall be unable to obtain permission from the

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

applicable governmental authority for occupancy by Tenant of an applicable portion of the Premises for the Permitted Use if such permission is withheld by such governmental authority due to the fact that elements of the Landlord’s Work in other portions of the Premises have not been completed.

1.3	Quality and Performance of Work

All construction work required or permitted by the Lease shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, rules, regulations, statutes, by-laws, court decisions, and orders and requirements of all public authorities (“Legal Requirements”) and all Insurance Requirements (as defined in Section 5.12 of the Lease). All of Tenant’s work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations. Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party’s behalf by any Construction Representative of the party named in Section 1.1 of the Lease or any person hereafter designated in substitution or addition by notice to the party relying. Except to the extent to which Tenant shall have given Landlord notice of respects in which Landlord has not performed Landlord’s construction obligations under this Work Agreement (if any) not later than the end of the fiftieth (50th) week next beginning after the Final Commencement Date with respect to Landlord’s construction obligations under this Work Agreement, Tenant shall be deemed conclusively to have approved Landlord’s construction and shall have no claim that Landlord has failed to perform any of Landlord’s obligations under this Work Agreement (if any). Landlord agrees to correct or repair at its expense items which are then incomplete or do not conform to the work contemplated under the Plans and as to which, in either case, Tenant shall have given notice within such period to Landlord, as aforesaid.

1.4	Special Allowance

Landlord shall provide to Tenant a special allowance equal to One Million One Hundred and Ninety-Eight Thousand Six Hundred and Sixty-One Dollars ($1,198,661) (the “Tenant Allowance”). The Tenant Allowance shall be used and applied by Landlord solely on account of the cost of Landlord’s Additional Work and the costs of the Demolition Work to the extent related to the Second Floor Premises, the Office/Laboratory Premises and the [*] Premises. In no event shall Landlord’s obligations to pay, or reimburse Tenant, for any of such costs exceed the total Tenant Allowance. Notwithstanding the foregoing, Landlord shall be under no obligation to apply any portion of the Tenant Allowance for any purposes other than as provided in this Section 1.4. In addition, in the event that (i) Tenant is in default under the Lease beyond any applicable notice and cure period or (ii) there are any liens which are not bonded to the reasonable satisfaction of Landlord against Tenant’s interest in the Lease or against the Building or the Site arising out of any work performed by Tenant or any litigation in which Tenant is a party, then, from and after the date of such event (“Event”), Landlord shall have no further obligation to utilize any portion of the Tenant

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

Allowance towards the costs permitted under this Section 1.4. Further, the Tenant Allowance shall only be applied towards the cost of Landlord’s Additional Work and the costs of the Demolition Work to the extent related to the Second Floor Premises, the Office/Laboratory Premises and the [*] Premises, and in no event shall Landlord be required to make application of any portion of the Tenant Allowance towards Tenant’s personal property, trade fixtures or moving expenses or on account of any supervisory fees, overhead, management fees or other payments to Tenant, or any partner or affiliate of Tenant. In the event that the costs of Landlord’s Additional Work and the costs of the Demolition Work to the extent related to the Second Floor Premises, the Office/Laboratory Premises and the [*] Premises are less than the Tenant Allowance, Tenant shall not be entitled to any payment or credit nor shall there be any application of the same toward Annual Fixed Rent or Additional Rent owed by Tenant under the Lease. Landlord shall have the right to immediately cease performance of the Landlord’s Work if an Event of Default occurs under this Lease.

1.5	Payment of Tenant Plan Excess Costs

To the extent, if any, that there are Tenant Plan Excess Costs, Tenant shall pay Landlord, as Additional Rent, within ten (10) days of billing therefor, from time to time during the performance of Landlord’s Work, in the proportion that such Tenant Plan Excess Costs bears to the Total Landlord’s Additional Work Cost, provided however, that if the Tenant Plan Excess Costs are the result of a Change Order, then Tenant shall pay to Landlord, as Additional Rent, at the time that Tenant approves such Change Order in accordance with Section 1.1(A)(7), all such Tenant Plan Excess Costs. In addition to any other rights or remedies of Landlord hereunder for Tenant’s failure timely to pay the Tenant Plan Excess Costs when required under this Section, the same shall constitute a Tenant Delay hereunder and/or Landlord may immediately (and without notice to Tenant) draw on the Construction Letter of Credit (as defined below) in an amount equal to the amount so due from Tenant.

1.6	Construction Letter of Credit.

Concurrently with its execution of this Lease, Tenant shall pay to Landlord a security deposit in the amount of [*]. as security for the payment of the Tenant Plan Excess Costs. Such deposit shall be in the form of an irrevocable, unconditional, negotiable letter of credit (the “Construction Letter of Credit”). The Construction Letter of Credit shall comply in all respects with the letter of credit requirements of Section 9.18 of the Lease and be substantially in the form attached hereto as Exhibit M. If the credit rating for the issuer of such Construction Letter of Credit falls below the standard set forth in (i) above or if the financial condition of such issuer changes in any other material adverse way or if any trustee, receiver or liquidator shall be appointed for the issuer, Landlord shall have the right to require that Tenant provide a substitute letter of credit that complies in all respects with the requirements of this Section 1.6, and Tenant’s failure to provide the same within thirty (30) days following Landlord’s written demand therefor shall entitle Landlord to immediately draw upon the Construction Letter of Credit. Any such Letter

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

of Credit shall be for a term expiring December 1, 2013. Any failure or refusal of the issuer to honor the Letter of Credit shall be at Tenant’s sole risk and shall not relieve Tenant of its obligation hereunder with regard to the security deposit or the payment of the Tenant Plan Excess Costs. Upon the failure of Tenant to pay any portion of the Tenant Plan Excess Costs when due, Landlord shall have the immediate right from time to time, without prejudice to any other remedy Landlord may have on account thereof, to draw on such Construction Letter of Credit and to apply the amount of such draw to the Tenant Plan Excess Costs then due. Neither the holder of a mortgage nor the Landlord in a ground lease on property which includes the Premises shall ever be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder or ground Landlord.

Tenant not then being in default and having paid the entire amount of the Tenant Plan Excess Costs, Landlord shall return the Construction Letter of Credit to Tenant within thirty (30) days after the Final Commencement Date.

1.7	Payment of Costs of Preparing Tenant’s Plans.

Landlord has entered into a contract or contracts for the design of the Landlord’s Work, including the design work for the Tenant Demolition Plans (to the extent related to the Second Floor premises, the Office/Laboratory Premises and the [*] Premises) and the Plans. Notwithstanding the foregoing, Tenant agrees and acknowledges that it is responsible for all costs of preparing the Tenant Demolition Plans (to the extent related to the Second Floor Premises, the Office/Laboratory Premises and the [*] Premises) and the Plans (collectively, the “Design Work”), but Landlord agrees that Landlord shall (using the Tenant Allowance ) pay the applicable vendors and service providers for the Design Work after receiving written approvals from Tenant of invoices for such vendors and service providers and written direction to pay such invoices from Tenant. Landlord shall make payments due under such contracts, in accordance with the written direction of Tenant, within thirty (30) days of Landlord’s receipt of such direction. Landlord shall have no obligation or liability to Tenant based upon the performance or non-performance of the Design Work or any deficiency in the Design Work except with respect to Landlord’s enforcement obligations upon Tenant’s request identified in Section 1.1(A)(2) and (A)(3) above. Tenant hereby agrees that Tenant has the sole responsibility to the vendors and service providers for directing the content of the Design Work (subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned, or delayed). The parties expressly agree that, for the purposes of the immediately preceding sentence, Landlord shall not be responsible to Tenant for: (i) Tenant, or Tenant’s agents, employees or contractors acting in any capacity, including, without limitation, while performing the owner’s obligations under any design contracts and/or while managing the performance of vendors and service providers under any design contracts, or (ii) any contractors, architects, or vendors providing any services under any design contract. Notwithstanding the foregoing, (i) Landlord shall have no liability to Tenant, and Tenant waives all claims against Landlord in respect to, the failure of the Design Work as shown

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

on the Plans to comply with applicable Legal Requirements, and (ii) Tenant shall have no liability to Landlord, and Landlord waives all claims against Tenant in respect to, the failure of the Design Work as shown on the Plans to comply with applicable Legal Requirements, but the foregoing shall not in any way impair or waive claims of either party against the architects and/or engineers with respect to the Design Work. Without limiting the foregoing, and notwithstanding anything to the contrary in this Lease contained, any delays arising from the Design Work or the delivery of the Plans shall be considered to be a Tenant Delay, except to the extent that the same arises from either Landlord’s failure timely to pay any amount directed by Tenant as provided above.

If (i) Tenant is required to indemnify, defend and/or hold Landlord harmless pursuant to the provisions of this Section 1.7, and/or (ii) Tenant, in Tenant’s sole discretion, determines that any materials are defective or not according to the contract specifications, or any of the work performed under any design contract is defective or negligently performed, then Landlord shall, upon Tenant’s written request, take any actions Tenant may reasonably request to enforce Landlord’s rights under such design contract so as to require the vendor, service provider, or contractor in question to perform its obligations under such design contract and thereby minimize or eliminate Tenant’s risk or cost. To the extent not paid by the vendor, service provider or contractor, as applicable, Tenant shall, within thirty (30) days of billing therefor, reimburse Landlord for any out-of-pocket costs (including, without limitation, reasonable attorneys fees) which Landlord incurs as the result of any such request by Tenant.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

EXHIBIT B-2

Space Plan

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-2

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-2

EXHIBIT B-3

Boston Properties         Synageva Tenant Work Letter 33 Hayden Ave Lex 3rd Floor

DELINEATION OF SYNAGEVA Third Floor TURN-KEY MATRIX

January 8, 2013

Element	Description	Turn – Key Scope	Tenant Cost
Demo	Remove existing carpet/ wall base/VCT throughout suite On floor 3.	X

	Remove existing 15/16“ceiling grid located at different areas and Install 9/16” Fineline ceiling grid to match existing grid on floor 3.	X

	Remove existing ceiling tiles that do not match USG Mars 3500 Clima Plus tile on floor 3_	X

	Remove existing offices/D/F/H not needed for new layout on floor 3.	X

	Penetration work (floor slab/wall removal) related to MEP demo for first floor Lab penetrations.		X

Finish Carpentry	Supply and install upper and lower Plastic Laminate (Wilsonart or Nevamar) cabinets In coffee area	X

3126/3177 and Kitchen area 3142 on 3i’d floor as indicated on attached plan. Laminate Selection by Tenant.

	Supply and install closet pole and shelf in coat closet 3161and 3181.	X

	Sand and paint existing exterior window sills throughout The 3’d floor.	X

Doors & Frames	Install 8’-6” high PM frames as shown on attached plan.

	Install new paint grade doors with full-size glass insert.	X

	Supply and install US10 Bronze Satin Finish passage and lockset hardware to match second floor building standard hardware.	X

	Card readers and electrical hardware by tenant.		X

Drywall	Build new demising walls with insulation for /IT Room 3151 along with demising walls with insulation in conference rooms 3154 and 3187, install insulation in walls of Senior managers offices on floor 3 per attached plans.	X

	Build new floor to ceiling (8’x6”) office walls per attached plan on floor 3.	X

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-3

Element	Description	Turn – Key Scope	Tenant Cost
Acoustic Ceilings	Supply and install new 2’x2’USG Mars — Clima Plus ceiling tile #869851 on floor 3.

Supply and install Fineline — Ultraline - 43500 9/16” 14” reveal ceiling grid on floor 3.

Flooring	Supply and install base building Shaw Commercial carpet ($18/YD installed). Carpet selected by tenant from LL supplied carpet books.	X	X

	Carpet above LL allowance will be at tenant expense.	X

	Supply and install new VCT in coffee area 3126/3177 kitchen area 3142 electrical room 3153 A/3180 copy room 3182/3153 storage room 3162/3163 file room 3148/3140 computer storage 3149 pre-action room 3150 and server room 3151. Color selected by tenant.	X

Supply and install new Sohnsonite vinyl wall base throughout floor 3.

Wall Finishes	Paint New And Existing Walls In Tenant’s Choice Of Color On Floor 3	X

	Paint new and existing door frames. Paint new and existing doors..	X

Accent colored walls one per office in building standard paint.

Equipment Specialties	Supply and install cubicles.		X

Heavy loading requirements.

	Fire extinguishers as required by code	X

Building standard signage in building directory in lobby.

	Branding and tenant signage Exterior signage		X

	Existing exterior window shades will be cleaned and repaired as needed throughout 3rd fi.	X

Moveable wall system in conference room 3154.

Fire Protection	Relocate/add semi recessed fire sprinlder heads to accommodate attached layout to meet code requirements on floor 3.	X

	Supply and install new fire ham/strobe units to accommodate floor layout to meet code requirements on floor 3.	X

Pre-Action fire suppression system.

Plumbing	Supply and install piping and sink in coffee stations 3126/3177 with point of use water heater.	X

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-3

Element	Description	Turn – Key Scope	Tenant Cost
HVAC	Supplemental cooling unit one (5 ton) for server room 3153 on floor 3,

	Relocate/add new ductwork and diftbsers to accommodate new layout on floor 3.	X

	New Fan Powered Boxes as needed to accommodate new floor layout on floor 3.	X

Electrical	Supply and install (2) duplex wall outlets In new offices/coffee station/conference rooms on floor 3.	X

Existing wall outlets ill remain In Place.

	Ceiling Motion Sensors throughout suite on floor 3 to meet energy code.	X

	Wall switches (motion sensors) as needed to accommodate layout on floor 3.	X

	Exit Signs/Fire Alarm devices as required by code on floor 3.	X

	Dimmer switches (If Requested)		X

	Supply and install new 2’x2’ or 2’x4’indirect light fixtures throughout floor 3.	X

	Specialty lighting fixtures.		X

	Provide electrical power to cubicle whips or power- pole	X

Telecom Security	Design/Install of Tel/Data/Furniture/AV.		X

	Tel/Data Wiring/Equipment and Permit		X

	Tenant Space Security System (If Required)		X

Design Services	Design For Turnkey Scope on 3rd Floor.	X

	Life/Safety Engineering for Fire Protection & Fire Alarm Modification Required by Code On Floor 3,	X

	Design Cost associated with tenant cost items.		X

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-3

EXHIBIT B-4

TENANT PLAN AND WORKING DRAWING REQUIREMENTS

1.	Floor plan indicating location of partitions and doors (details required of partition and door types).

2.	Location of standard electrical convenience outlets and telephone outlets.

3.	Location and details of special electrical outlets; (e.g. Xerox), including voltage, amperage, phase and NEMA configuration of outlets.

4.	Reflected ceiling plan showing layout of standard ceiling and lighting fixtures. Partitions to be shown lightly with switches located indicating fixtures to be controlled.

5.	Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

6.	Location and heat load in BTU/Hr. of all special air conditioning and ventilating requirements and all necessary HVAC mechanical drawings.

7.	Location and details of special structural requirements, e.g., slab penetrations and areas with floor loadings exceeding a live load of 70 lbs./s.f.

8.	Locations and details of all plumbing fixtures; sinks, drinking fountains, etc.

9.	Location and specifications of floor coverings, e.g., vinyl tile, carpet, ceramic tile, etc.

10.	Finish schedule plan indicating wall covering, paint or paneling with paint colors referenced to standard color system.

11.	Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

12.	Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc. Keying schedule is required.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-4

13.	Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.).

14.	Location of any special soundproofing requirements.

15.	All drawings to be uniform size (30” X 42”) and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8” = 1’ or larger.

16.	Drawing submittal shall include the appropriate quantity required for Landlord to file for permit along with four half size sets and one full size set for Landlord’s review and use.

17.	Provide all other information necessary to obtain all permits and approvals for Landlord’s Work.

18.	Upon completion of the work, Tenant shall provide Landlord with two hard copies and one electronic CAD file of updated architectural and mechanical drawings to reflect all project sketches and changes.

19.	As appropriate with respect to the applicable portion of the Premises, details related to lab casework, laboratory and [*] equipment and special mechanical, electrical and plumbing systems.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-4

EXHIBIT B-5

Install new building AHU (air handler unit) on roof for building HVAC distribution. A Variable Air Volume (VAV) system designed in accordance with local and ASHRAE requirements will be provided to serve the HVAC requirements. Performance criteria is provided in Exhibit C Landlord Services.

All rooftop and vertical distribution for office space associated with installation of AHU1 shall be included in the Capital Renovations.

Automatic temperature control system for the office space consisting of direct digital controls (DDC) and appurtenances.

Install two (2) new high efficiency boilers for building with a capacity of 1,500,000 BTUII input per unit.

Renovate lst floor lobby and café consistent with attached Plan.

Remove ACM floor mastic/floor tile and duct sealant and other ACM containing materials as may be present throughout the building in accordance with the terms of the lease.

Update existing atrium exhaust as necessary to conform to current building codes or as required by local authorities.

Repave parking lot with new stall markings. New markings will include up to eight (8) visitor spots at a mutually acceptable location or locations. Signage designating visitor spots will be at Landlord’s expense.

New electrical service will be installed in accordance with the latest edition of the National Electric Code. Power will be provided in sufficient capacity for Base Building MEP load and Common Area electric loads. In addition to Base Building loads, electrical power shall be designed to provide capacity consistent with Tenant’s requirements for the lab, [*] and Tenant’s special equipment. Tenant power shall be available in the Main Electrical Room for extension to each new electrical closet on each of the tenant floors.

The costs associated with supplying and installing the new transformer which is necessary to accommodate Tenant’s specific power requirements is a cost associated with the lab and [*] buildout and, as such, is included in the lab and [*] budget.

Base building signage will be replaced with code conforming signage.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-5

Plan of renovation scope to café and lobby area. This plan is subject to modification in execution of final plans but will be consistent in scope. Café furniture by Landlord. Tenant furniture in lobby includes but is not limited to reception desk, team table and chairs and branding screens.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B-5

EXHIBIT C

LANDLORD SERVICES

I.	CLEANING

Cleaning and janitorial services shall be provided as needed Monday through Friday, exclusive of holidays observed by cleaning company and Saturdays and Sundays.

A.	OFFICE AREAS

Cleaning and janitorial services to be provided in the office areas shall include:

1.	Vacuuming, damp mopping of resilient floors and trash removal.

2.	Dusting of horizontal surfaces within normal reach (tenant equipment to remain in place).

3.	High dusting and dusting of vertical blinds to be rendered as needed.

B.	LAVATORIES

Cleaning and janitorial services to be provided in the common area lavatories of the building shall include:

1.	Dusting, damp mopping of resilient floors, trash removal, sanitizing of basins, bowls and urinals as well as cleaning of mirrors and bright work.

2.	Refilling of soap, towel, tissue and sanitary dispensers to be rendered as necessary.

3.	High dusting to be rendered as needed.

C.	MAIN LOBBIES, ELEVATORS, STAIRWELLS AND COMMON CORRIDORS

Cleaning and janitorial services to be provided in the common areas of the building shall include:

1.	Trash removal, vacuuming, dusting and damp mopping of resilient floors and cleaning and sanitizing of water fountains.

2.	High dusting to be rendered as needed.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit C

D.	WINDOW CLEANING

All exterior windows shall be washed on the inside and outside surfaces at frequency necessary to maintain a first class appearance.

II.	HVAC

A.	Heating, ventilating and air conditioning equipment will be provided with sufficient capacity to accommodate a maximum population density of one (1) person per one hundred fifty (150) square feet of useable floor area served, and a combined lighting and standard electrical load of 3.0 watts per square foot of useable floor area. In the event Tenant introduces into the Premises personnel or equipment which overloads the system’s ability to adequately perform its proper functions, Landlord shall so notify Tenant in writing and supplementary system(s) may be required and installed by Landlord at Tenant’s expense, if within fifteen (15) days Tenant has not modified its use so as not to cause such overload.

Operating criteria of the basic system shall not be less than the following:

(i)	Cooling season indoor temperature of not in excess of 73 - 79 degrees Fahrenheit when outdoor temperature is 91 degrees Fahrenheit ambient.

(ii)	Heating season minimum room temperature of 68 - 75 degrees Fahrenheit when outdoor temperature is 6 degrees Fahrenheit ambient.

B.	Landlord shall provide heating, ventilating and air conditioning as normal seasonal changes may require during the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday (legal holidays in all cases excepted).

If Tenant shall require air conditioning (during the air conditioning season) or heating or ventilating during any other time period, Landlord shall use landlord’s best efforts to furnish such services for the area or areas specified by written request of Tenant delivered to the Building Superintendent or the Landlord before 3:00 p.m. of the business day preceding the extra usage. Landlord shall charge Tenant for such extra-hours usage at reasonable rates customary for first-class office buildings in the Boston Suburban market, and Tenant shall pay Landlord, as Additional Rent, upon receipt of billing therefor.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit C

III.	ELECTRICAL SERVICES

A.	Landlord shall provide electric power for a combined load of 3.0 watts per square foot of useable area for lighting and for office machines through standard receptacles for the typical office space.

B.	In the event that Tenant has special equipment (such as computers and reproduction equipment) that requires either 3-phase electric power or any voltage other than 120 volts, or for any other usage in excess of 3.0 watts per square foot, Landlord may at its option require the installation of separate metering (Tenant being solely responsible for the costs of any such separate meter and the installation thereof) and direct billing to Tenant for the electric power required for any such special equipment.

C.	Landlord will furnish and install, at Tenant’s expense, all replacement lighting tubes, lamps and ballasts required by Tenant. Landlord will clean lighting fixtures on a regularly scheduled basis at Tenant’s expense.

IV.	ELEVATORS

Provide passenger elevator service.

V.	WATER

Provide hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

VI.	CARD ACCESS SYSTEM

Landlord will provide a card access system at one entry door of the building.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit C

EXHIBIT D

FLOOR PLAN

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit D

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit D

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit D

EXHIBIT E

DECLARATION AFFIXING THE COMMENCEMENT DATE OF LEASE

THIS AGREEMENT made this      day of             , 20    , by and between [LANDLORD] (hereinafter “Landlord”) and [TENANT] (hereinafter “Tenant”).

W I T N E S S E T H T H A T:

1. This Agreement is made pursuant to Section [2.4] of that certain Lease dated [date], between Landlord and Tenant (the “Lease”).

2. It is hereby stipulated that the Lease Term commenced on [commencement date], (being the “Commencement Date” under the Lease), and shall end and expire on [expiration date], unless sooner terminated or extended, as provided for in the Lease.

WITNESS the execution hereof under seal by persons hereunto duly authorized, the date first above written.

LANDLORD:

[INSERT LL SIGNATURE BLOCK]

By:
Name:
Title:

TENANT:

ATTEST:	[TENANT]

By:	By:
Name:	Name:
Title:	Title:
Hereunto duly authorized

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit E

EXHIBIT F

BROKER DETERMINATION OF PREVAILING MARKET RENT

Where in the Lease to which this Exhibit is attached provision is made for a Broker Determination of Prevailing Market Rent, the following procedures and requirements shall apply:

1.	Tenant’s Request. Tenant shall send a notice to Landlord by the time set for such notice in the applicable section of the Lease, requesting a Broker Determination of the Prevailing Market Rent, which notice to be effective must (i) make explicit reference to the Lease and to the specific section of the Lease pursuant to which said request is being made, (ii) include the name of a broker selected by Tenant to act for Tenant, which broker shall be affiliated with a major Boston commercial real estate brokerage firm selected by Tenant and which broker shall have at least ten (10) years experience dealing in laboratory/office properties of a nature and type generally similar to the Building located in the Boston West Suburban Market, and (iii) explicitly state that Landlord is required to notify Tenant within thirty (30) days of an additional broker selected by Landlord.

2.	Landlord’s Response. Within thirty (30) days after Landlord’s receipt of Tenant’s notice requesting the Broker Determination and stating the name of the broker selected by Tenant, Landlord shall give written notice to Tenant of Landlord’s selection of a broker having at least the affiliation and experience referred to above.

3.	Selection of Third Broker. Within ten (10) days thereafter the two (2) brokers so selected shall select a third such broker also having at least the affiliation and experience referred to above.

4.	Rental Value Determination. Within thirty (30) days after the selection of the third broker, the three (3) brokers so selected, by majority opinion, shall make a determination of the annual fair market rental value of the Premises for the period referred to in the Lease. Such annual fair market rental value determination (w) may include provision for annual increases in rent during said term if so determined, (x) shall take into account the office and laboratory nature of the Premises (y) shall take into account the as-is condition of the Premises, and (z) shall take account of, and be expressed in relation to, the tax and operating cost bases and provisions for paying for so-called tenant electricity as contained in the Lease. The brokers shall advise Landlord and Tenant in writing by the expiration of said thirty (30) day period of the annual fair market rental value which as so determined shall be referred to as the Prevailing Market Rent.

5.

Resolution of Broker Deadlock. If the Brokers are unable to agree at least by majority on a determination of annual fair market rental value, then the brokers shall send a notice to Landlord and Tenant by the end of the thirty (30) day period for making said

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit F

determination setting forth their individual determinations of annual fair market rental value, and the highest such determination and the lowest such determination shall be disregarded and the remaining determination shall be deemed to be the determination of annual fair market rental value and shall be referred to as the Prevailing Market Rent.

6.	Costs. Each party shall pay the costs and expenses of the broker selected by it and each shall pay one half (1/2) of the costs and expenses of the Third Broker.

7.	Failure to Select Broker or Failure of Broker to Serve. If Tenant shall have requested a Broker Determination and Landlord shall not have designated a broker within the time period provided therefor above, then Tenant’s Broker shall alone make the determination of Prevailing Market Rent in writing to Landlord and Tenant within thirty (30) days after the expiration of Landlord’s right to designate a broker hereunder. If Tenant and Landlord have both designated brokers but the two brokers so designated do not, within a period of fifteen (15) days after the appointment of the second broker, agree upon and designate the Third Broker willing so to act, the Tenant, the Landlord or either broker previously designated may request the Boston Bar Association (or such organization as may succeed to the Boston Bar Association) to designate the Third Broker willing so to act and a broker so appointed shall, for all purposes, have the same standing and powers as though he had been seasonably appointed by the brokers first appointed. In case of the inability or refusal to serve of any person designated as a broker, or in case any broker for any reason ceases to be such, a broker to fill such vacancy shall be appointed by the Tenant, the Landlord, the brokers first appointed or the Boston Bar Association as the case may be, whichever made the original appointment, or if the person who made the original appointment fails to fill such vacancy, upon application of any broker who continues to act or by the Landlord or Tenant such vacancy may be filled by the Boston Bar Association and any broker so appointed to fill such vacancy shall have the same standing and powers as though originally appointed.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit F

EXHIBIT G

FORM OF LETTER OF CREDIT

BENEFICIARY:

(INSERT COMPLETE NAME & ADDRESS)

AS “LANDLORD”

APPLICANT:

SYNAGEVA BIOPHARMA CORP.

128 SPRING STREET, SUITE 520

LEXINGTON, MA 02421

TENANT”

AMOUNT: [*].

EXPIRATION DATE:                      (TBD - ONE YEAR FROM L/C ISSUANCE)

LOCATION: SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF     IN YOUR FAVOR. THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THE BANK’S OFFICE (AS DEFINED BELOW) OF THE FOLLOWING DOCUMENTS:

(1)	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.

(2)	YOUR SIGHT DRAFT, IN WHOLE OR IN PART DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.

(3)	A DATED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING ANY OF THE FOLLOWING WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH:

(A.)	“AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY SYNAGEVA BIOPHARMA CORP., AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT DATED [INSERT DATE] BY AND BETWEEN TENANT, AND

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit G

BENEFICIARY, AS LANDLORD. FURTHERMORE THIS IS TO CERTIFY THAT: (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT AND SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT AND ALL APPLICABLE CURE PERIODS (IF ANY) HAVE EXPIRED; AND (II) THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE LANDLORD TO NOW DRAW DOWN ON THE LETTER OF CREDIT.”

OR

(B.)	“BENEFICIARY HAS RECEIVED A NOTICE FROM SILICON VALLEY BANK THAT ITS IRREVOCABLE LETTER OF CREDIT NUMBER SVBSF WILL NOT BE EXTENDED AND APPLICANT HAS FAILED TO PROVIDE A REPLACEMENT LETTER OF CREDIT SATISFACTORY TO BENEFICIARY WITHIN THIRTY (30) DAYS PRIOR TO THE CURRENT EXPIRATION DATE.”

THE LEASE MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IS NOT INTENDED THAT SAID LEASE BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.

THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ADDRESS SET FORTH IN THE IN THE STANDBY L/C (OR SUCH OTHER ADDRESS AS BENEFICIARY MAY FROM TIME TO TIME DESIGNATE IN A NOTICE DELIVERED TO SILICON VALLEY BANK AT THE BANK’S OFFICE) THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN-CURRENT EXPIRATION DATE. BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND

(MUST INSERT FINAL EXPIRY DATE PRIOR TO L/C ISSUANCE) WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE “FINAL EXPIRATION DATE”. UPON THE OCCURRENCE OF THE FINAL EXPIRATION DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit G

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES BY THE ISSUING BANK, AT THE REQUEST OF THE BENEFICIARY, BUT IN EACH INSTANCE TO A SINGLE BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION (IN THE FORM OF EXHIBIT “B” ATTACHED HERETO) AND OUR TRANSFER FEE OF  1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00), NOT TO EXCEED A MAXIMUM AMOUNT OF $500.00. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER THIS LETTER OF CREDIT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS DURING REGULAR BUSINESS HOURS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: GLOBAL FINANCIAL SERVICES - STANDBY LETTER OF CREDIT DEPARTMENT; OR BY FACSIMILE TRANSMISSION AT: (408) 969-6510 OR (408) 496-2418 AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-6274 OR (408) 654-7716, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE, PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit G

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICE ISP98, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

SILICON VALLEY BANK,

(FOR BANK USE ONLY)	(FOR BANK USE ONLY)

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit G

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

	DATE:	REF. NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF

US$
U.S. DOLLARS

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA,
IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF DATED , 20 ”

TO: SILICON VALLEY BANK

	3003 TASMAN DRIVE	[INSERT NAME OF BENEFICIARY]
SANTA CLARA, CA 95054

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

(vi)	DATE	INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.

(vii)	REF. NO.	INSERT YOUR REFERENCE NUMBER IF ANY.

(viii)	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY

(ix)	US$	INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.

(x)	U.S. DOLLARS INSERT AMOUNT OF DRAWING IN WORDS.

(xi)	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

(xii)	DATED	INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

	NOTE:	BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE

AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR: ERICO NICOLAS AT (408) 654-7127 OR EVELIO BARAIRO AT (408) 654-3035 .

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit G

EXHIBIT “B”

DATE:

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE		RE:	IRREVOCABLE STANDBY LETTER OF CREDIT
	SANTA CLARA, CA 95054			NO. ISSUED BY
	ATTN:	INTERNATIONAL DIVISION.		SILICON VALLEY BANK, SANTA CLARA
		STANDBY LETTERS OF CREDIT		L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit G

SINCERELY,

(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE)

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

We further confirm that the company has been identified applying the appropriate due diligence and enhanced due diligence as required by BSA and all its subsequent amendments.

(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit G

EXHIBIT H

FORM OF CERTIFICATE OF INSURANCE

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit H

ACORD™ CERTIFICATE OF LIABILITY INSURANCE						DATE (MM/DD/YYYY)
PRODUCER				THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
COMPANIES AFFORDING COVERAGE
109722-ALL-GL-05-07				COMPANY A
INSURED				COMPANY B
COMPANY C
COMPANY D
COVERAGES This certificate supersedes and replaces any previously issued certificate.
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
CO LTR	TYPE OF INSURANCE		POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
	GENERAL LIABILITY					GENERAL AGGREGATE		$
	☐ COMMERCIAL GENERAL LIABILITY					PRODUCTS - COMP/OP AGG		$
	☐☐ CLAIMS MADE ☐ OCCUR					PERSONAL & ADV INJURY		$
	☐ OWNER’S & CONTRACTOR’S PROT					EACH OCCURRENCE		$
	☐					FIRE DAMAGE (Any one fire)		$
	☐					MED EXP (Any one person)		$
	AUTOMOBILE LIABILITY					COMBINED SINGLE LIMIT		$
☐ ANY AUTO
	☐ ALL OWNED AUTOS					BODILY INJURY		$
	☐ SCHEDULED AUTOS					(Per person)
	☐ HIRED AUTOS					BODILY INJURY		$
	☐ NON-OWNED AUTOS					(Per accident)
	☐					PROPERTY DAMAGE		$
☐
	GARAGE LIABILITY					AUTO ONLY - EA ACCIDENT		$
	☐ ANY AUTO					OTHER THAN AUTO ONLY:		$
	☐					EACH ACCIDENT		$
	☐					AGGREGATE		$
	EXCESS LIABILITY					EACH OCCURRENCE		$
	☐ UMBRELLA FORM					AGGREGATE		$
	☐ OTHER THAN UMBRELLA FORM							$
	WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY					☒ WC STATU- TORY LIMITS ☐	OTH- ER
						EACH ACCIDENT		$
	ANY PROPRIETOR/ PARTNER/EXECUTIVE OFFICER	☐ INCL				DISEASE - POLICY LIMIT		$
		☐ EXCL				DISEASE - EACH EMPLOYEE		$
OTHER

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

	CERTIFICATE HOLDER		NYC-002611111-01	CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE INSURANCE COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
AUTHORIZED REPRESENTATIVE
Nancy Bartolino

	ACORD 25 (11/05)				© ACORD CORPORATION 1988

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit H

EVIDENCE OF PROPERTY INSURANCE	DATE (MM/DD/YYYY)

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE OF PROPERTY INSURANCE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
AGENCY	PHONE (A/C, No, Ext):	COMPANY

FAX (A/C, No):	E-MAIL ADDRESS:
CODE:	SUB CODE:
AGENCY CUSTOMER ID #:
INSURED		LOAN NUMBER	POLICY NUMBER

		EFFECTIVE DATE	EXPIRATION DATE		CONTINUED UNTIL
				☐	TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION
LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION
COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE

REMARKS (Including Special Conditions)

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL DAYS WRITTEN NOTICE TO THE ADDITIONAL INTEREST NAMED BELOW, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

ADDITIONAL INTEREST
NAME AND ADDRESS	☐	MORTGAGEE	☐	ADDITIONAL INSURED
	☐	LOSS PAYEE	☐
LOAN #

AUTHORIZED REPRESENTATIVE

ACORD 27 (2006/07)	© ACORD CORPORATION 1993-2006. All rights reserved.
The ACORD name and logo are registered marks of ACORD

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit H

EXHIBIT I

PERMITTED HAZARDOUS MATERIALS

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit I

EXHIBIT J

PLAN OF OFFER SPACE

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit J

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit J

EXHIBIT K

DATA CENTER REQUIREMENTS

“Data Center” Definition:

•	A Data Center is any space specifically designed and equipped to meet the needs of high density computing equipment such as server racks used for data storage and processing.

•	Typically these facilities require dedicated uninterruptible power supplies (UPS Systems) and cooling systems.

•	Data Center functions may include traditional enterprise services, on-demand enterprise services, high performance computing, internet facilities, and/or hosting facilities.

•	Often Data Centers are free-standing, mission-critical computing centers.

•	When a Data Center is located within a larger building, it usually has its own power and cooling systems. It is also common to have raised floor space to facilitate equipment cooling.

•	The Data Center space is intended for sophisticated computing and server functions; it should not be used to represent a server closet or computer training area.

Where to Install a Meter and What Electricity Consumption Requires Metering:

•

A meter installed to measure the electricity consumption for a Data Center should be installed, and the consumption recorded, at the output of the Uninterruptible Power Supply (UPS). Tenant shall provide Landlord with the consumption data month to month.

•	Many UPS systems already have energy consumption meters on them. In this case Tenant shall provide Landlord with the consumption data from this meter month to month.

•	If Tenant’s Data center does not have electricity consumption meter installed at the UPS output to the IT Equipment, Tenant shall install one to obtain the most accurate consumption data.

•

If the UPS system supports non-IT loads such as air conditioning equipment, such electricity consumption shall be excluded from being recorded; OR Tenant shall install a meter to facilitate deducting the consumption of such non-IT equipment from the total Data center electricity consumption meter.

•

If there is no UPS system in Tenant’s Data Center, an electricity consumption meter shall be installed to record the electricity consumption of all IT equipment, servers, computers, etc., excluding air conditioning equipment;

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit K

EXHIBIT L

TENANT’S SIGNAGE

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit L

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit L

EXHIBIT M

FORM OF CONSTRUCTION LETTER OF CREDIT

BENEFICIARY:

(INSERT COMPLETE NAME & ADDRESS)

AS “LANDLORD”

APPLICANT:

SYNAGEVA BIOPHARMA CORP.

128 SPRING STREET, SUITE 520

LEXINGTON, MA 02421

TENANT”

AMOUNT:	[*].
EXPIRATION DATE:	(TBD - ONE YEAR FROM L/C ISSUANCE)

LOCATION:     SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF             IN YOUR FAVOR. THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THE BANK’S OFFICE (AS DEFINED BELOW) OF THE FOLLOWING DOCUMENTS:

(1)	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.

(2)	YOUR SIGHT DRAFT, IN WHOLE OR IN PART DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.

(3)	A DATED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING ANY OF THE FOLLOWING WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH:

A.	“AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY SYNAGEVA BIOPHARMA CORP., AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT DATED [INSERT DATE] BY AND BETWEEN TENANT, AND BENEFICIARY, AS LANDLORD. FURTHERMORE THIS IS TO CERTIFY THAT: (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT AND SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT AND ALL APPLICABLE CURE PERIODS (IF ANY) HAVE EXPIRED; AND (II) THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE LANDLORD TO NOW DRAW DOWN ON THE LETTER OF CREDIT.”

OR

B.	“BENEFICIARY HAS RECEIVED A NOTICE FROM SILICON VALLEY BANK THAT ITS IRREVOCABLE LETTER OF CREDIT NUMBER SVBSF WILL NOT BE

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit M

EXTENDED AND APPLICANT HAS FAILED TO PROVIDE A REPLACEMENT LETTER OF CREDIT SATISFACTORY TO BENEFICIARY WITHIN THIRTY (30) DAYS PRIOR TO THE CURRENT EXPIRATION DATE.”

THE LEASE MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IS NOT INTENDED THAT SAID LEASE BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.

THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL TERMINATE ON

(MUST INSERT FINAL EXPIRY DATE PRIOR TO L/C ISSUANCE) WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE “FINAL EXPIRATION DATE”. UPON THE OCCURRENCE OF THE FINAL EXPIRATION DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER THIS LETTER OF CREDIT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS DURING REGULAR BUSINESS HOURS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: GLOBAL FINANCIAL SERVICES - STANDBY LETTER OF CREDIT DEPARTMENT; OR BY FACSIMILE TRANSMISSION AT: (408) 969-6510 OR (408) 496-2418 AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-6274 OR (408) 654-7716, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE, PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit M

ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICE ISP98, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

SILICON VALLEY BANK,

(FOR BANK USE ONLY)	(FOR BANK USE ONLY)

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit M

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

	DATE:	REF. NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF

US$
U.S. DOLLARS

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA,
IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF DATED , 20 ”

TO: SILICON VALLEY BANK

	3003 TASMAN DRIVE	[INSERT NAME OF BENEFICIARY]
SANTA CLARA, CA 95054

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.

2.	REF. NO.	INSERT YOUR REFERENCE NUMBER IF ANY.

3.	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY

4.	US$	INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.

5.	U.S. DOLLARS	INSERT AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

NOTE:                    BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR: ERICO NICOLAS AT (408) 654-7127 OR EVELIO BARAIRO AT (408) 654-3035 .

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit M

Exhibit N

Designated Parking Spaces

[*]	=	Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit M